                                                                   EXHIBIT 10.44

================================================================================

                                CREDIT AGREEMENT

                          Dated as of November 7, 2003

                                      among

                              AVONDALE MILLS, INC.

                       as Borrower and as a Credit Party,

                   AVONDALE MILLS GRANITEVILLE FABRICS, INC.,

                               as a Credit Party,

                          THE LENDERS SIGNATORY HERETO

                               FROM TIME TO TIME,

                                   as Lenders,

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                    as Administrative Agent, Agent and Lender

                                       and

                        GECC CAPITAL MARKETS GROUP, INC.

                                as Lead Arranger

================================================================================

(c) Copyright 2002. All rights reserved.

                               TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
1.     AMOUNT AND TERMS OF CREDIT................................................................................    2

       1.1      Credit Facilities................................................................................    2
       1.2      Letters of Credit................................................................................    2
       1.3      Commitment Reductions and Prepayments............................................................    3
       1.4      Use of Proceeds..................................................................................    4
       1.5      Interest and Applicable Margins..................................................................    4
       1.6      [Reserved].......................................................................................    6
       1.7      Eligible Inventory...............................................................................    6
       1.8      Cash Management Systems..........................................................................    8
       1.9      Fees.............................................................................................    8
       1.10     Receipt of Payments..............................................................................    8
       1.11     Application and Allocation of Payments...........................................................    8
       1.12     Loan Account and Accounting......................................................................    9
       1.13     Indemnity........................................................................................   10
       1.14     Access. .........................................................................................   11
       1.15     Taxes............................................................................................   11
       1.16     Capital Adequacy; Increased Costs; Illegality....................................................   12
       1.17     Single Loan......................................................................................   13

2.     CONDITIONS PRECEDENT......................................................................................   14

       2.1      Conditions to the Initial Loans..................................................................   14
       2.2      Further Conditions to Each Loan..................................................................   15

3.     REPRESENTATIONS AND WARRANTIES............................................................................   16

       3.1      Corporate Existence; Compliance with Law.........................................................   16
       3.2      Organizational Information, FEIN.................................................................   16
       3.3      Corporate Power, Authorization, Enforceable Obligations..........................................   16
       3.4      Financial Statements and Budget..................................................................   17
       3.5      Material Adverse Effect..........................................................................   18
       3.6      Ownership of Property; Liens.....................................................................   18
       3.7      Labor Matters....................................................................................   19
       3.8      Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness........................   19
       3.9      Government Regulation............................................................................   19
       3.10     Margin Regulations...............................................................................   20
       3.11     Taxes............................................................................................   20
       3.12     ERISA............................................................................................   20
       3.13     No Litigation....................................................................................   21
       3.14     Brokers..........................................................................................   21
       3.15     Intellectual Property............................................................................   21

       3.16     Full Disclosure..................................................................................   22
       3.17     Environmental Matters............................................................................   22
       3.18     Insurance........................................................................................   23
       3.19     Deposit, Disbursement and Investment Accounts....................................................   23
       3.20     Government Contracts.............................................................................   23
       3.21     Customer and Trade Relations.....................................................................   23
       3.22     Bonding; Licenses................................................................................   23
       3.23     Solvency.........................................................................................   23
       3.24     Subordinated Debt................................................................................   23

4.     FINANCIAL STATEMENTS AND INFORMATION......................................................................   24

       4.1      Reports and Notices..............................................................................   24
       4.2      Communication with Accountants...................................................................   24

5.     AFFIRMATIVE COVENANTS.....................................................................................   24

       5.1      Maintenance of Existence and Conduct of Business.................................................   24
       5.2      Payment of Charges...............................................................................   25
       5.3      Books and Records................................................................................   25
       5.4      Insurance; Damage to or Destruction of Collateral................................................   25
       5.5      Compliance with Laws.............................................................................   27
       5.6      Supplemental Disclosure..........................................................................   27
       5.7      Intellectual Property............................................................................   27
       5.8      Environmental Matters............................................................................   27
       5.9      Landlords' Agreements, Mortgagee Agreements, Bailee Letters......................................   28
       5.10     Inventory Appraisal. ............................................................................   28
       5.11     Further Assurances...............................................................................   28

6.     NEGATIVE COVENANTS........................................................................................   29

       6.1      Mergers, Subsidiaries, Etc.......................................................................   29
       6.2      Investments; Loans and Advances..................................................................   31
       6.3      Indebtedness.....................................................................................   32
       6.4      Employee Loans and Affiliate Transactions........................................................   34
       6.5      Capital Structure and Business...................................................................   34
       6.6      Guaranteed Indebtedness..........................................................................   34
       6.7      Liens............................................................................................   34
       6.8      Sale of Stock and Assets.........................................................................   35
       6.9      ERISA............................................................................................   35
       6.10     Financial Covenants..............................................................................   35
       6.11     Hazardous Materials..............................................................................   35
       6.12     Sale-Leasebacks..................................................................................   35
       6.13     Restricted Payments..............................................................................   36
       6.14     Change of Corporate Name, State of Incorporation or Location; Change of Fiscal Year..............   36
       6.15     No Impairment of Intercompany Transfers..........................................................   36

       6.16     Changes Relating to Subordinated Debt. ..........................................................   36

7.     TERM......................................................................................................   37

       7.1      Termination......................................................................................   37
       7.2      Survival of Obligations Upon Termination of Financing Arrangements...............................   37

8.     EVENTS OF DEFAULT; RIGHTS AND REMEDIES....................................................................   37

       8.1      Events of Default................................................................................   37
       8.2      Remedies.........................................................................................   39
       8.3      Waivers by Credit Parties........................................................................   40

9.     ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT.......................................................   40

       9.1      Assignment and Participations....................................................................   40
       9.2      Appointment of Agent.............................................................................   43
       9.3      Agent's Reliance, Etc............................................................................   44
       9.4      GE Capital and Affiliates........................................................................   44
       9.5      Lender Credit Decision...........................................................................   44
       9.6      Indemnification..................................................................................   45
       9.7      Successor Agent..................................................................................   45
       9.8      Setoff and Sharing of Payments...................................................................   45
       9.9      Advances; Payments; Non-Funding Lenders; Information; Actions in Concert.........................   46

10.    SUCCESSORS AND ASSIGNS....................................................................................   48

       10.1     Successors and Assigns...........................................................................   48

11.    MISCELLANEOUS.............................................................................................   49

       11.1     Complete Agreement; Modification of Agreement....................................................   49
       11.2     Amendments and Waivers...........................................................................   49
       11.3     Fees and Expenses................................................................................   51
       11.4     No Waiver........................................................................................   52
       11.5     Remedies.........................................................................................   52
       11.6     Severability.....................................................................................   53
       11.7     Conflict of Terms................................................................................   53
       11.8     Confidentiality..................................................................................   53
       11.9     GOVERNING LAW....................................................................................   53
       11.10    Notices..........................................................................................   54
       11.11    Section Titles...................................................................................   55
       11.12    Counterparts.....................................................................................   55
       11.13    WAIVER OF JURY TRIAL.............................................................................   55
       11.14    Press Releases and Related Matters...............................................................   55
       11.15    Reinstatement....................................................................................   55

       11.16    Advice of Counsel................................................................................   56
       11.17    No Strict Construction...........................................................................   56

                              INDEX OF APPENDICES

Annex A (Recitals)                     -                Definitions
Annex B (Section 1.2)                  -                Letters of Credit
Annex C (Section 1.8)                  -                Cash Management System
Annex D (Section 2.1(a))               -                Closing Checklist
Annex E (Section 4.1(a))               -                Financial Statements and Projections -- Reporting
Annex F (Section 4.1(b))               -                Collateral Reports
Annex G (Section 6.10)                 -                Financial Covenants
Annex H (Section 9.9(a))               -                Lenders' Wire Transfer Information
Annex I (Section 11.10)                -                Notice Addresses
Annex J (from Annex A -
Revolving Loan Commitment definition)                            Revolving Loan Commitment as of Closing
                                                                 Date

Exhibit 1.1(a)(i)                      -                Form of Notice of Revolving Credit Advance
Exhibit 1.1(a)(ii)                     -                Form of Note
Exhibit 1.5(e)                         -                Form of Notice of Conversion/Continuation
Exhibit 4.1(b)                         -                Form of Borrowing Base Certificate
Exhibit 9.1(a)                         -                Form of Assignment Agreement
Exhibit B-1                            -                Application for Standby Letter of Credit
Exhibit B-2                            -                Application for Documentary Letter of Credit
Exhibit B-3                            -                Application and Agreement for Documentary Letter
                                                        of Credit
Schedule  1.1                          -                Agent's Representatives
Disclosure Schedule  3.1               -                Type of Entity; State of Organization
Disclosure Schedule  3.2               -                Executive Offices, Collateral Locations, FEIN
Disclosure Schedule  3.4(a)            -                Financial Statements
Disclosure Schedule  3.4(b)            -                Budget
Disclosure Schedule  3.6               -                Real Estate and Leases
Disclosure Schedule  3.7               -                Labor Matters
Disclosure Schedule  3.8               -                Ventures, Subsidiaries and Affiliates; Outstanding
                                                        Stock
Disclosure Schedule  3.11              -                Tax Matters
Disclosure Schedule  3.12              -                ERISA Plans
Disclosure Schedule  3.13              -                Litigation
Disclosure Schedule  3.15              -                Intellectual Property
Disclosure Schedule  3.17              -                Hazardous Materials
Disclosure Schedule  3.18              -                Insurance
Disclosure Schedule  3.19              -                Deposit, Disbursement and Investment Accounts
Disclosure Schedule  3.20              -                Government Contracts
Disclosure Schedule  3.22              -                Bonds; Patent, Trademark Licenses
Disclosure Schedule  5.1               -                Trade Names
Disclosure Schedule  6.3               -                Indebtedness
Disclosure Schedule  6.4(a)            -                Transactions with Affiliates

Disclosure Schedule  6.7               -                Existing Liens

                                                                   EXHIBIT 10.44

                                                                  EXECUTION COPY

                  This CREDIT AGREEMENT (this "Agreement"), dated as of November 7, 2003 among Avondale Mills, Inc., an Alabama corporation ("Avondale" or "Borrower"), Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation ("AMGF") (Avondale and AMGF are sometimes collectively referred to herein as the "Credit Parties"); GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory hereto from time to time.

                                    RECITALS

                  WHEREAS, Borrower has requested that Lenders extend a revolving credit facility to Borrower of up to Forty Million Dollars ($40,000,000) in the aggregate for the purpose of replacing the credit facility pursuant to which the Prior Lender Obligations were incurred, refinancing any of the outstanding Prior Lender Obligations and certain other indebtedness of Borrower, and to provide working capital financing for Borrower and funds for other general corporate purposes of Borrower, including, without limitation, intercompany transactions not prohibited by Section 6.4; and for these purposes, Lenders are willing to make certain loans and other extensions of credit to Borrower of up to such amount upon the terms and conditions set forth herein; and

                  WHEREAS, Borrower has agreed to secure all of its obligations under the Loan Documents by granting to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon certain of their existing and after-acquired personal property; and

                  WHEREAS, Avondale Incorporated, a Georgia corporation ("Holdings") is willing to guarantee all of the obligations of Borrower to Agent and Lenders under the Loan Documents and to pledge to Agent, for the benefit of Agent and Lenders, all of the Stock of Borrower to secure such guaranty; and

                  WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern. All Annexes, Disclosure Schedules, Exhibits and other attachments (collectively, "Appendices") hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1. AMOUNT AND TERMS OF CREDIT

         1.1               Credit Facilities.

                  (a)      Revolving Credit Facility.

                           (i)      Subject to the terms and conditions hereof,
each Lender agrees to make available to Borrower from time to time until the Commitment Termination Date its Pro Rata Share of advances (each, a "Revolving Credit Advance"). The Pro Rata Share of the Revolving Loan of any Lender shall not at any time exceed its separate Revolving Loan Commitment. The obligations of each Lender hereunder shall be several and not joint. Until the Commitment Termination Date, Borrower may borrow, repay and reborrow under this Section 1.1(a); provided that the amount of any Revolving Credit Advance to be made at any time shall not exceed Borrowing Availability at such time. Borrowing Availability may be reduced by Reserves imposed by Agent in its reasonable credit judgment. Each Revolving Credit Advance shall be made on notice by Borrower to one of the representatives of Agent identified in Schedule 1.1 at the address specified therein. Any such notice must be given no later than (1) 11:00 a.m. (New York time) on the Business Day of the proposed Revolving Credit Advance, in the case of an Index Rate Loan, or (2) 11:00 a.m. (New York time) on the date which is three (3) Business Days prior to the proposed Revolving Credit Advance, in the case of a LIBOR Loan. Each such notice (a "Notice of Revolving Credit Advance") must be given in writing (by telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(i), and shall include the information required in such Exhibit and such other information as may be required by Agent. If Borrower desires to have the Revolving Credit Advances bear interest by reference to a LIBOR Rate, Borrower must comply with Section 1.5(e).

                           (ii)     Except as provided in Section 1.12, Borrower
shall execute and deliver to each Lender a note to evidence the Revolving Loan Commitment of that Lender. Each note shall be in the principal amount of the Revolving Loan Commitment of the applicable Lender, dated the Closing Date and substantially in the form of Exhibit 1.1(a)(ii) (each a "Note" and, collectively, the "Notes"). Each Note shall represent the obligation of Borrower to pay the amount of the applicable Lender's Revolving Loan Commitment or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Credit Advances to Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

                  (b) Reliance on Notices. Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance, Notice of Conversion/Continuation or similar notice believed by Agent to be genuine. Agent may assume that each Person executing and delivering any notice in accordance herewith was duly authorized, unless the responsible individual acting thereon for Agent has actual knowledge to the contrary.

         1.2 Letters of Credit. Subject to and in accordance with the terms and conditions contained herein and in Annex B, Borrower shall have the right to request, and

Lenders agree to incur, or purchase participations in, Letter of Credit Obligations in respect of Borrower.

         1.3               Commitment Reductions and Prepayments.

                  (a) Voluntary Reductions in Revolving Loan Commitments. Borrower may at any time on at least five (5) days' prior written notice by Borrower to Agent (ii) permanently reduce (but not terminate) the Revolving Loan Commitment; provided that (A) any such reduction shall be in a minimum amount of $5,000,000 and integral multiples of $250,000 in excess of such amount, and (B) after giving effect to such reductions, Borrower shall comply with Section 1.3(b)(i). In addition, Borrower may at any time on at least ten (10) days' prior written notice to Agent terminate the Revolving Loan Commitment; provided that upon such termination, all Loans and other Obligations shall be immediately due and payable in full and all Letter of Credit Obligations shall be cash collateralized or otherwise satisfied in accordance with Annex B hereto. Any reduction or termination of the Revolving Loan Commitment must be accompanied by payment of the Fee required by Section 1.9(c), if any, plus the payment of any LIBOR funding breakage costs in accordance with Section 1.13(b). Upon any such reduction or termination of the Revolving Loan Commitment, Borrower's right to request Revolving Credit Advances, or request that Letter of Credit Obligations be incurred on its behalf, shall simultaneously be permanently reduced or terminated, as the case may be. If Borrower provides a notice of partial reduction of the Revolving Loan Commitment, then on the effective date of such partial reduction, Borrower shall make a prepayment in the amount of the Loans that would exceed the Revolving Loan Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amount of the Loans being prepaid, and such notice of reduction shall designate the Loans or other Obligations to which such prepayment is to be applied.

                  (b)      Mandatory Prepayments.

                           (i)      If at any time the aggregate outstanding
balance of the Revolving Loan exceeds the lesser of (A) the Maximum Amount and
(B) the Borrowing Base, Borrower shall immediately repay the aggregate outstanding Revolving Credit Advances to the extent required to eliminate such excess. If any such excess remains after repayment in full of the aggregate outstanding Revolving Credit Advances, Borrower shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Annex B to the extent required to eliminate such excess.

                           (ii)     Immediately upon receipt by any Credit Party
of any cash proceeds of any Collateral other than sales or other transfers of Accounts and related property to Avondale Funding pursuant to the terms of the Securitization Facility and sales of Inventory in the ordinary course of business, Borrower shall prepay the Loans in an amount equal to all such proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by any Credit Party in connection therewith (in each case, paid to non-Affiliates), (B) transfer taxes, (C) amounts payable to holders of senior Liens on such asset (to the extent such Liens constitute Permitted Encumbrances hereunder), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith; provided, however, that with respect to any sale of obsolete or surplus Equipment constituting Collateral or the sale of Equipment constituting Collateral to the extent the net proceeds thereof are reinvested in Equipment constituting Collateral not later than six months after the receipt thereof (provided that Borrower notifies Agent of its intent to reinvest at the time such proceeds are received and when such reinvestment occurs) or the net proceeds derive from the sale or other disposition of Equipment with a book value less than the book value of Equipment permitted to be sold or disposed of pursuant to Section 6.8 below, and no Default or Event of Default has then occurred and is then continuing, such prepayment shall not be required. Any such prepayment shall be applied in accordance with Section 1.3(c). For the avoidance of doubt, no sale or disposition of any asset that is prohibited by Section 6.8 below shall be permitted without the prior written consent of the Requisite Lenders, or, if required by Section 11.2(c) below, all the Lenders.

                  (c) Application of Certain Mandatory Prepayments. Any prepayments made by Borrower pursuant to Sections 1.3(b)(ii) above shall be applied as follows: first, to Fees and reimbursable expenses of Agent then due and payable pursuant to any of the Loan Documents; second, to interest then due and payable on Revolving Credit Advances; third, to the principal balance of Revolving Credit Advances outstanding until the same has been paid in full; and fourth, if an Event of Default has occurred and is then continuing, to any Letter of Credit Obligations to provide cash collateral therefore in the manner set forth in Annex B, until all such Letter of Credit Obligations have been fully cash collateralized in the manner set forth in Annex B. The Revolving Loan Commitment shall not be permanently reduced by the amount of any such prepayments.

                  (d) Application of Prepayments from Insurance and Condemnation Proceeds. Prepayments from insurance or condemnation proceeds in accordance with Section 5.4(b), shall be applied as follows: insurance proceeds from casualties or losses to Collateral shall be applied to the Revolving Credit Advances. The Revolving Loan Commitment shall not be permanently reduced by the amount of any such prepayments.

                  (e) No Implied Consent. Nothing in this Section 1.3 shall be construed to constitute Agent's or any Lender's consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents.

         1.4 Use of Proceeds. Borrower shall utilize the proceeds of the Loans solely for the Refinancing (and to pay any related transaction expenses), and for the financing of the Credit Parties' ordinary working capital and general corporate needs, including, without limitation, intercompany transactions not prohibited by Section 6.4.

         1.5               Interest and Applicable Margins.

                  (a) Borrower shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) the Index Rate plus the Applicable Revolver Index Margin per annum or, (ii) at the election of Borrower, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin per annum.

                  The Applicable Margins are as follows:

Applicable Revolver Index Margin                                           0.75%

Applicable Revolver LIBOR Margin                                           2.25%

Applicable L/C Margin                                                      2.25%

Applicable Unused Line Fee Margin                                          0.50%

                  (b) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day (except as set forth in the definition of LIBOR Period) and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  (c) All computations of Fees calculated on a per annum basis and interest shall be made by Agent on the basis of a 360-day year, in each case for the actual number of days occurring in the period for which such interest and Fees are payable. The Index Rate is a floating rate determined for each day. Each determination by Agent of an interest rate and Fees hereunder shall be presumptive evidence of the correctness of such rates and Fees.

                  (d) So long as an Event of Default has occurred and is continuing under Section 8.1(a), (h) or (i) or so long as any other Event of Default has occurred and is continuing and at the election of Agent (or upon the written request of Requisite Lenders) confirmed by written notice from Agent to Borrower, the interest rates applicable to the Loans and the Letter of Credit Fees shall be increased by two percentage points (2%) per annum above the rates of interest or the rate of such Fees otherwise applicable hereunder unless Agent or Requisite Lenders elect to impose a smaller increase (the "Default Rate"), and all outstanding Obligations shall bear interest at the Default Rate applicable to such Obligations. Interest and Letter of Credit Fees at the Default Rate shall accrue from the initial date of such Event of Default until that Event of Default is cured or waived and shall be payable upon demand.

                  (e)      Subject to the conditions precedent set forth in
Section 2.2, Borrower shall have the option to (i) request that any Revolving Credit Advance be made as a LIBOR Loan, (ii) convert at any time all or any part of outstanding Loans from Index Rate Loans to LIBOR Loans, (iii) convert any LIBOR Loan to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with Section 1.13(b) if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan as a LIBOR Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Loan shall commence on the first day after the last day of the LIBOR Period of the Loan to be continued. Any Loan or group of Loans having the same proposed LIBOR Period to be made or continued as, or converted into, a LIBOR Loan must be in a minimum amount of $2,500,000 and integral multiples of $500,000 in excess of such amount. Any such election must be made by 11:00 a.m. (New York time) on the third Business Day prior to (1) the date of any proposed Revolving Credit Advance which is to bear interest at the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Loans to be continued as such, or (3) the date on which Borrower wishes to convert any Index Rate Loan to a LIBOR Loan for a LIBOR Period designated by Borrower in such election. If no election is received with respect to a

LIBOR Loan by 11:00 a.m. (New York time) on the third Business Day prior to the end of the LIBOR Period with respect thereto (or if a Default or an Event of Default has occurred and is continuing or if the additional conditions precedent set forth in Section 2.2 shall not have been satisfied), that LIBOR Loan shall be converted to an Index Rate Loan at the end of its LIBOR Period. Borrower must make such election by notice to Agent in writing, by telecopy or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a "Notice of Conversion/Continuation") in the form of Exhibit 1.5(e).

                  (f) Notwithstanding anything to the contrary set forth in this Section 1.5, if a court of competent jurisdiction determines in a final order that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount that such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate.

         1.6               [Reserved].

         1.7 Eligible Inventory. All of the Inventory owned by Borrower and reflected in the most recent Borrowing Base Certificate delivered by Borrower to Agent shall be "Eligible Inventory" for purposes of this Agreement, except any Inventory to which any of the exclusionary criteria set forth below applies. Agent shall have the right to establish, modify or eliminate Reserves against Eligible Inventory from time to time in accordance with its customary credit and collateral policies. In addition, Agent reserves the right, at any time and from time to time after the Closing Date, to adjust the criteria set forth below and to establish new criteria, in its reasonable credit judgment reflecting changes in the nature of Inventory arising or discovered by Agent after the Closing Date, subject to the approval of Requisite Lenders in the case of adjustments or new criteria which have the effect of making more credit available. Eligible Inventory shall not include any Inventory of Borrower that:

                  (a) is not owned by Borrower free and clear of all Liens and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure Borrower's performance with respect to that Inventory), except the Liens in favor of Agent, on behalf of itself and Lenders, and Permitted Encumbrances in favor of landlords and bailees to the extent permitted in Section 5.9 hereof (subject to Reserves established by Agent in accordance with Section 5.9 hereof);

                  (b) (i) is not located on premises owned, leased or rented by Borrower and set forth in Disclosure Schedule (3.2), or (ii) is stored at a leased location, unless Agent has given its prior consent thereto and unless either (x) a reasonably satisfactory landlord waiver has been delivered to Agent, or (y) Reserves reasonably satisfactory to Agent have been established with respect thereto or (iii) is stored with a bailee or warehouseman unless a reasonably satisfactory, acknowledged bailee letter has been received by Agent and Reserves reasonably satisfactory to Agent have been established with respect thereto, or (iv) is located at an owned location subject to a mortgage in favor of a lender other than Agent unless a reasonably satisfactory mortgagee waiver has been delivered to Agent, or (v) is located at any site if the aggregate book value of Inventory at any such location is less than $100,000;

                  (c)      is placed on consignment or is in transit;

                  (d) is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except those in favor of Agent and Lenders;

                  (e) is obsolete, slow moving (in excess of one year's supply), unsalable, shopworn, seconds, damaged or unfit for sale;

                  (f) consists of display items or packing or shipping materials, manufacturing supplies (other than raw materials) or replacement parts;

                  (g) consists of goods which have been returned by the buyer if either such goods are not in readily saleable condition as first quality goods or such goods have not been reinstated by Borrower to its finished goods classification;

                  (h) is not of a type held for sale in the ordinary course of Borrower's business;

                  (i) is not subject to a first priority lien in favor of Agent on behalf of itself and Lenders, subject to Permitted Encumbrances as set forth in clause (e) of the definition thereof (subject to reserves satisfactory to Agent);

                  (j) breaches any of the representations or warranties pertaining to Inventory set forth in the Loan Documents;

                  (k) consists of any costs associated with "freight-in" charges;

                  (l) consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;

                  (m) is not covered by casualty insurance reasonably acceptable to Agent;

                  (n) is subject to any patent or trademark license requiring the payment of royalties or fees or requiring the consent of the licensor for a sale thereof by Agent; or

                  (o) is held by Borrower in its capacity as a bailee or consignee on behalf of any Person, including, but not limited to, The CIT Group/Commercial Services, Inc., Seydel-Woolley & Co., Inc. and Cameron and Barkley Company.

         1.8 Cash Management Systems. On or prior to 45 days following the Closing Date, Borrower will establish and will maintain until the Termination Date, the cash management systems described in Annex C (the "Cash Management Systems").

         1.9               Fees.

                  (a) Borrower shall pay to GE Capital, individually, the Fees specified in the GE Capital Fee Letter.

                  (b) As additional compensation for the Lenders, Borrower shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a Fee for Borrower's non-use of available funds in an amount equal to the Applicable Unused Line Fee Margin per annum (calculated on the basis of a 360 day year for actual days elapsed) multiplied by the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the Revolving Loan outstanding during the period for which such Fee is due.

                  (c) If the Revolving Loan Commitment is permanently reduced or terminated, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, Borrower shall pay to Agent, for the benefit of Lenders as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to the Applicable Percentage (as defined below) multiplied by the amount of the Revolving Loan Commitment that has been reduced or terminated. As used herein, the term "Applicable Percentage" shall mean (x) one percent (1.00%), in the case of a permanent termination or reduction on or prior to the first anniversary of the Closing Date, and (y) one-half percent (0.50%), in the case of a permanent termination or reduction after the first anniversary of the Closing Date but on or prior to the second anniversary thereof. The Credit Parties agree that the Applicable Percentages are a reasonable calculation of Lenders' lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early permanent termination or reduction of the Revolving Loan Commitment.

                  (d) Borrower shall pay to Agent, for the ratable benefit of Lenders, the Letter of Credit Fee as provided in Annex B.

         1.10 Receipt of Payments. Borrower shall make each payment under this Agreement not later than 2:00 p.m. (New York time) on the day when due in immediately available funds in Dollars to the Collection Account. For purposes of computing interest and Fees and determining Borrowing Availability as of any date, all payments shall be deemed received on the Business Day on which immediately available funds therefor are received in the Collection Account prior to 2:00 p.m. New York time. Payments received after 2:00 p.m. New York time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.

         1.11              Application and Allocation of Payments.

                  (a) So long as no Event of Default has occurred and is continuing, (i) voluntary prepayments shall be applied in accordance with the provisions of Section 1.3(a); and

(ii) mandatory prepayments shall be applied as set forth in Sections 1.3(c) and 1.3(d). All payments and prepayments applied to a particular Loan shall be applied ratably to the portion thereof held by each Lender as determined by its Pro Rata Share. As to any other payment, and as to all payments made when an Event of Default has occurred and is continuing or following the Commitment Termination Date, Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of Borrower, and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations then due and payable as Agent may deem advisable notwithstanding any previous entry by Agent in the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect thereto when an Event of Default has not occurred and is not continuing or, upon the occurrence and during the continuance of an Event of Default, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Agent's expenses reimbursable hereunder; (2) to interest on the Loans, ratably in proportion to the interest accrued as to each Loan; (3) to principal payments on the Loans, ratably to the aggregate principal balance of the Loans; (4) to all other Obligations, including expenses of Lenders to the extent reimbursable under
Section 11.3; and (5) upon the occurrence and during the continuance of an Event of Default, to provide cash collateral for Letter of Credit Obligations in the manner described in Annex B.

                  (b) Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.4(a)) and interest owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to pay promptly any such amounts as and when due, even if the amount of such charges would exceed Borrowing Availability at such time. At Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.

         1.12 Loan Account and Accounting. Agent shall maintain a loan account (the "Loan Account") on its books to record: all Revolving Credit Advances, all payments made by Borrower, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrower; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower's duty to pay the Obligations. Agent shall promptly render to Borrower a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account for the immediately preceding month. Unless Borrower notifies Agent in writing of any objection to any such accounting (specifically describing the basis for such objection), within ninety (90) days after the date of the Borrower's receipt thereof, each and every such accounting shall be presumptive evidence of all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of Notes to that Lender and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.

         1.13              Indemnity.

                  (a) Each Credit Party that is a signatory hereto shall jointly and severally indemnify and hold harmless each of Agent, Lenders and their respective Affiliates, and each such Person's respective officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified Person"), from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities"); provided, that no such Credit Party shall be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from that Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

                  (b) To induce Lenders to provide the LIBOR Rate option on the terms provided herein, if (i) any LIBOR Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or occurs as a result of acceleration, by operation of law or otherwise); (ii) Borrower shall default in payment when due of the principal amount of or interest on any LIBOR Loan; (iii) Borrower shall refuse to accept any borrowing of, or shall request a termination of, any borrowing of, conversion into or continuation of, LIBOR Loans after Borrower has given notice requesting the same in accordance herewith; or (iv) Borrower shall fail to make any prepayment of a LIBOR Loan after Borrower has given a notice thereof in accordance herewith, then Borrower shall indemnify and hold harmless each Lender from and against all losses, costs and expenses resulting from or arising from any of the foregoing. Such indemnification shall include any loss (excluding loss of anticipated profits) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Loan and having a maturity comparable to the relevant LIBOR Period; provided, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide Borrower with its written calculation of all amounts payable pursuant to this Section 1.13(b), and such calculation shall be binding on the parties hereto unless Borrower shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.

         1.14 Access. At any date on which an Event of Default has occurred and is continuing and an Activation Event exists, each Credit Party that is a party hereto shall, during normal business hours, from time to time, as frequently as Agent reasonably determines to be appropriate, and if an Activation Event exists but an Event of Default has not occurred and is not continuing, upon five (5) Business Days' prior written notice: (a) provide Agent and any of its officers, employees and agents access to (i) its properties, facilities and officers, (ii) with the participation of representatives of Borrower, advisors of each Credit Party and (iii) the Collateral, (b) permit Agent, and any of its officers, employees and agents, to inspect, audit and make extracts from any Credit Party's books and records, and (c) permit Agent, and its officers, employees and agents, to inspect, review, evaluate and make test verifications and counts of the Inventory and other Collateral of any Credit Party, all without undue disruption or interference with Borrower's business operations. Prior to the occurrence of an Event of Default, Lenders shall be permitted to conduct up to two field examinations per year of the Inventory and other Collateral upon ten (10) Business Days' prior written notice, and during the continuance of any Event of Default, Lenders shall be permitted to conduct additional field examinations of the Inventory and other Collateral, all without undue disruption or interference with Borrower's business operations. Borrower shall pay not later than thirty days after delivery to it of invoices therefor, the field audit charges at the per diem rates per auditor set forth below plus customary out-of-pocket expenses for each auditor participating in any such field examination: up to $750 until the first anniversary of the Closing Date, up to $800 thereafter until the second anniversary of the Closing Date, up to $825 thereafter until the third anniversary of the Closing Date, and up to $850 thereafter until the fourth anniversary of the Closing Date. If an Event of Default has occurred and is continuing, each such Credit Party shall provide such access to Agent and to each Lender at all times and without advance notice. Furthermore, so long as any Event of Default has occurred and is continuing, Borrower shall provide Agent with access to its suppliers and customers with the participation of representatives of Borrower. Each Credit Party shall make available to Agent and its counsel reasonably promptly originals or copies of all books and records that Agent may reasonably request. Each Credit Party shall deliver any document or instrument necessary for Agent, as it may from time to time reasonably request, to obtain records from any service bureau or other Person that maintains records for such Credit Party, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by such Credit Party. Representatives of one other Lender may accompany Agent's representatives on field examinations at no charge to Borrower, and if no Event of Default has occurred and is continuing, subject to Borrower's prior written approval (not to be unreasonably withheld).

         1.15              Taxes.

                  (a) Any and all payments by Borrower hereunder or under the Notes shall be made, in accordance with this Section 1.15, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder (including any sum payable pursuant to Section 12) or under the Notes, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.15), Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (b) Each Credit Party that is a signatory hereto shall indemnify and, within ten (10) days of demand therefor, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.15) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

                  (c) Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower and Agent a properly completed and executed IRS Form W-8ECI or Form W-8BEN or other applicable form, certificate or document prescribed by the IRS or the United States certifying as to such Foreign Lender's entitlement to such exemption (a "Certificate of Exemption"). Any foreign Person that seeks to become a Lender under this Agreement shall provide a Certificate of Exemption to Borrower and Agent prior to becoming a Lender hereunder. No foreign Person may become a Lender hereunder if such Person fails to deliver a Certificate of Exemption in advance of becoming a Lender.

         1.16              Capital Adequacy; Increased Costs; Illegality.

                  (a) If any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date or, in the case of any Person first becoming a Lender hereunder on a date after the Closing Date, after such later date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time upon demand by such Lender (with a copy of such demand to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by such Lender to Borrower and to Agent shall be presumptive evidence of the matters set forth therein, absent demonstrable error.

                  (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or
(ii) the compliance with any guideline
or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Loan, then Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to Agent), pay to Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower and to Agent by such Lender, shall be presumptive evidence of the matters set forth therein, absent demonstrable error. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrower pursuant to this Section 1.16(b).

                  (c) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Loan, then, unless that Lender is able to make or to continue to fund or to maintain such LIBOR Loan at another branch or office of that Lender without, in that Lender's reasonable opinion, materially adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower through Agent, (i) the obligation of such Lender to agree to make or to make or to continue to fund or maintain LIBOR Loans shall terminate and (ii) Borrower shall forthwith prepay in full all outstanding LIBOR Loans owing by Borrower to such Lender, together with interest accrued thereon, unless Borrower, within five (5) Business Days after the delivery of such notice and demand, converts all LIBOR Loans into Index Rate Loans.

                  (d) Within thirty (30) days after receipt by Borrower of written notice and demand from any Lender (an "Affected Lender") for payment of additional amounts or increased costs as provided in Sections 1.15(a), 1.16(a) or 1.16(b), Borrower may, at its option, notify Agent and such Affected Lender of its intention to replace the Affected Lender. So long as no Default or Event of Default has occurred and is continuing, Borrower, with the consent of Agent, may obtain, at Borrower's expense, a replacement Lender ("Replacement Lender") for the Affected Lender, which Replacement Lender must be reasonably satisfactory to Agent. If Borrower obtains a Replacement Lender, the Affected Lender must sell and assign its Loans and Revolving Loan Commitment to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale and such assignment shall not require the payment of an assignment fee to Agent; provided, that Borrower shall have reimbursed such Affected Lender for the additional amounts or increased costs that it is entitled to receive under this Agreement through the date of such sale and assignment. Notwithstanding the foregoing, Borrower shall not have the right to obtain a Replacement Lender if the Affected Lender rescinds its demand for increased costs or additional amounts within 15 days following its receipt of Borrower's notice of intention to replace such Affected Lender.

         1.17 Single Loan. All Loans to Borrower and all of the other Obligations of Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of Borrower secured, until the Termination Date, by all of the Collateral.

2. CONDITIONS PRECEDENT

         2.1 Conditions to the Initial Loans. No Lender shall be obligated to make any Loan or incur any Letter of Credit Obligations on the Closing Date, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner reasonably satisfactory to Agent, or waived in writing by Agent and Requisite
Lenders:

                  (a) Credit Agreement; Loan Documents. This Agreement or counterparts hereof shall have been duly executed by, and delivered to, Borrower, each other Credit Party, Agent and Lenders; and Agent shall have received such documents, instruments, agreements and legal opinions as Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all those listed in the Closing Checklist attached hereto as Annex D, each in form and substance reasonably satisfactory to Agent.

                  (b) Repayment of Prior Lender Obligations; Satisfaction of Outstanding L/Cs. (i) Agent shall have received a fully executed original of a pay-off letter reasonably satisfactory to Agent confirming that all of the Prior Lender Obligations will be repaid in full from the proceeds of the initial Revolving Credit Advance and that appropriate instruments and documents for the cancellation or termination of all Liens upon any of the property of Borrower or any of its Subsidiaries in favor of Prior Lenders shall be promptly delivered following receipt of such payment; and (ii) all letters of credit issued or guaranteed by Prior Lenders shall have been cash collateralized, supported by a guaranty of Agent or supported by a Letter of Credit issued pursuant to Annex B, as mutually agreed upon by Agent, Borrower and Prior Lenders.

                  (c) Approvals. Agent shall have received (i) satisfactory evidence that the Credit Parties and Holdings have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the Related Transactions or
(ii) an officer's certificate in form and substance reasonably satisfactory to Agent affirming that no such consents or approvals are required.

                  (d) Opening Availability. The Eligible Inventory supporting the initial Revolving Credit Advance and the initial Letter of Credit Obligations incurred and the amount of the Reserves to be established on the Closing Date shall be sufficient in value, as determined by Agent, to provide Borrower, collectively, with Borrowing Availability, after giving effect to the initial Revolving Credit Advance made to Borrower, the incurrence of any initial Letter of Credit Obligations and the consummation of the Related Transactions (on a pro forma basis, with trade payables being paid currently, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales and without material deterioration of Working Capital) in an amount, which when added to (i) Securitization Availability and (ii) Borrower's U.S. dollar cash balances in an amount not to exceed $10,000,000, and increased by the Availability Block, shall equal at least $35,000,000.

                  (e) Payment of Fees. Borrower shall have paid the Fees required to be paid on the Closing Date in the respective amounts specified in
Section 1.9 (including the Fees specified in the GE Capital Fee Letter), and shall have reimbursed Agent for all customary out-of-pocket costs and expenses of closing (including Agent's reasonable legal costs and expenses) presented as of the Closing Date.

                  (f) Corporate Structure; Certain Amounts. The corporate structure of each Credit Party and the terms and conditions of all material Indebtedness of each Credit Party shall be acceptable to Agent in its sole discretion, and the total Funded Debt (including any Obligations) and outstanding balance of the Securitization Facility of the Credit Parties on a consolidated basis after giving effect to the Obligations incurred on the Closing Date, less cash and cash equivalents held by them, shall not exceed $240,000,000.

                  (g) Equipment Collateral and Fixtures. The net book value of the sum of (i) that portion of the Collateral consisting of Equipment, plus
(ii) Fixtures not subject to Liens in favor of any Person providing financing to the Borrower, shall be at least $115,000,000.

         2.2 Further Conditions to Each Loan. Except as otherwise expressly provided herein, no Lender shall be obligated to fund any Revolving Credit Advance, convert or continue any Loan as a LIBOR Loan or incur any Letter of Credit Obligation, if, as of the date thereof:

                  (a) any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect in any material respect as of such date as determined by Agent or Requisite Lenders, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement and Agent or Requisite Lenders have determined not to make such Revolving Credit Advance, convert or continue any Loan as LIBOR Loan or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect in any material respect;

                  (b) any Default or Event of Default has occurred and is continuing or would result after giving effect to any Revolving Credit Advance (or the incurrence of any Letter of Credit Obligation), and Agent or Requisite Lenders shall have determined not to make any Revolving Credit Advance, convert or continue any Loan as a LIBOR Loan or incur any Letter of Credit Obligation as a result of that Default or Event of Default; or

                  (c) after giving effect to any Revolving Credit Advance (or the incurrence of any Letter of Credit Obligations), the outstanding principal amount of the Revolving Loan would exceed the lesser of the Borrowing Base and the Maximum Amount.

The request and acceptance by Borrower of the proceeds of any Revolving Credit Advance, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Loan into, or as, a LIBOR Loan shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrower and of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

3. REPRESENTATIONS AND WARRANTIES

                  To induce Lenders to make the Loans and to incur Letter of Credit Obligations, the Credit Parties executing this Agreement, jointly and severally, make the following representations and warranties to Agent and each Lender with respect to all Credit Parties, each and all of which shall survive the execution and delivery of this Agreement.

         3.1 Corporate Existence; Compliance with Law. Each Credit Party (a) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization set forth in Disclosure Schedule (3.1); (b) is duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in exposure to losses or liabilities which could reasonably be expected to have a Material Adverse Effect; (c) has the requisite power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now conducted or proposed to be conducted; (d) subject to specific representations regarding Environmental Laws, has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (e) is in compliance with its charter and bylaws or partnership or operating agreement, as applicable; and (f) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         3.2 Organizational Information, FEIN. As of the Closing Date, each Credit Party's name as it appears in official filings in its state of incorporation or organization, state of incorporation or organization, organization type, organization number, if any, issued by its state incorporation or organization, and the current location of each Credit Party's chief executive office, and the warehouses and premises not owned by the Credit Parties at which any Collateral, other than Collateral having an aggregate book value of $100,000 or less, are located are set forth in Disclosure Schedule (3.2), none of such locations has changed within the four (4) months preceding the Closing Date and each Credit Party has only one state of incorporation or organization. In addition, Disclosure Schedule (3.2) lists the federal employer identification number of each Credit Party.

         3.3 Corporate Power, Authorization, Enforceable Obligations. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party and the creation of all Liens provided for therein: (a) are within such Person's power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Person's charter, bylaws or partnership or operating agreement as applicable; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other material instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Agent, on behalf of itself and Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(c), all of which will have been duly obtained, made or complied with prior to the Closing Date. Each of the Loan Documents shall be duly executed and delivered by each Credit Party that is a party thereto and each such Loan Document shall constitute a legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to limitations resulting from bankruptcy, reorganization and other insolvency laws and general equitable principles.

         3.4 Financial Statements and Budget. Except for the Budget, all Financial Statements concerning Borrower and its Subsidiaries that are referred to below have been prepared in accordance with GAAP consistently applied throughout the periods covered (except as disclosed therein and except, with respect to unaudited Financial Statements, for the absence of footnotes and normal year-end audit adjustments) and present fairly in all material respects the financial position of the Persons covered thereby as at the dates thereof and the results of their operations and cash flows for the periods then ended.

                  (a) Financial Statements. The following Financial Statements attached hereto as Disclosure Schedule (3.4(a)) have been delivered on the date hereof:

                           (i)      The audited consolidated and consolidating
balance sheets at August 30, 2002 and the related statements of income and cash flows of Holdings and its Subsidiaries for the Fiscal Year then ended, certified by the chief financial officer of Borrower.

                           (ii)     The unaudited balance sheet(s) at August 29,
2003 and the related statement(s) of income and cash flows of Holdings and its Subsidiaries for the twelve-month period then ended.

                           (iii)    The unaudited consolidated balance sheet of
Holdings and its Subsidiaries dated October 3, 2003, was prepared in accordance with GAAP (except for the absence of notes thereto and subject only to such year-end and other adjustments thereto as would be required in accordance with GAAP and indicate that stockholders' common equity for Holdings is at least $100,000,000.

                  (b) Budget. The Budget delivered on the date hereof and attached hereto as Disclosure Schedule (3.4(b)) has been prepared by Holdings in light of the past operations of its businesses, and reflects the operating plan for Fiscal Year 2004 on a Fiscal Month-by-Fiscal Month basis. The Budget is based upon the same accounting principles as those used in the preparation of the financial statements described above and the estimates and assumptions stated therein, all of which Borrower believes to be reasonable and fair in light of current conditions and current facts known to Borrower and, as of the Closing Date, reflect Borrower's good faith and reasonable estimates of the future financial performance of Borrower for the period set forth therein. The Budget is not a guaranty of future performance, and actual results may differ from the Budget.

         3.5 Material Adverse Effect. Between August 31, 2003 and the Closing Date: (a) no Credit Party has incurred any obligations, contingent or noncontingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments that are not reflected in the financial statements delivered to the Agent prior to the Closing Date and that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by any Credit Party or has become binding upon any Credit Party's assets and no law or regulation applicable to any Credit Party has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, (c) no Credit Party is in default and to the best of Borrower's knowledge no third party is in default under any material contract, lease or other agreement or instrument, that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect, and (d) no Credit Party has suffered a material decrease in the value of its assets. Since August 31, 2003 no event has occurred, that alone or together with other events, could reasonably be expected to have a Material Adverse Effect.

         3.6 Ownership of Property; Liens. As of the Closing Date, the real estate ("Real Estate") listed in Disclosure Schedule (3.6) constitutes all of the operating plants owned, leased, subleased, or used by any Credit Party. Each Credit Party owns good and marketable fee simple title to all of such owned Real Estate, and valid and marketable leasehold interests in all of such leased Real Estate, all as described on Disclosure Schedule (3.6), and copies of all such leases or a summary of terms thereof reasonably satisfactory to Agent have been delivered to Agent. Disclosure Schedule (3.6) further describes any such Real Estate with respect to which any Credit Party is a lessor, sublessor or assignor as of the Closing Date. Each Credit Party also has good and marketable title to, or valid leasehold interests in, all of its personal property and assets material to its business operations. As of the Closing Date, none of the Collateral of any Credit Party is subject to any Liens other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to any Credit Party that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances. Each Credit Party has received all deeds, assignments, waivers, consents, nondisturbance and attornment or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Credit Party's right, title and interest in and to all such Real Estate and other properties and assets, except where the failure in respect of any of the foregoing could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, no portion of any such Real Estate has suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. As of the Closing Date, all material permits required to have been issued or appropriate to enable such Real Estate to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.

         3.7               Labor Matters. Except as set forth on Disclosure
Schedule 3.7, as of the Closing Date (a) no strikes or other material labor disputes against any Credit Party are pending or, to any Credit Party's knowledge, threatened; (b) hours worked by and payment made to employees of each Credit Party comply in all material respects with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters;
(c) all material payments due from any Credit Party for employee health and welfare insurance have been paid or accrued as a liability on the books of such Credit Party; (d) no Credit Party is a party to or bound by any material collective bargaining agreement, management agreement, consulting agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement (and true and complete copies of any agreements described on Disclosure Schedule (3.7) have been delivered to Agent); (e) there is no organizing activity involving any Credit Party pending or, to any Credit Party's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Credit Party's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Credit Party has made a pending demand for recognition; and (g) there are no complaints or charges against any Credit Party pending or, to the knowledge of any Credit Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Credit Party of any individual, that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         3.8 Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth in Disclosure Schedule (3.8), as of the Closing Date, no Credit Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Credit Party is owned by each of the Stockholders and in the amounts set forth in Disclosure Schedule (3.8). Except as set forth in Disclosure Schedule (3.8), as of the Closing Date, there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Credit Party may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries for any amounts in excess of $1,000,000 in the aggregate. All outstanding Indebtedness and Guaranteed Indebtedness of each Credit Party, other than individual items of Indebtedness and Guaranteed Indebtedness that do not exceed $1,000,000 in the aggregate as of the Closing Date (except for the Obligations), are described in Section 6.3 (including Disclosure Schedule (6.3)).

         3.9 Government Regulation. No Credit Party is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of the Loans by Lenders to Borrower, the incurrence of the Letter of Credit Obligations on behalf of Borrower, the application of the proceeds thereof and repayment thereof and the consummation of the Related Transactions will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

         3.10 Margin Regulations. No Credit Party is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). No Credit Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Credit Party will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

         3.11 Taxes. All Federal and other material tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by any Credit Party have been filed with the appropriate Governmental Authority, and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof excluding Charges or other amounts being contested in accordance with Section 5.2(b) and unless the failure to so file or pay would not reasonably be expected to result in fines, penalties or interest in excess of $1,000,000 in the aggregate. Proper and accurate amounts have been withheld by each Credit Party from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities, excluding any amounts being contested in accordance with Section 5.2(b) and unless failure to so withhold would not reasonably be expected to result in fines, penalty or interest in excess of $1,000,000. Disclosure Schedule (3.11) sets forth as of the Closing Date those taxable years for which any Credit Party's tax returns are currently being audited by the IRS or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described in Disclosure Schedule (3.11), as of the Closing Date, no Credit Party has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. None of the Credit Parties and their respective predecessors are liable for any material
Charges: (a) under any agreement (including any tax sharing agreements) or (b) to each Credit Party's knowledge, as a transferee. As of the Closing Date, no Credit Party has agreed or been requested to make any adjustment under IRC
Section 481(a), by reason of a change in accounting method or otherwise, which would reasonably be expected to have a Material Adverse Effect.

         3.12              ERISA.

                  (a) Disclosure Schedule (3.12) lists, as of the Closing Date, (i) all ERISA Affiliates and (ii) all Plans and separately identifies all Pension Plans, including Title IV Plans, Multiemployer Plans, and all Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest form IRS/DOL 5500-series, as applicable, for each such Plan, have been delivered to Agent. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and insofar as actually known to Borrower, nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the IRC and its terms, including the timely filing of all reports required under the IRC or ERISA. Neither any Credit Party nor ERISA Affiliate has failed to make any material contribution or pay any material amount due as required by either
Section 412 of the IRC or Section 302 of ERISA or the terms of any Pension Plan. No "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the IRC, has occurred with respect to any Plan, that would subject any Credit Party to a material tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the IRC.

                  (b)      Except as set forth in Disclosure Schedule (3.12):
(i) no Title IV Plan has any material Unfunded Pension Liability; (ii) no ERISA Event has occurred or is reasonably expected to occur that is reasonably likely to result in any liability to the Credit Parties in excess of $1,000,000 in the aggregate; (iii) there are no pending, or to the knowledge of any Credit Party, threatened material claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (iv) no Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any material liability as a result of a complete or partial withdrawal from a Multiemployer Plan; and (v) within the last five years no Title IV Plan of any Credit Party or ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in Section 4041 of ERISA, nor has any Title IV Plan of any Credit Party or any ERISA Affiliate (determined at any time within the last five years) with material Unfunded Pension Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Credit Party or ERISA Affiliate (determined at such time).

         3.13 No Litigation. No action, claim, lawsuit, demand, investigation or proceeding is now pending or, to the knowledge of any Credit Party, threatened against any Credit Party, before any Governmental Authority or before any arbitrator or panel of arbitrators (collectively, "Litigation"), (a) that challenges any Credit Party's right or power to enter into or perform any of its obligations under the Loan Documents to which it is a party, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) that could reasonably be expected to have a Material Adverse Effect. Except as set forth on Disclosure Schedule (3.13), as of the Closing Date there is no Litigation pending or, to any Credit Party's knowledge, threatened, that seeks damages (not subject to insurance coverage) in excess of $1,000,000 or injunctive relief against, or alleges criminal misconduct of, any Credit Party.

         3.14 Brokers. Except as set forth on Disclosure Schedule 3.14, no broker or finder brought about the obtaining, making or closing of the Loans or the Related Transactions, and no Credit Party or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

         3.15 Intellectual Property. As of the Closing Date, each Credit Party owns or has rights to use all material Intellectual Property necessary to continue to conduct its business as now conducted by it or presently proposed to be conducted by it. Each Credit Party conducts its business and affairs without infringement of or interference with any Intellectual Property of any other Person where any such infringement or interference could reasonably be expected to have a Material Adverse Effect. Except as set forth in Disclosure Schedule (3.15), no Credit Party is aware of any material infringement claim by any other Person with respect to any Intellectual Property that could be reasonably be expected to have a Material Adverse Effect.

         3.16 Full Disclosure. No information contained in this Agreement, any of the other Loan Documents, Financial Statements or Collateral Reports or other written reports from time to time prepared by any Credit Party and delivered hereunder or any written statement prepared by any Credit Party and furnished by or on behalf of any Credit Party to Agent or any Lender pursuant to the terms of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. Budgets from time to time delivered hereunder are or will be based upon the estimates and assumptions stated therein, all of which Borrower believed at the time of delivery to be reasonable and fair in light of current conditions and current facts known to Borrower as of such delivery date, and reflect Borrower's good faith and reasonable estimates of the future financial performance of Borrower and of the other information projected therein for the period set forth therein. Such Budgets are not a guaranty of future performance and actual results may differ from those set forth in such Budgets. The Liens granted to Agent, on behalf of itself and Lenders, pursuant to the Collateral Documents will at all times be fully perfected first priority Liens in and to the Collateral described therein, subject, as to priority, only to Permitted Encumbrances.

         3.17              Environmental Matters.

                  (a) Except as set forth in Disclosure Schedule (3.17), as of the Closing Date: (i) the Real Estate is free of contamination from any Hazardous Material except for such contamination that would not adversely impact the value or marketability of such Real Estate and that would not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect; (ii) no Credit Party has caused or suffered to occur any material Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate; (iii) the Credit Parties are and have been in compliance with all Environmental Laws, except for such noncompliance that would not result in Environmental Liabilities which could reasonably be expected to have a Material Adverse Effect; (iv) the Credit Parties have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities that could reasonably be expected to have a Material Adverse Effect; (v) no Credit Party is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Credit Party which could reasonably be expected to have a Material Adverse Effect; (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that seeks damages, penalties, fines, costs or expenses that could reasonably be expected to have a Material Adverse Effect or injunctive relief against, or that alleges criminal misconduct by, any Credit Party; and (vii) no notice has been received by any Credit Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of the Credit Parties, there are no facts, circumstances or conditions that may result in any Credit Party being identified as a "potentially responsible party" under CERCLA or analogous state statutes, where, as a result thereof, the Credit Parties could reasonably be expected to be subject to liabilities that would have a Material Adverse Effect.

                  (b) Each Credit Party hereby acknowledges and agrees that Agent (i) is not now, and has not ever been, in control of any of the Real Estate or any Credit Party's affairs, and (ii) does not have the capacity through the provisions of the Loan Documents or otherwise to influence any Credit Party's conduct with respect to the ownership, operation or management of any of its Real Estate or compliance with Environmental Laws or Environmental Permits.

         3.18 Insurance. Disclosure Schedule (3.18) lists all material insurance policies of any nature maintained, as of the Closing Date, for current occurrences by each Credit Party, as well as a summary of the terms of each such policy.

         3.19              Deposit, Disbursement and Investment Accounts.
Disclosure Schedule (3.19) lists all banks, other financial institutions, securities intermediaries and brokers at which any Credit Party maintains deposit or other accounts as of the Closing Date, including any Disbursement Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

         3.20 Government Contracts. Except as set forth in Disclosure Schedule (3.20), as of the Closing Date, no Credit Party is a party to any contract or agreement with any Governmental Authority and no Credit Party's Accounts are subject to the Federal Assignment of Claims Act (31 U.S.C.
Section 3727) or any similar state or local law.

         3.21 Customer and Trade Relations. As of the Closing Date, there exists no actual or, to the knowledge of any Credit Party, threatened termination or cancellation of, or any material adverse reduction in the business of any Credit Party with any customer or group of affiliated customers whose purchases during the preceding 12 months caused it or such group to be ranked among the ten largest customers of such Credit Party; or the business relationship of any Credit Party with any supplier essential to its operations.

         3.22              Bonding; Licenses. Except as set forth on Disclosure
Schedule 3.22, as of the Closing Date, no Credit Party is a party to or bound by any surety bond agreement or bonding requirement with respect to products or services sold by it or any trademark or patent license agreement with respect to products sold by it.

         3.23 Solvency. Both before and after giving effect to (a) the Loans and Letter of Credit Obligations to be made or incurred on the Closing Date or such other date as Loans and Letter of Credit Obligations requested hereunder are made or incurred, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower; (c) the Refinancing and the consummation of the other Related Transactions; (d) the payment and accrual of all transaction costs in connection with the foregoing; and (e) the contribution and subrogation rights of the Credit Parties, each Credit Party is and will be Solvent.

         3.24 Subordinated Debt. As of the Closing Date, Borrower has delivered to Agent a complete and correct copy of the Indenture governing the Subordinated

Notes (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). All monetary Obligations, including the Letter of Credit Obligations, constitute "Designated Senior Indebtedness" entitled to the benefits of the subordination provisions contained in the Subordinated Notes.

4. FINANCIAL STATEMENTS AND INFORMATION

         4.1               Reports and Notices.


                  (a) Each Credit Party executing this Agreement hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Agent or to Agent and Lenders, as required, the Financial Statements, notices, Budgets and other information at the times, to the Persons and in the manner set forth in Annex E.

                  (b) Each Credit Party executing this Agreement hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver to Agent or to Agent and Lenders, as required, the various Collateral Reports (including Borrowing Base Certificates in the form of Exhibit 4.1(b)) at the times, to the Persons and in the manner set forth in Annex F.

         4.2 Communication with Accountants. Each Credit Party executing this Agreement, so long as an Event of Default has occurred and is continuing, authorizes Agent and a representative of one other Lender, to communicate directly with its independent certified public accountants, including Crisp Hughes Evans LLP, and authorizes and shall instruct those accountants during such communications to provide to Agent and any participating Lender information relating to any Credit Party with respect to the business, results of operations and financial condition of any Credit Party. Agent shall provide Borrower with advance notice of the time of any such communication and permit representatives of Borrower to participate in any such communication.

5. AFFIRMATIVE COVENANTS

                  Each Credit Party executing this Credit Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof and until the Termination Date:

         5.1               Maintenance of Existence and Conduct of Business.
Each Credit Party shall: do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its material rights and franchises; continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; at all times maintain, preserve and protect all of its material assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all material respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and transact business only in such corporate name as is set forth in Disclosure Schedule (5.1).

         5.2               Payment of Charges.

                  (a) Subject to Section 5.2(b), each Credit Party shall pay and discharge or cause to be paid and discharged promptly all Charges payable by it, including (i) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Charges with respect to tax, social security and unemployment withholding with respect to its employees,
(ii) lawful claims for labor, materials, supplies and services or otherwise, and
(iii) all storage or rental charges payable to warehousemen or bailees, in each case, before any thereof shall become past due, except in the case of clauses
(ii) and (iii) where the failure to pay or discharge such Charges would not result in aggregate liabilities in excess of $1,000,000.

                  (b) Each Credit Party may in good faith contest, by appropriate proceedings, the validity or amount of any Charges, Taxes or claims described in Section 5.2(a); provided, that (i) adequate reserves with respect to such contest are maintained on the books of such Credit Party, in accordance with GAAP; (ii) no Lien shall be imposed to secure payment of such Charges (other than payments to landlords, mechanics, materialmen, warehousemen and/or bailees and ad/valorem/property taxes) that is superior to any of the Liens securing the Obligations and such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges; (iii) none of the Collateral, other than Collateral with a book value less than $1,000,000 in the aggregate, becomes subject to forfeiture or loss as a result of such contest; and (iv) such Credit Party shall promptly pay or discharge such contested Charges, Taxes or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence reasonably acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Credit Party or the conditions set forth in this Section 5.2(b) are no longer met.

         5.3 Books and Records. Each Credit Party shall keep adequate books and records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements attached as Disclosure Schedule (3.4(a)).

         5.4               Insurance; Damage to or Destruction of Collateral.

                  (a) The Credit Parties shall, at their sole cost and expense, maintain the policies of insurance described on Disclosure Schedule (3.18) as in effect on the date hereof or otherwise in form and amounts and with insurers reasonably acceptable to Agent. Such policies of insurance (or the loss payable and additional insured endorsements delivered to Agent) shall contain provisions pursuant to which the insurer agrees to provide thirty (30) days prior written notice to Agent in the event of any non-renewal, cancellation or amendment of any such insurance policy. If any Credit Party at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above, or to pay all premiums relating thereto, Agent may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that Agent deems advisable. Agent shall provide Borrower with written notice within ten days after obtaining, maintaining or paying premiums for any such policies of insurance if Agent takes any such action after the occurrence of an Event of Default; otherwise, Agent shall provide Borrower with at least one day's advance written notice of any such proposed action. Agent shall have no obligation to obtain insurance for any Credit Party or pay any premiums therefor. By doing so, Agent shall not be deemed to have waived any Default or Event of Default arising from any Credit Party's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including reasonable attorneys' fees, court costs and other charges related thereto, shall be payable on demand by Borrower to Agent and shall be additional Obligations hereunder secured by the Collateral.

                  (b) Each Credit Party shall deliver to Agent, in form and substance reasonably satisfactory to Agent, endorsements to (i) all "All Risk" insurance naming Agent, on behalf of itself and Lenders, as loss payee with respect to the Collateral, and (ii) all general liability and other liability policies naming Agent, on behalf of itself and Lenders, as an additional insured. Each Credit Party irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent), so long as any Default or Event of Default has occurred and is continuing or an Activation Event has occurred and is continuing and the anticipated insurance proceeds exceed $3,000,000 with respect to any Collateral, as such Credit Party's true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under such "All Risk" policies of insurance, endorsing the name of such Credit Party on any check or other item of payment for the proceeds of such "All Risk" policies of insurance and for making all determinations and decisions with respect to such "All Risk" policies of insurance. Agent shall have no duty to exercise any rights or powers granted to it pursuant to the foregoing power-of-attorney. Borrower shall promptly notify Agent of any loss, damage, or destruction to the Collateral in the amount of $1,000,000 or more in the aggregate, whether or not covered by insurance. After deducting from such proceeds (i) the expenses incurred by Agent in the collection or handling thereof, and (ii) amounts required to be paid to creditors (other than Lenders) having Permitted Encumbrances, Agent may, at its option, apply such proceeds to the reduction of the Obligations in accordance with Section 1.3(d); or permit the applicable Credit Party to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction. Notwithstanding the foregoing, if the casualty giving rise to such insurance proceeds could not reasonably be expected to have a Material Adverse Effect and no Activation Event then exists, Agent shall permit the applicable Credit Party to replace, restore, repair or rebuild the Collateral; provided that if such Credit Party shall not have completed or entered into binding agreements to complete such replacement, restoration, repair or rebuilding within 180 days of such casualty, Agent may apply such insurance proceeds to the Obligations in accordance with Section 1.3(d). If the applicable Credit Party has elected to replace, restore, repair or rebuild the Collateral, all insurance proceeds that are to be made available to Borrower to replace, repair, restore or rebuild the Collateral shall be applied by Agent to reduce the outstanding principal balance of the Revolving Loan (which application shall not result in a permanent reduction of the Revolving Loan Commitment) and upon such application, Agent shall establish a Reserve against the Borrowing Base in an amount equal to the amount of such proceeds so applied. All insurance proceeds made available to any Credit Party that is not a Borrower to replace, repair, restore or rebuild Collateral shall be deposited in a cash collateral account. Thereafter, such funds shall be made available to such Credit Party to provide funds to replace, repair, restore or rebuild the Collateral as follows: (i) Borrower shall request a Revolving Credit Advance or a release from the cash collateral account be made to such Credit Party in the amount requested to be released; (ii) so long as the conditions set forth in Section 2.2 have been met, Lenders shall make such Revolving Credit Advance or Agent shall release funds from the cash collateral account; and (iii) in the case of insurance proceeds applied against the Revolving Loan, the Reserve established with respect to such insurance proceeds shall be reduced by the amount of such Revolving Credit Advance, and if after completion of the replacement, repair, restoration or rebuilding of the Collateral, the full amount of the insurance proceeds is not utilized, such Reserve shall be eliminated in any event. To the extent not used to replace, repair, restore or rebuild the Collateral, such insurance proceeds shall be applied in accordance with Section 1.3(d); provided, that in the case of insurance proceeds pertaining to any Credit Party other than Borrower, such insurance proceeds shall be applied to the Loans owing by Borrower.

         5.5 Compliance with Laws. Each Credit Party shall comply with all federal, state, local and foreign laws and regulations applicable to it, including those relating to ERISA, labor laws, and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         5.6 Supplemental Disclosure. From time to time as may be reasonably requested by Agent (which request will not be made more frequently than once each year absent the occurrence and continuance of an Event of Default) or at Credit Parties' election, the Credit Parties shall supplement each Disclosure Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or as an exception to such representation or that is necessary to correct any information in such Disclosure Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Disclosure Schedule, such Disclosure Schedule shall be appropriately marked to show the changes made therein); provided that (a) no such supplement to any such Disclosure Schedule or representation shall amend, supplement or otherwise modify any Disclosure Schedule or representation, or be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Agent and Requisite Lenders in writing, and (b) no supplement shall be required or permitted as to representations and warranties and Disclosure Schedules that relate solely to the Closing Date.

         5.7 Intellectual Property. Each Credit Party will conduct its business and affairs without infringement of or interference with any Intellectual Property of any other Person and shall comply with the terms of its Licenses, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         5.8 Environmental Matters. Each Credit Party shall and shall cause each Person within its control to: (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance that could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; (c) notify Agent promptly after such Credit Party becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate that is reasonably likely to result in Environmental Liabilities in excess of $1,000,000 in the aggregate; and (d) promptly forward to Agent a copy of any order, notice, request for information or any communication or report received by such Credit Party in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of $1,000,000 in the aggregate, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter.

         5.9 Landlords' Agreements, Mortgagee Agreements, Bailee Letters. Each Credit Party shall use commercially reasonable efforts to obtain a landlord's agreement, mortgagee agreement or bailee letter, as applicable, from the lessor of each leased property, mortgagee of owned property or bailee with respect to any warehouse, processor or converter facility or other location where Inventory having a book value in excess of $100,000 is stored or located, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord, mortgagee or bailee may assert against the Inventory at that location, and shall otherwise be reasonably satisfactory in form and substance to Agent. With respect to any location or warehouse space leased or owned as of the Closing Date or thereafter or as to where Inventory is stored, converted or processed, if Agent has not received a landlord or mortgagee agreement or bailee letter, if applicable, as of the Closing Date (or, if later, as of the date such location is acquired or leased), Borrower's Eligible Inventory at that location shall, in Agent's discretion, be excluded from the Borrowing Base or be subject to such Reserves as may be established by Agent in its reasonable credit judgment. Each Credit Party shall timely and fully pay and perform in all material respects its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Inventory having a book value in excess of $100,000 is or may be located.

         5.10 Inventory Appraisal. Upon the occurrence and during the continuance of any Event of Default or if at any time Excess Availability falls below $10,000,000, the Requisite Lenders have the right to require an appraisal of the Inventory at the expense of Borrower.

         5.11 Further Assurances. Each Credit Party executing this Agreement agrees that it shall and shall cause each other Credit Party to, at such Credit Party's expense and upon the reasonable request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out more effectively the provisions and purposes of this Agreement and each Loan Document.

6. NEGATIVE COVENANTS

                  Each Credit Party executing this Agreement jointly and severally agrees as to all Credit Parties that from and after the date hereof until the Termination Date:

         6.1 Mergers, Subsidiaries, Etc. No Credit Party shall directly or indirectly, by operation of law or otherwise, (a) form or acquire any Subsidiary, or (b) merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with or acquire, any Person. Notwithstanding the foregoing, any Credit Party may (i) merge or consolidate with another Credit Party so long as, if Borrower is one of such Credit Parties, then Borrower is the surviving corporation in such merger or consolidation, (ii) acquire all or substantially all of the assets or Stock of, or otherwise combine with, another Credit Party so long as, if Borrower is one of such Credit Parties, then Borrower is the acquirer in such transaction,
(iii) form a Subsidiary ("Segregated Subsidiary") for the purpose of effecting a "Permitted Transaction" (as hereinafter defined), and (iv) may acquire (subject to the restrictions set forth below) all or substantially all of the assets or Stock of any Person (the "Target") or merge with a Target if such Credit Party is the surviving corporation (in each case, a "Permitted Transaction") subject to the satisfaction of each of the following conditions:

                           (i)      Agent shall receive at least fifteen (15)
Business Days' prior written notice of such proposed Permitted Transaction, which notice shall include a reasonably detailed description of such proposed Permitted Transaction;

                           (ii)     such Permitted Transaction shall only
involve assets located in the United States or Canada and comprising a business, or those assets of a business, substantially of the type engaged in by Borrower as of the Closing Date, and which business would not subject Agent or any Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to Borrower prior to such Permitted Transaction;

                           (iii)    such Permitted Transaction shall be
consensual and shall have been approved by the Target's board of directors;

                           (iv)     no additional Indebtedness, Guaranteed
Indebtedness, contingent obligations or other liabilities shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of Borrower and Target after giving effect to such Permitted Transaction, except ordinary course trade payables, accrued expenses and unsecured Indebtedness of the Target to the extent no Default or Event of Default has occurred and is continuing or would result after giving effect to such Permitted Transaction, provided, that such restrictions shall not be applicable if the assets or Stock of the Target are acquired by a Segregated Subsidiary, the Target merges with and into a Segregated Subsidiary with the Segregated Subsidiary as the surviving Person or the Target becomes a Subsidiary of a Credit Party and the Target's assets remain in the Target;

                           (v)      the sum of all amounts payable in connection
with all Permitted Transactions (including all transaction costs and all Indebtedness, liabilities and contingent obligations incurred or assumed in connection therewith) shall not exceed, after giving effect to any amounts advanced or paid as dividends to Holdings for the purpose of permitting Holdings to engage in a Permitted Transaction in accordance with the provisions of Section 6.13, $10,000,000 for any single transaction or $40,000,000 in the aggregate on a combined basis while the Obligations remain outstanding or the Lenders have any Revolving Loan Commitment;

                           (vi)     the EBITDA of the Target must be accretive
to the EBITDA of the Credit Parties based upon the Target's EBITDA during the twelve month period immediately prior to the consummation of the Permitted Transaction;

                           (vii)    the business and assets acquired in such
Permitted Transaction shall be free and clear of all Liens (other than Permitted Encumbrances), provided that such restrictions shall not be applicable if the assets or Stock of the Target are acquired by a Segregated Subsidiary, the Target merges with and into a Segregated Subsidiary with the Segregated Subsidiary as the surviving Person or the Target becomes a Subsidiary of a Credit Party and the assets of the Target remain in the Target;

                           (viii)   [intentionally omitted];

                           (ix)     Concurrently with delivery of the notice
referred to in clause (i) above, Borrower shall have delivered to Agent, in form and substance reasonably satisfactory to Agent:

                                    (A)      a pro forma consolidated balance
                  sheet, income statement and cash flow statement of Borrower and its Subsidiaries (the "Acquisition Pro Forma"), based on recent financial statements, which shall be complete and shall fairly present in all material respects the assets, liabilities, financial condition and results of operations of Borrower and its Subsidiaries in accordance with GAAP consistently applied, but taking into account such Permitted Transaction and the funding of all Loans in connection therewith, and such Acquisition Pro Forma shall reflect that
                  (x) immediately after giving effect to the Permitted Transaction, Excess Availability would be at least $20,000,000 on a pro forma basis, with trade payables being paid currently, expenses and liabilities being paid in the ordinary course of business and without acceleration of sales and without material deterioration of Working Capital, and the Acquisition Budget (as hereinafter defined) shall reflect that such Excess Availability of at least $20,000,000 shall continue for at least ninety (90) days after the consummation of such Permitted Transaction, and (y) on a pro forma basis, no Event of Default has occurred and is continuing or would result after giving effect to such Permitted Transaction and Borrower would have been in compliance with the financial covenants set forth in Annex G for the four quarter period reflected in the Compliance Certificate most recently delivered to Agent pursuant to Annex Eprior to the consummation of such Permitted Transaction (after giving effect to such Permitted Transaction and all Loans funded in connection therewith as if made on the first day of such period);

                                    (B)      updated versions of the most
                  recently delivered Budget covering the one (1) year period commencing on the date of such Permitted Transaction and otherwise prepared in accordance with the Budget (the "Acquisition Budget") and based upon historical financial data of a recent date reasonably satisfactory to Agent, taking into account such Permitted Transaction; and

                                    (C)      a certificate of the chief
                  financial officer of Borrower to the effect that: (w) Borrower will be Solvent upon the consummation of the Permitted Transaction; (x) the Acquisition Pro Forma fairly presents the financial condition of Holdings and Borrower (on a consolidated basis) as of the date thereof after giving effect to the Permitted Transaction; (y) the Acquisition Budget includes reasonable estimates of the future financial performance of Borrower subsequent to the date thereof based upon the historical performance of Borrower and the Target and show that Borrower shall continue to be in compliance with the financial covenants set forth in Annex G for the twelve month period thereafter; and (z) Borrower has completed its due diligence investigation with respect to the Target and such Permitted Transaction, which investigation was conducted in a manner similar to that which would have been conducted by a prudent purchaser of a comparable business and the results of which investigation were delivered to Agent and Lenders;

                           (x)      on or prior to the date of such Permitted
Transaction, Agent shall have received, in form and substance reasonably satisfactory to Agent, copies of the acquisition or merger agreement and related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Agent, including those specified in the last sentence of Section 5.9; and

                           (xi)     at the time of such Permitted Transaction
and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

                  Notwithstanding the foregoing, the Accounts and Inventory of the Target shall not be included in Eligible Accounts and Eligible Inventory without the prior written consent of Agent and Requisite Lenders, and in no event shall a Segregated Subsidiary or a Target be permitted to merge with the Borrower if such Segregated Subsidiary or Target has Indebtedness or Liens that are permitted solely by the provisos to clauses (iv) or (vii) above.

         6.2 Investments; Loans and Advances. Except as otherwise expressly permitted by this Section 6, no Credit Party shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise (all of the foregoing being referred to herein as "Investments"), except that: (a) Borrower may hold Investments issued by Account Debtors to Borrower pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business consistent with past practices; (b) Investments in Credit Parties in the ordinary course of business and Investments made by Borrower in accordance with the Securitization Documents in Avondale Funding; (c) Investments by Borrower in Holdings permitted by Section 6.13, (d) existing Investments as described on Disclosure Schedule (6.2), (e) Investments made as part of Permitted Transactions pursuant to Section 6.1, (f) loans and advances to employees permitted pursuant to Section 6.4, (g) Investments representing any noncash consideration in respect of any asset sale, not to exceed $1,000,000 in the aggregate with respect to any Collateral, and if such noncash consideration received in exchange for any Collateral is in the form of an Instrument or Stock, such Instrument or Stock is pledged to the Agent to secure the payment and performance of the Obligations, (h) so long as no Default or Event of Default has occurred and is continuing, Borrower may make Investments in an aggregate amount not to exceed (i)$10,000,000 if an Activation Event has not occurred and is not continuing, and (ii) $5,000,000 otherwise, subject to Control Letters in favor of Agent for the benefit of Lenders or otherwise subject to a perfected security interest in favor of Agent for the benefit of Lenders, in (A) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (B) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (C) certificates of deposit maturing no more than one year from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (D) time deposits maturing no more than ninety (90) days from the date of creation thereof with A Rated Banks, (E) fully collateralized repurchase agreements with a term of not more than 90 days for securities described in clause (A) above entered into with financial institutions satisfying the criteria in Clause (C) above, (F) securities issued by any state of the United States or any political subdivision thereof and having the highest credit rating available from Standard & Poor's Ratings Group or Moody's Investors Service, Inc. at the time of acquisition thereof, and (G) mutual funds that invest solely in one or more of the investments described in clauses (A) through (F) above, (i) so long as no Activation Event, Default or Event of Default has occurred and is continuing or would result therefrom, Investments constituting purchases of Subordinated Debt to the extent not prohibited by
Section 6.3(b), and (j) so long as no Activation Event, Default or Event of Default has occurred and is continuing or would result therefrom, other Investments made after the Closing Date not exceeding (on a cost basis) $5,000,000 in the aggregate at any time outstanding.

         6.3               Indebtedness.

                  (a) No Credit Party shall create, incur, assume or permit to exist any Indebtedness, except (without duplication) (i) Indebtedness secured by purchase money security interests and Capital Leases permitted in Section 6.7(c), together with renewals, extensions, refinancings and replacements thereof in amounts not exceeding the amounts being so renewed, extended, refinanced or replaced, (ii) the Loans and the other Obligations, (iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, (iv) existing Indebtedness described in Disclosure Schedule (6.3) and refinancings thereof or amendments or modifications thereto that do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same), (v) Indebtedness specifically permitted under Section 6.1, together with renewals, extensions, refinancings and replacements thereof in amounts not exceeding the amounts being so renewed, extended, refinanced or replaced and unless such Indebtedness is solely the obligation of a Segregated Subsidiary, not having the effect of changing the amortization thereof (other than to extend the same), (vi) Indebtedness consisting of intercompany loans and advances made by Borrower to any other Credit Party that is a Guarantor or to Holdings or by any such Guarantor or Holdings to Borrower; provided, that: (A) Borrower shall have executed and delivered to each such Guarantor or Holdings, and each such Guarantor or Holdings shall have executed and delivered to Borrower, on the Closing Date, a demand note (collectively, the "Intercompany Notes") to evidence any such intercompany Indebtedness owing at any time by Borrower to such Guarantor or Holdings or by such Guarantor or Holdings to Borrower, which Intercompany Notes shall be in form and substance reasonably satisfactory to Agent and shall, during the existence of any Activation Event, be pledged and delivered to Agent pursuant to the applicable Pledge Agreement or Security Agreement as additional collateral security for the Obligations; (B) Borrower shall record all intercompany transactions on its books and records in a manner reasonably satisfactory to Agent; (C) the obligations of Borrower under any such Intercompany Notes shall be subordinated to the Obligations of Borrower hereunder in a manner reasonably satisfactory to Agent; (D) at the time any such intercompany loan or advance is made by Borrower and after giving effect thereto, Borrower shall be Solvent; (E) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan; (F) in the case of any such intercompany loans made by Borrower, no Activation Event shall exist after giving effect to such intercompany loan; and
(G) the aggregate balance of all such intercompany loans owing to Borrower shall not exceed the amount of Investments that Borrower is permitted to make in any such Credit Party or Holdings pursuant to Section 6.2, (vii) Guaranteed Indebtedness permitted pursuant to Section 6.6, (viii) to the extent permitted by Section 6.1 (iv), existing Indebtedness of any Target acquired in a Permitted Transaction pursuant to Section 6.1 and not incurred in contemplation thereof,
(ix) Indebtedness secured by Liens permitted pursuant to Section 6.7(e), (x) other unsecured Indebtedness in an aggregate amount outstanding not to exceed $10,000,000, (xi) Subordinated Debt, (xii) Indebtedness under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured and in the ordinary course of business, and (xiii) Indebtedness under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of the Person incurring such Indebtedness that arises from fluctuations in currency values or interest rates, in each case whether contingent or matured and in the ordinary course of business.

                  (b) No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than (i) the Obligations; (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Sections 6.8(b) or (c); and (iii) Indebtedness permitted by Section 6.3(a)(iv) upon any refinancing thereof in accordance with Section 6.3(a)(iv); provided, however, that so long as no Activation Event, Default or Event of Default has occurred and is continuing or would result therefrom, purchases, redemptions, defeasances or prepayments may be made with respect to Funded Debt not to exceed $20,000,000 in the aggregate after giving effect to any prepayment penalties or premiums.

         6.4               Employee Loans and Affiliate Transactions.

                  (a) No Credit Party shall enter into or be a party to any transaction with any other Credit Party or any Affiliate thereof except with respect to Investments, Indebtedness and Restricted Payments permitted under Sections 6.2, 6.3 and 6.13 respectively, and except as permitted in the ordinary course of and pursuant to the reasonable requirements of such Credit Party's business and upon fair and reasonable terms that are no less favorable to such Credit Party than would be obtained in a comparable arm's length transaction with a Person not an Affiliate of such Credit Party. All such transactions existing as of the date hereof are described in Disclosure Schedule (6.4(a)).

                  (b) No Credit Party shall enter into any lending or borrowing transaction with any employees of any Credit Party, except loans to its respective employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $250,000 to any employee and up to a maximum of $500,000 in the aggregate at any one time outstanding.

         6.5 Capital Structure and Business. If all or part of a Credit Party's Stock is pledged to Agent or Agent is granted a security interest therein, that Credit Party shall not issue additional Stock. No Credit Party shall amend its charter or bylaws in a manner that would adversely affect Agent or Lenders or such Credit Party's duty or ability to repay the Obligations. No Credit Party shall engage in any business other than the businesses currently engaged in by it or businesses reasonably related thereto.

         6.6 Guaranteed Indebtedness. No Credit Party shall create, incur, assume or permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of any Credit Party, and (b) for Guaranteed Indebtedness incurred for the benefit of any other Credit Party if the primary obligation is expressly permitted by this Agreement.

         6.7 Liens. No Credit Party shall create, incur, assume or permit to exist any Lien on or with respect to any of the Collateral (whether now owned or hereafter acquired) except for (a) Permitted Encumbrances; (b) Liens in existence on the date hereof and summarized on Disclosure Schedule (6.7) securing the Indebtedness described on Disclosure Schedule (6.3) and permitted refinancings, extensions and renewals thereof, including extensions or renewals of any such Liens; provided that the principal amount of the Indebtedness so secured is not increased and the Lien does not attach to any other property; (c) Liens created after the date hereof by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by any Credit Party in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations of not more than $20,000,000 more than the amount outstanding on the Closing Date at any time after the Closing Date for all such Liens (provided that such Liens attach only to the assets subject to such purchase money Indebtedness or Capital Lease Obligations and such Indebtedness or Capital Lease Obligations are incurred within ninety (90) days following such acquisition and does not exceed 100% of the purchase price of the subject assets); (d) to the extent permitted by Section 6.1(vii), Liens existing on assets of any Target at the time of acquisition thereof pursuant to a

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

Permitted Transaction pursuant to Section 6.1 and not created in contemplation thereof, and (e) other Liens not attaching to Collateral and securing obligations in an aggregate amount not to exceed $1,000,000. In addition, no Credit Party shall become a party to any agreement, note, indenture or instrument, or take any other action, that would prohibit the creation of a Lien on any of its properties or other assets in favor of Agent, on behalf of itself and Lenders, as additional collateral for the Obligations, except (i) operating leases, Capital Leases, security and pledge agreements, or Licenses which prohibit Liens upon the assets that are subject thereto, (ii) agreements in effect pending the sale of any property permitted pursuant to Section 6.8 to the extent such restrictions relate solely to the property to be sold, (iii) the Securitization Documents, and (iv) agreements described on Disclosure Schedule 6.7.

         6.8 Sale of Stock and Assets. No Credit Party shall sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including the Stock of any of its Subsidiaries (whether in a public or a private offering or otherwise) or any of its Accounts, other than (a) the sale of Inventory in the ordinary course of business, (b) the sale or other disposition by a Credit Party of Equipment, Fixtures or Real Estate that are obsolete or no longer used or useful in such Credit Party's business, (c) the sale or other disposition of other Equipment having a book value not exceeding $10,000,000 in the aggregate in any single transaction or $20,000,000 in the aggregate on a combined basis while any Obligations or the Revolving Loan Commitment remains outstanding, (d) the sale or transfer of Accounts and related property to Avondale Funding pursuant to the terms of the Securitization Facility, or (e) the sale or other disposition of any assets not subject to or required to be subject to a Lien in favor of the Agent.

         6.9 ERISA. No Credit Party shall, or shall cause or permit any ERISA Affiliate to, cause or permit to occur (i) an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or (ii) an ERISA Event, in any case to the extent such ERISA Event or Lien would reasonably be expected to result in taxes, penalties and other liabilities in an aggregate amount in excess of $1,000,000 in the aggregate.

         6.10 Financial Covenants. Borrower shall not breach or fail to comply with any of the Financial Covenants.

         6.11 Hazardous Materials. No Credit Party shall cause or permit a Release of any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or Environmental Liabilities that could not reasonably be expected to have a Material Adverse Effect.

         6.12 Sale-Leasebacks. No Credit Party shall engage in any sale-leaseback, synthetic lease or similar transaction involving any of its assets constituting Collateral, and any such transactions shall be subject to the limitations on Indebtedness set forth in Section 6.3.

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

         6.13 Restricted Payments. No Credit Party shall make any Restricted Payment, except (a) intercompany loans and advances and payments thereof among Borrower and Guarantors to the extent permitted by Section 6.3,
(b) dividends and distributions by Subsidiaries of Borrower paid to Borrower,
(c) provided that no Default or Event of Default has then occurred and is continuing or would result therefrom, dividends and cash distributions paid by Borrower to Holdings for the purposes of paying dividends by Holdings, repurchasing Stock of Holdings and permitting Holdings to engage in a Permitted Transaction to the same extent that Borrower would be permitted to do so subject to the restrictions contained in Section 6.1, (d) dividends and cash distributions paid by Borrower to Holdings to pay for ordinary course administrative expenses of Holdings and to pay cash taxes or Charges then payable by Holdings, (e) employee loans permitted under Section 6.4(b), (f) payments of principal and interest of Intercompany Notes issued in accordance with Section 6.3; and (g) scheduled payments of interest with respect to Subordinated Debt; provided, that (i) no Event of Default has occurred and is continuing or would result after giving effect to any Restricted Payment pursuant to clause (f) above, and (ii) Borrower shall have Borrowing Availability of at least $1 after giving effect to any Restricted Payment pursuant to clause (f) above.

         6.14 Change of Corporate Name, State of Incorporation or Location; Change of Fiscal Year. No Credit Party shall (a) change its name as it appears in official filings in the state of its incorporation or other organization (b) change its chief executive office or principal place of business, or add warehouses or locations at which Collateral is held or stored other than with respect to Collateral not having an aggregate book value in excess of $100,000, or change the location of its records concerning the Collateral, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization or incorporate or organize in any additional jurisdictions, in each case without at least thirty (30) days prior written notice to Agent and after Agent's written acknowledgment that any reasonable action requested by Agent in connection therewith, including to continue the perfection of any Liens in favor of Agent, on behalf of Lenders, in any Collateral, has been completed or taken, and provided that any such new location shall be in the continental United States. No Credit Party shall change its Fiscal Year.

         6.15 No Impairment of Intercompany Transfers. No Credit Party shall directly or indirectly enter into or become bound by any agreement, instrument, indenture or other obligation (other than this Agreement and the other Loan Documents) that could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends or distributions or the making or repayment of intercompany loans by a Subsidiary of Borrower to Borrower, other than (i) the Securitization Documents, and (ii) the agreements described on Disclosure Schedule 6.15.

         6.16 Changes Relating to Subordinated Debt. No Credit Party shall change or amend the terms of any Subordinated Debt (or any indenture or agreement in connection therewith) if the effect of such amendment is to: (a) increase the interest rate on such Subordinated Debt; (b) change the dates upon which payments of principal or interest are due on such Subordinated Debt other than to extend such dates; (c) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt; (d)

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

change the redemption or prepayment provisions of such Subordinated Debt other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (e) grant any security or collateral to secure payment of such Subordinated Debt; or (f) change or amend any other term if such change or amendment would materially increase the obligations of the Credit Party thereunder or confer additional material rights on the holder of such Subordinated Debt in a manner materially adverse to any Credit Party, Agent or any Lender, as determined by the Requisite Lenders in their reasonable credit judgment.

7. TERM

         7.1 Termination. The financing arrangements contemplated hereby shall be in effect until the Commitment Termination Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date.

         7.2 Survival of Obligations Upon Termination of Financing Arrangements. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Credit Parties or the rights of Agent and Lenders relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated, or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Credit Parties, and all rights of Agent and each Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the provisions of Section 11, the payment obligations under Sections 1.15 and 1.16, and the indemnities contained in the Loan Documents shall survive the Termination Date.

8. EVENTS OF DEFAULT; RIGHTS AND REMEDIES

         8.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

                  (a) Borrower (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable, provided, however that with respect to any payment of interest, Fees or Obligations consisting of Letter of Credit Obligations, such failure continues for three (3) Business Days after such payment became due and payable or (ii) fails to pay or reimburse Agent or Lenders for any other Obligations within ten (10) days following Agent's demand for payment of such Obligations.

                  (b) Any Credit Party fails or neglects to perform, keep or observe any of the provisions of Sections 1.4, 1.8, 5.4(a) or 6, or any of the provisions set forth in Annexes C or G, respectively.

                  (c) Borrower fails or neglects to perform, keep or observe any of the provisions of Section 4.1 or any provisions set forth in Annexes E or F, respectively, and the same shall remain unremedied for three (3) Business Days or more with respect to any provisions set forth in Annex F or for five (5) Business Days or more with respect to any of the provisions of Section
4.1 or any provisions set forth in Annex E.

                  (d) Any Credit Party fails or neglects to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this Section 8.1) and the same shall remain unremedied for thirty (30) days or more.

                  (e) A default or breach occurs under any other agreement, document or instrument to which any Credit Party is a party that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness or Guaranteed Indebtedness (other than the Obligations) of any Credit Party in excess of $1,000,000 in the aggregate (including (x) undrawn committed or available amounts and (y) amounts owing to all creditors under any combined or syndicated credit arrangements), or (ii) causes, or permits any holder of such Indebtedness or Guaranteed Indebtedness or a trustee to cause, Indebtedness or Guaranteed Indebtedness or a portion thereof in excess of $1,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or cash collateral in respect thereof to be demanded, in each case, regardless of whether such default is waived, or such right is exercised, by such holder or trustee.

                  (f) Any information contained in any Borrowing Base Certificate is untrue or incorrect in any respect (other than (i) inadvertent errors not exceeding $250,000 in the aggregate in any Borrowing Base Certificate), (ii) errors understating the Borrowing Base and (iii) errors occurring when Borrowing Availability continues to exceed $5,000,000 after giving effect to the correction of such errors), or any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate (other than a Borrowing Base Certificate) made or delivered to Agent or any Lender by any Credit Party is untrue or incorrect in any material respect as of the date when made or deemed made.

                  (g) Assets of any Credit Party with a fair market value of $1,000,000 or more are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of any Credit Party and such condition continues for thirty (30) days or more.

                  (h) A case or proceeding is commenced against any Credit Party seeking a decree or order in respect of such Credit Party (i) under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Credit Party or for any substantial part of any such Credit Party's assets, or (iii) ordering the winding-up or

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

liquidation of the affairs of such Credit Party, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or a decree or order granting the relief sought in such case or proceeding is granted by a court of competent jurisdiction.

                  (i) Any Credit Party (i) files a petition seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consents to or fails to contest in a timely and appropriate manner the institution of proceedings thereunder or the filing of any such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Credit Party or for any substantial part of any such Credit Party's assets, (iii) makes an assignment for the benefit of creditors, (iv) takes any action in furtherance of any of the foregoing; or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due.

                  (j) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate at any time are outstanding against one or more of the Credit Parties (which judgments are not covered by insurance policies as to which liability has been accepted by the insurance carrier), and the same are not, within thirty (30) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay.

                  (k) Any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document ceases to be a valid and perfected first priority Lien (except as otherwise permitted herein or therein) in any of the Collateral purported to be covered thereby.

                  (l)      Any Change of Control occurs.

                  (m) Any event occurs, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at facilities of Borrower generating more than twenty percent (20%) of Holdings' EBITDA during the twelve-month period preceding such event after giving effect to anticipated proceeds of business interruption insurance, and such cessation or curtailment continues for more than forty-five
(45) days.

                  (n) Any default or breach by Borrower occurs and is continuing under any agreements between Borrower and any of its customers, and as a result thereof it is reasonably likely that after giving effect to all such defaults or breaches on an aggregate basis, Holdings' EBITDA during the following twelve-month period would be reduced by more than twenty percent (20%) from the preceding twelve-month period.

         8.2               Remedies.

                  (a) If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice, suspend the Revolving Loan facility with respect to additional Revolving Credit Advances and/or the incurrence of additional Letter of Credit Obligations, whereupon any additional Revolving Credit Advances and additional Letter of Credit Obligations shall be made or incurred in Agent's sole discretion (or in the sole discretion of the Requisite Lenders, if such suspension occurred at their direction) so long as such Default or Event of Default is continuing. If any Event of Default has occurred and is continuing, Agent may (and at the written request of Requisite Lenders shall), without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans and the Letter of Credit Fees to the Default Rate.

                  (b) If any Event of Default has occurred and is continuing, Agent may (and at the written request of the Requisite Lenders shall), without notice: (i) terminate the Revolving Loan facility with respect to further Revolving Credit Advances or the incurrence of further Letter of Credit Obligations; (ii) reduce the Revolving Loan Commitment from time to time;
(iii) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable, and require that the Letter of Credit Obligations be cash collateralized in the manner set forth in Annex B, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower and each other Credit Party; or (iv) exercise any rights and remedies provided to Agent under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of an Event of Default specified in Sections 8.1(h) or (i), the Revolving Loan Commitment shall be immediately terminated and all of the Obligations, including the Revolving Loan, shall become immediately due and payable without declaration, notice or demand by any Person.

         8.3 Waivers by Credit Parties. Except as otherwise provided for in this Agreement or by applicable law, each Credit Party waives:
(a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which any Credit Party may in any way be liable, and hereby ratifies and confirms whatever Agent may do in this regard, (b) all rights to notice and a hearing prior to Agent's taking possession or control of, or to Agent's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent to exercise any of its remedies, and (c) the benefit of all valuation, appraisal, marshaling and exemption laws.

9. ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

         9.1               Assignment and Participations.

                  (a) Subject to the terms of this Section 9.1, any Lender may make an assignment to a Qualified Assignee of, or sell participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Revolving Loan Commitment or any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder. Any assignment by a Lender shall: (i) require the consent of Agent (which consent shall not be unreasonably withheld or delayed with respect to a Qualified Assignee) and the execution of an assignment agreement (an "Assignment Agreement") substantially in the form attached hereto as Exhibit 9.1(a) and otherwise in form and substance reasonably satisfactory to, and acknowledged by, Agent; (ii) be conditioned on such assignee Lender representing to the assigning Lender and Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereof; (iii) after giving effect to any such partial assignment, the assignee Lender shall have a Revolving Loan Commitment in an amount at least equal to $10,000,000 and the assigning Lender shall have retained a Revolving Loan Commitment in an amount at least equal to $10,000,000; (iv) include a payment to Agent of an assignment fee of $3,500; and (v) so long as no Event of Default has occurred and is continuing, require the consent of Borrower, which shall not be unreasonably withheld or delayed. In the case of an assignment by a Lender under this Section 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as all other Lenders hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Revolving Loan Commitment or assigned portion thereof from and after the date of such assignment. Borrower hereby acknowledges and agrees that any assignment shall give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the applicable Revolving Loan Commitment. In the event Agent or any Lender assigns or otherwise transfers all or any part of the Obligations, Agent or any such Lender shall so notify Borrower and Borrower shall, upon the request of Agent or such Lender, execute new Notes in exchange for the Notes, if any, being assigned. Notwithstanding the foregoing provisions of this Section 9.1(a), any Lender may at any time pledge the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank, and any Lender that is an investment fund may assign the Obligations held by it and such Lender's rights under this Agreement and the other Loan Documents to another investment fund managed by the same investment advisor; provided, that no such pledge to a Federal Reserve Bank shall release such Lender from such Lender's obligations hereunder or under any other Loan Document.

                  (b) Any participation by a Lender of all or any part of its Revolving Loan Commitment shall be made with the understanding that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of, or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of Sections 1.13, 1.15, 1.16 and 9.8, Borrower acknowledges and agrees that a participation shall give rise to a direct obligation of Borrower to the participant and the participant shall be considered to be a "Lender". Except as set forth in the preceding sentence no Credit Party shall have any obligation or duty to any participant. Neither Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

                  (c) Except as expressly provided in this Section 9.1, no Lender shall, as between Borrower and that Lender, or Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

                  (d) Each Credit Party executing this Agreement shall assist any Lender permitted to sell assignments or participations under this
Section 9.1 as reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and, if requested by Agent, the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Each Credit Party executing this Agreement shall certify the correctness, completeness and accuracy of all descriptions of the Credit Parties and their respective affairs contained in any selling materials provided by it and all other information provided by it and included in such materials, except that any Budgets delivered by Borrower shall only be certified by Borrower as having been prepared by Borrower in compliance with the representations contained in Section 3.4(c).

                  (e) Any Lender may furnish any information concerning Credit Parties in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided that such Lender shall obtain from assignees or participants confidentiality covenants substantially equivalent to those contained in Section 11.8.

                  (f) So long as no Event of Default has occurred and is continuing, no Lender shall assign or sell participations in any portion of its Loans or Revolving Loan Commitment to a potential Lender or participant, if, as of the date of the proposed assignment or sale, the assignee Lender or participant would be subject to capital adequacy or similar requirements under
Section 1.16(a), increased costs under Section 1.16(b), an inability to fund LIBOR Loans under Section 1.16(c), or withholding taxes in accordance with
Section 1.15(a).

                  (g) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender"), may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing by the Granting Lender to Agent and Borrower, the option to provide to Borrower all or any part of any Loans that such Granting Lender would otherwise be obligated to make to Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan; and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Revolving Loan Commitment of the Granting Lender to the same extent, and as if such Loan were made by such Granting Lender. No SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). Any SPC may (i) with notice to, but without the prior written consent of, Borrower and Agent and without paying any processing fee therefor assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by Borrower and Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This Section 9.1(g) may not be amended without the prior written consent of each Granting Lender, all or any of whose Loans are being funded by an SPC at the time of such amendment. For the avoidance of doubt, the Granting Lender shall for all purposes, including without limitation, the approval of any amendment or waiver of any provision of any Loan Document or the obligation to pay any amount otherwise payable by the Granting Lender under the Loan Documents, continue to be the Lender of record hereunder.

         9.2 Appointment of Agent. GE Capital is hereby appointed to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 9.2 are solely for the benefit of Agent and Lenders and no Credit Party nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Credit Party or any other Person. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Except as expressly set forth in this Agreement and the other Loan Documents, Agent shall not have any duty to disclose, and shall not be liable for failure to disclose, any information relating to any Credit Party or any of their respective Subsidiaries or any Account Debtor that is communicated to or obtained by GE Capital or any of its Affiliates in any capacity. Neither Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages caused by its or their own gross negligence or willful misconduct.

                  If Agent shall request instructions from Requisite Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of Agent, expose Agent to Environmental Liabilities or (c) if Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders.

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

         9.3 Agent's Reliance, Etc. Neither Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, Agent: (a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form reasonably satisfactory to Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Credit Party or to inspect the Collateral (including the books and records) of any Credit Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         9.4 GE Capital and Affiliates. With respect to its Revolving Loan Commitment hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any of their Affiliates and any Person who may do business with or own securities of any Credit Party or any such Affiliate, all as if GE Capital were not Agent and without any duty to account therefor to Lenders. GE Capital and its Affiliates may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender holding disproportionate interests in the Loans and GE Capital as Agent.

         9.5 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the Financial Statements referred to in Section 3.4(a) and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Credit Parties and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

         9.6 Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by Credit Parties and without limiting the obligations of Credit Parties hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by Agent in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Credit Parties.

         9.7 Successor Agent. Agent may resign at any time by giving not less than thirty (30) days' prior written notice thereof to Lenders and Borrower. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within thirty (30) days after the resigning Agent's giving notice of resignation, then the resigning Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Agent has been appointed pursuant to the foregoing, within thirty (30) days after the date such notice of resignation was given by the resigning Agent, such resignation shall become effective and the Requisite Lenders shall thereafter perform all the duties of Agent hereunder until such time, if any, as the Requisite Lenders appoint a successor Agent as provided above. Any successor Agent appointed by Requisite Lenders hereunder shall be subject to the approval of Borrower, such approval not to be unreasonably withheld or delayed; provided that such approval shall not be required if a Default or an Event of Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the earlier of the acceptance of any appointment as Agent hereunder by a successor Agent or the effective date of the resigning Agent's resignation, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue. After any resigning Agent's resignation hereunder, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was acting as Agent under this Agreement and the other Loan Documents.

         9.8 Setoff and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default and subject to Section 9.9(f), each Lender is hereby authorized at any time or from time to time, without prior notice to any Credit Party or to any Person other than Agent, any such notice being hereby expressly waived, to offset and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any Guarantor (regardless of whether such balances are then due to Borrower or such Guarantor) and any other properties or assets at any time held or owing by that Lender or that holder to or for the credit or for the account of Borrower or such Guarantor against and on account of any of the Obligations that are not paid when due; provided that the Lender exercising such offset rights shall give notice thereof to the affected Credit Party promptly after exercising such rights. Any Lender exercising a right of setoff or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so offset or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares (other than offset rights exercised by any Lender with respect to Sections 1.13, 1.15 or 1.16). Each Credit Party that is a Borrower or Guarantor agrees, to the fullest extent permitted by law, that (a) any Lender may exercise its right to offset with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amounts so offset to other Lenders and holders and (b) any Lender so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of offset, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the offset amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of offset, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

         9.9               Advances; Payments; Non-Funding Lenders; Information;
Actions in Concert.

                  (a)      Advances; Payments.

                           (i)      Each Lender shall make the amount of such
Lender's Pro Rata Share of each Revolving Credit Advance available to Agent in same day funds by wire transfer to Agent's account as set forth in Annex H not later than 3:00 p.m. (New York time) on the requested funding date, in the case of an Index Rate Loan, and not later than 11:00 a.m. (New York time) on the requested funding date, in the case of a LIBOR Loan. After receipt of such wire transfers (or, in the Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, Agent shall make the requested Revolving Credit Advance to Borrower in the Notice of Revolving Credit Advance. All payments by each Lender shall be made without setoff, counterclaim or deduction of any kind.

                           (ii)     Not less than once during each calendar week
or more frequently at Agent's election (each, a "Settlement Date"), Agent shall advise each Lender by telephone, or telecopy of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that each Lender has funded all payments or Revolving Credit Advances required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan

Documents as of such Settlement Date, Agent shall pay to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrower since the previous Settlement Date for the benefit of such Lender on the Loans held by it. To the extent that any Lender (a "Non-Funding Lender") has failed to fund all such payments and Revolving Credit Advances or failed to fund the purchase of all such participations, Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from Borrower. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender in Annex H or the applicable Assignment Agreement) not later than 2:00 p.m. (New York time) on the next Business Day following each Settlement Date.

                  (b) Availability of Lender's Pro Rata Share. Agent may assume that each Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on each funding date. If such Pro Rata Share is not, in fact, paid to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without setoff, counterclaim or deduction of any kind. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower and Borrower shall immediately repay such amount to Agent. Nothing in this Section 9.9(b) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Revolving Loan Commitment hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. To the extent that Agent advances funds to Borrower on behalf of any Lender and is not reimbursed therefor on the same Business Day as such Revolving Credit Advance is made, Agent shall be entitled to retain for its account all interest accrued on such Revolving Credit Advance until reimbursed by the applicable Lender.

                  (c)      Return of Payments.

                           (i)      If Agent pays an amount to a Lender under
this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind.

                           (ii)     If Agent determines at any time that any
amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

                  (d) Non-Funding Lenders. The failure of any Non-Funding Lender to make any Revolving Credit Advance or any payment required by it hereunder to be made or purchased by it on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other Lender") of its obligations to make such Revolving Credit Advance or purchase such participation on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make an Revolving Credit Advance, purchase a participation or make any other payment required hereunder. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document. At Borrower's request, Agent or a Person reasonably acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from any Non-Funding Lender, and each Non-Funding Lender agrees that it shall, at Agent's request, sell and assign to Agent or such Person, all of the Revolving Loan Commitment of that Non-Funding Lender for an amount equal to the principal balance of all Loans held by such Non-Funding Lender and all accrued interest and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

                  (e) Dissemination of Information. Agent shall use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, any Credit Party, with notice of any Event of Default of which Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct. Lenders acknowledge that Borrower is required to provide Financial Statements and Collateral Reports to Lenders in accordance with Annexes E and F hereto and agree that Agent shall have no duty to provide the same to Lenders.

                  (f) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of setoff) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent or Requisite Lenders.

10. SUCCESSORS AND ASSIGNS

         10.1 Successors and Assigns. This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of each Credit Party, Agent, Lenders and their respective successors and assigns (including, in the case of any Credit Party, a debtor-in-possession on behalf of such Credit Party), except as otherwise provided herein or therein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Agent and Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by any Credit Party without the prior express written consent of Agent and Lenders shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Credit Party, Agent and Lenders with respect to the transactions contemplated hereby and no Person shall be a third party

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

beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11. MISCELLANEOUS

         11.1 Complete Agreement; Modification of Agreement. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2. Any letter of interest, commitment letter, fee letter or confidentiality agreement, if any, between any Credit Party and Agent or any Lender or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement. Notwithstanding the foregoing, the GE Capital Fee Letter shall survive the execution and delivery of this Agreement and shall continue to be binding obligations of the parties.

         11.2              Amendments and Waivers.

                  (a) Except for actions expressly permitted to be taken by Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and the applicable Credit Party, and by Requisite Lenders or all affected Lenders, as applicable. Except as set forth in clauses (b) and (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of Requisite Lenders.

                  (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that increases the percentage advance rates set forth in the definition of the Borrowing Base, or that makes less restrictive the nondiscretionary criteria for exclusion from Eligible Inventory set forth in Sections 1.6 and 1.7, shall be effective unless the same shall be in writing and signed by Agent, Requisite Lenders and Borrower. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement that waives compliance with the conditions precedent set forth in Section 2.2 to the making of any Loan or the incurrence of any Letter of Credit Obligations shall be effective unless the same shall be in writing and signed by Agent, Requisite Lenders and Borrower. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default or any Event of Default shall be effective for purposes of the conditions precedent to the making of Loans or the incurrence of Letter of Credit Obligations set forth in Section 2.2 unless the same shall be in writing and signed by Agent, Requisite Lenders and Borrower.

                  (c) No amendment, modification, termination or waiver shall, unless in writing and signed by Agent and each Lender directly affected thereby: (i) increase the principal amount of any Lender's Revolving Loan Commitment; (ii) reduce the principal of, rate of interest on or Fees payable with respect to any Loan or Letter of Credit Obligations of any affected Lender;
(iii) extend any scheduled payment date (other than payment dates of mandatory prepayments under Section 1.3(b)(ii)) or final maturity date of the principal amount of any Loan of any affected Lender; (iv) waive, forgive, defer, extend or postpone any payment of interest or Fees as to any affected Lender; (v) release any Guaranty or, except as otherwise permitted herein or in the other Loan Documents, release, or permit any Credit Party to sell or otherwise dispose of, any Collateral other than as provided in Section 6.8 and any additional Collateral with a book value exceeding $10,000,000 with respect to any individual transaction and $20,000,000 in the aggregate on a combined basis (which action shall be deemed to directly affect all Lenders); (vi) change the percentage of the Revolving Loan Commitment or of the aggregate unpaid principal amount of the Loans that shall be required for Lenders or any of them to take any action hereunder; and (vii) amend or waive this Section 11.2 or the definitions of the term "Requisite Lenders", insofar as such definition affects the substance of this Section 11.2. Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent or L/C Issuer under this Agreement or any other Loan Document shall be effective unless in writing and signed by Agent or L/C Issuer, as the case may be, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this
Section 11.2 shall be binding upon each holder of the Notes at the time outstanding and each future holder of the Notes. Agent shall be authorized to execute and deliver all appropriate documents to effect the release of Liens on Collateral as provided in clause (v) of the first sentence of this Section 11.2(c) without further action on the part of any Lender.

                  (d) If, in connection with any proposed amendment, modification, waiver or termination (a "Proposed Change"):

                           (i)      requiring the consent of all affected
Lenders, the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a "Non-Consenting Lender"); or

                           (ii)     requiring the consent of Requisite Lenders,
the consent of Lenders holding 51% or more of the aggregate Revolving Loan Commitment is obtained, but the consent of Requisite Lenders is not obtained,

then, so long as Agent is not a Non-Consenting Lender, at Borrower's request, Agent or a Person reasonably acceptable to Agent shall have the right with Agent's consent and in Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lenders, and such Non-Consenting Lenders agree that they shall, upon Agent's request, sell and assign to Agent or such Person, all of the Revolving Loan Commitment of such Non-Consenting Lenders for an amount equal to the principal balance of all Loans held by the Non-Consenting Lenders and all accrued interest and Fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment Agreement.

                  (e) Upon payment in full in cash and performance of all of the Obligations (other than indemnification Obligations), termination of the Revolving Loan Commitment and a release of all claims against Agent and Lenders, and so long as no suits, actions, proceedings or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Agent shall deliver to Borrower termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

         11.3 Fees and Expenses. Borrower shall reimburse (i) Agent for all fees, costs and expenses (including the reasonable fees and expenses of all of its counsel, advisors, consultants and auditors subject to the limitations set forth below); and (ii) Agent (and, with respect to clauses (c) and (d) below, all Lenders) for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or (subject to the limitations set forth below) other advisors (including management consultants and appraisers), incurred in connection with the negotiation, preparation and filing and/or recordation of the Loan Documents and incurred in connection with:

                  (a) any amendment, modification or waiver of, consent with respect to, or termination of, any of the Loan Documents or Related Transactions Documents or advice in connection with the syndication and administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

                  (b) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, any Credit Party or any other Person and whether as a party, witness or otherwise) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against any or all of the Credit Parties or any other Person that may be obligated to Agent by virtue of the Loan Documents; including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided that in the case of reimbursement of counsel for Lenders other than Agent, such reimbursement shall be limited to one counsel for Agent and all Lenders; provided, further, that no Person shall be entitled to reimbursement under this clause (b) in respect of any litigation, contest, dispute, suit, proceeding or action to the extent any of the foregoing results from such Person's gross negligence or willful misconduct;

                  (c) any attempt to enforce any remedies of Agent against any or all of the Credit Parties or any other Person that may be obligated to Agent or any Lender by virtue of any of the Loan Documents, including any such attempt to enforce any such remedies in the course of any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided, that in the case of reimbursement of counsel for Lenders other than Agent, such reimbursement shall be limited to one counsel for all such Lenders;

                  (d) any workout or restructuring of the Loans during the pendency of one or more Events of Default; and

                  (e) efforts to (i) monitor the Loans or any of the other Obligations, (ii) evaluate, observe or assess any of the Credit Parties or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including, as to each of clauses (a) through (e) above (subject to the limitations set forth below), all reasonable attorneys', other professional and service providers', fees, arising, in each case, from such services and other advice, assistance or other representation, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 11.3, all of which shall be payable, on demand, by Borrower to Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of, paralegals, accountants, appraisers, investment bankers, management and other consultants; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services. Notwithstanding anything to the contrary contained in this Section 11.3, in connection with any pre-bankruptcy review undertaken at a time when no Event of Default has occurred or is continuing, Borrower's maximum liability for fees of consultants, auditors and counsel shall not exceed $50,000, and Borrower shall not otherwise be liable for fees or expenses of consultants or auditors (other than field auditors in accordance with Section 1.14) when no Event of Default has occurred or is continuing; provided, however, that prior to engaging any third parties in connection which any such pre-bankruptcy review undertaken when no Default or Event of Default has occurred or is continuing, Agent shall provide Borrower with reasonable prior notice of such proposed engagement and an opportunity to consult with Agent about such proposed engagement.

         11.4 No Waiver. Agent's or any Lender's failure, at any time or times, to require strict performance by the Credit Parties of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. Subject to the provisions of Section 11.2, none of the undertakings, agreements, warranties, covenants and representations of any Credit Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Credit Party shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and the applicable required Lenders, and directed to Borrower specifying such suspension or waiver.

         11.5 Remedies. Agent's and Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

         11.6 Severability. Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.

         11.7 Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

         11.8 Confidentiality. Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts Agent or such Lender applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to them by the Credit Parties and designated as confidential for a period of two (2) years following receipt thereof, except that Agent and any Lender may disclose such information (a) to Persons employed or engaged by Agent or such Lender in respect of the transactions evidenced by the Loan Documents; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.8 (and any such bona fide assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any Governmental Authority or reasonably believed by Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Agent's or such Lender's counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any Litigation to which Agent or such Lender is a party; or (f) that ceases to be confidential through no fault of Agent or any Lender. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, the obligations of confidentiality contained herein and therein, shall not apply to the federal tax structure or federal tax treatment of the transaction evidenced by the Loan Documents, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the federal tax structure and federal tax treatment of such transactions. The preceding sentence is intended to cause such transactions to be treated as not having been offered under the conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose. In addition, each party hereto acknowledges that it has no proprietary or exclusive rights to the federal tax structure of such transactions or any federal tax matter or federal tax idea related to such transactions.

         11.9 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH,

THE INTERNAL LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN CITY OF ATLANTA, COUNTY OF FULTON SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF FULTON COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

         11.10 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 11.10); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Annex I or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Agent) designated in Annex I to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         11.11 Section Titles. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         11.13 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

         11.14 Press Releases and Related Matters. Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of GE Capital or its affiliates or referring to this Agreement, the other Loan Documents or the Related Transactions Documents without at least two (2) Business Days' prior notice to GE Capital and without the prior written consent of GE Capital unless (and only to the extent that) such Credit Party or Affiliate is required to do so under law and then, in any event, such Credit Party or Affiliate will consult with GE Capital before issuing such press release or other public disclosure. Each Credit Party consents to the publication by Agent or any Lender of advertising material relating to the financing transactions contemplated by this Agreement using Borrower's name, product photographs, logo or trademark, provided that Borrower shall have given its prior written approval of such publication. Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

         11.15 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party for liquidation or reorganization, should any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Credit Party's assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11.16 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 11.9 and 11.13, with its counsel.

         11.17 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                           AVONDALE MILLS, INC., as Borrower and as a Credit Party

                           By:__________________________________________________
                           Name:________________________________________________
                           Title:_______________________________________________

                           AVONDALE MILLS GRANITEVILLE
                           FABRICS, INC., as a Credit Party

                           By:__________________________________________________
                           Name:________________________________________________
                           Title:_______________________________________________

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION,
                           as Agent and Lender

                           _____________________________________________________

                           By:__________________________________________________
                              Duly Authorized Signatory

                               ANNEX A (RECITALS)
                                       TO
                                CREDIT AGREEMENT

                                   DEFINITIONS

                  Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

                  "AMGF" means Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation.

                  "Accounting Changes" has the meaning ascribed thereto in Annex G.

                  "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), in each case arising from the sale or other disposition of any Inventory, (b) all of each Credit Party's rights in, to and under all purchase orders or receipts for goods or services, in each case arising from the sale or other disposition of any Inventory, (c) all of each Credit Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Credit Party for any Collateral sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued with respect to any Collateral, or for services rendered or to be rendered by such Credit Party in connection with any Collateral (whether or not yet earned by performance on the part of such Credit Party), and (e) all collateral security of any kind, given by any account debtor or any other Person with respect to any of the foregoing.

                  "Activation Event" means, at any date, that Excess Availability is less than $20,000,000 at such date and the average Excess Availability during the four week period immediately preceding such date is $20,000,000 or less, with such Activation Event being deemed to exist thereafter until such time, if any, as a Deactivation Event shall occur.

                  "Activation Notice" means a written notice given by Agent to any of the Persons at which the Covered Accounts are maintained, notifying such Persons to comply thereafter with all instructions from Agent as to the disposition of all funds in such Covered Accounts, which notice may be given by Agent at any time during which an Activation Event exists or an Event of Default has occurred and is continuing.

                  "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary,

20% or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, and (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the term "Affiliate" shall specifically exclude Agent and each Lender.

                  "Agent" means GE Capital in its capacity as Agent for Lenders or its successor appointed pursuant to Section 9.7.

                  "Agreement" means the Credit Agreement by and among Borrower, the other Credit Parties party thereto, GE Capital, as Agent and Lender and the other Lenders from time to time party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.

                  "Appendices" has the meaning ascribed to it in the recitals to the Agreement.

                  "Applicable L/C Margin" means the per annum fee, from time to time in effect, payable with respect to outstanding Letter of Credit Obligations as determined by reference to Section 1.5(a).

                  "Applicable Margins" means collectively the Applicable L/C Margin, the Applicable Unused Line Fee Margin, the Applicable Revolver Index Margin and the Applicable Revolver LIBOR Margin.

                  "Applicable Revolver Index Margin" means the per annum interest rate margin from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Loan, as determined by reference to
Section 1.5(a).

                  "Applicable Revolver LIBOR Margin" means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as determined by reference to Section 1.5(a).

                  "Applicable Unused Line Fee Margin" means the per annum fee, from time to time in effect, payable in respect of Borrower's non-use of committed funds pursuant to Section 1.9(b), which fee is determined by reference to Section 1.5(a).

                  "Assignment Agreement" has the meaning ascribed to it in
Section 9.1(a).

                  "Availability Block" means for the period from the Closing Date until the first anniversary thereof, $7,500,000, and at all times thereafter, $10,000,000.

                  "Avondale" means Avondale Mills, Inc., an Alabama corporation.

                  "Avondale Funding" means Avondale Funding, LLC, a Delaware limited liability company.

                  "Avondale Pledge Agreement" means the Pledge Agreement of even date herewith executed by Borrower in favor of Agent, on behalf of itself and Lenders, pledging all Stock of AMGF and Avondale Funding held by Borrower.

                  "Bankruptcy Code" means the provisions of Title 11 of the United States Code, 11 U.S.C.Sections 101 et seq.

                  "Blocked Accounts" has the meaning ascribed to it in Annex C.

                  "Borrower" has the meaning ascribed thereto in the preamble to the Agreement.

                  "Borrowing Availability" means as of any date of determination, the lesser of (i) the Maximum Amount and (ii) the Borrowing Base, in each case, less the Revolving Loan then outstanding.

                  "Borrowing Base" means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:

                  (a) 30% of the value of Borrower's Eligible Inventory consisting of stock-in-process valued at book value consistently applied in accordance with current practices (including Borrower's current process for marking to market); and

                  (b) 65% of the value of Borrower's Eligible Inventory consisting of raw materials, greige fabrics and finished goods valued at book value consistently applied in accordance with current practices (including Borrower's current process for marking to market);

in each case, less any Reserves established by Agent at such time and the Availability Block at such time; provided, however, that in the event that an appraisal of the Inventory is obtained in accordance with the provisions of
Section 5.10 of the Credit Agreement, then thereafter, Borrowing Base means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of the lesser of:

                  (a) 85% of the orderly liquidation value of Borrower's Eligible Inventory consisting of stock-in-process, raw materials, greige fabrics and finished goods; and

                  (b) the sum of (i) 30% of the value of Borrower's Eligible Inventory consisting of eligible stock-in-process, and (ii) 65% of the value of Borrower's Eligible Inventory consisting of raw materials, greige fabrics and finished goods, in each case valued at book value consistently applied in accordance with current practices (including Borrower's current process for marking to market);

                  in each case less any Reserves established by the Agent at such time and the Availability Block at such time.

                  "Borrowing Base Certificate" means a certificate to be executed and delivered from time to time by Borrower in the form attached to the Agreement as Exhibit 4.1(b).

                  "Budget" means Holdings' annual operating plan, as approved by the Board of Directors of Holdings, which shall include an income statement, balance sheet and cash flow statement, on a Fiscal Month by Fiscal Month basis, all prepared on the same basis and in the same detail as the financial statements referred to in Annex E.

                  "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the States of Georgia and/or New York and in reference to LIBOR Loans shall mean any such day that is also a LIBOR Business Day.

                  "Capital Expenditures" means, with respect to any Person, all expenditures (by the expenditure of cash or the incurrence of Indebtedness) by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP.

                  "Capital Lease" means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

                  "Capital Lease Obligation" means, with respect to any Capital Lease of any Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

                  "Cash Collateral Account" has the meaning ascribed to it Annex B.

                  "Cash Equivalents" has the meaning ascribed to it in Annex B.

                  "Cash Management Systems" has the meaning ascribed to it in
Section 1.8.

                  "Change of Control" means any event, transaction or occurrence as a result of which (a) Stockholders of Holdings as of the Closing Date cease to own and control all of the economic and voting rights associated with ownership of at least fifty-one percent (51%) of all classes of the outstanding capital Stock of Holdings on a fully diluted basis, (b) Holdings ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of Borrower, (c) Borrower ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of any of its Subsidiaries other than as a result of a Permitted Transaction, or (d) all of the following individuals cease to have senior management responsibilities with respect to the operations of the business of Borrower, and such individuals are not replaced with other individuals reasonably satisfactory to the Requisite Lenders within thirty days after the commencement of such cessation: G. Stephen Felker, Jack R. Altherr, Jr., Keith
M. Hull and T. Wayne Spraggins.

                  "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) any

Credit Party's ownership or use of any properties or other assets, or (e) any other aspect of any Credit Party's business.

                  "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Credit Party.

                  "Closing Date" means November 7, 2003.

                  "Closing Checklist" means the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex D.

                  "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Georgia; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent's or any Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Georgia, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

                  "Collateral" means the property covered by the Security Agreement, and the other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and Lenders, to secure the Obligations.

                  "Collateral Documents" means the Security Agreement, the Pledge Agreements, the Guaranties and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

                  "Collateral Reports" means the reports with respect to the Collateral referred to in Annex F.

                  "Collection Account" means that certain account of Agent, account number 502-328-54 in the name of Agent at DeutscheBank Trust Company Americas in New York, New York ABA No. 021 001 033, or such other account as may be specified in writing by Agent as the "Collection Account.".

                  "Commitment Termination Date" means the earliest of (a) August 29, 2007, (b) the date of termination of Lenders' obligations to make Revolving Credit Advances and to incur Letter of Credit Obligations or permit existing Loans to remain outstanding pursuant to Section 8.2(b), (c) the date of indefeasible prepayment in full by Borrower of the Loans and the cancellation and return (or stand-by guarantee) of all Letters of Credit or the cash collateralization of all Letter of Credit Obligations pursuant to Annex B, and the permanent reduction of the Revolving Loan Commitment to zero dollars ($0)
(d) the "Termination Date" (as defined in Annex X to the Securitization Documents, occurs and the Securitization Facility is not simultaneously replaced or refinanced by another securitization facility extended by GE Capital or an Affiliate thereof, and (e) the date that the Securitization Facility is replaced or refinanced other than as a result of the occurrence of the Termination Date by a Person other than GE Capital or an Affiliate thereof.

                  "Compliance Certificate" has the meaning ascribed to it in Annex E.

                  "Concentration Account" has the meaning ascribed to it in Annex C.

                  "Consolidated Net Income" means, for any period, the Net Income of Holdings and its Consolidated Subsidiaries determined on a consolidated basis, but excluding any equity interests of Holdings or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

                  "Consolidated Subsidiary" means, at any date, any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of Holdings in its consolidated financial statements as of such date.

                  "Control Letter" means a letter agreement between Agent and the securities intermediaries and futures commission merchants, as the case may be, in respect of each of the Covered Investment Accounts, whereby, among other things, the issuer, securities intermediary or futures commission merchant limits any security interest in the applicable financial assets in a manner reasonably satisfactory to Agent, acknowledges the Lien of Agent, on behalf of itself and Lenders, on such financial assets, and agrees to follow the instructions or entitlement orders of Agent without further consent by the affected Credit Party.

                  "Copyright License" means any and all rights now owned or hereafter acquired by any Credit Party under any written agreement granting any right to use any Copyright or Copyright registration.

                  "Copyrights" means all of the following now owned or hereafter adopted or acquired by any Credit Party: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

                  "Cotton Futures Accounts" means the cotton futures investment accounts listed on Disclosure Schedule (3.19).

                  "Covered Accounts" means all of the bank accounts maintained by any Credit Party, as more particularly described on Disclosure Schedule (3.19), each replacement bank account therefor, and any subsequent bank accounts opened and maintained by any Credit Party other than Excluded Accounts.

                  "Covered Investment Accounts" means all of the investment accounts, brokerage accounts and money market accounts maintained by any Credit Party, as more particularly described on Disclosure Schedule (3.19), each replacement investment account, brokerage account and money market account therefor, and any subsequent investment accounts, brokerage accounts and money market accounts opened and maintained by an Credit Party, other than the Cotton Futures Accounts, provided that the average monthly balance therein on an aggregate basis does not exceed $500,000.

                  "Credit Parties" means Borrower and AMGF.

                  "Current Assets" means, with respect to any Person, all current assets of such Person as of any date of determination calculated in accordance with GAAP.

                  "Current Liabilities" means, with respect to any Person, all liabilities that should, in accordance with GAAP, be classified as current liabilities, and in any event shall include all Indebtedness payable on demand or within one year from any date of determination without any option on the part of the obligor to extend or renew beyond such year, all accruals for federal or other taxes based on or measured by income and payable within such year, but excluding the aggregate outstanding principal balance of the Revolving Loan.

                  "Deactivation Event" means, subsequent to any Activation Event, any period of 90 consecutive days during which Excess Availability at all times exceeds $20,000,000 and at the end of such 90-day period no Default or Event of Default has occurred and is then continuing.

                  "Deactivation Notice" means a written notice from the Agent acknowledging the occurrence of a Deactivation Event and instructing the respective banks, financial institutions, securities intermediaries and futures commissions merchants at which any of the Covered Accounts or Covered Investment Accounts are then held, that such Persons may re-commence following instructions from the respective Credit Parties with respect to disposition of funds and other amounts held or evidenced by such accounts, which deactivation notice shall be delivered promptly upon the occurrence of a Deactivation Event.

                  "Default" means any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

                  "Default Rate" has the meaning ascribed to it in Section
1.5(d).

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Credit Party.

                  "Disbursement Accounts" has the meaning ascribed to it in Annex C.

                  "Disclosure Schedules" means the Schedules prepared by Borrower and denominated as Disclosure Schedules (3.1) through (6.7) in the Index to the Agreement.

                  "Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.

                  "Dollars" or "$" means lawful currency of the United States of America.

                  "EBITDA" means for any period, for Holdings and its Consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, and calculated for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters, Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt) plus (ii) income taxes plus (iii) depreciation plus (iv) amortization plus or minus, as the case may be, plus (v) LIFO Adjustments, plus (vi) the amount of any non-cash write-offs of obsolete or surplus equipment, spare parts or real property, facility restructuring charges or non-cash losses, minus (vii) non-cash gains, minus
(viii) extraordinary or non-operating cash gains outside the normal course of business or related to the sale of capital assets, to the extent the aggregate amount of such cash gains exceed the greater of $5,000,000 or fifteen percent (15%) of EBITDA before giving effect to this clause (viii).

                  "Eligible Accounts" has the meaning ascribed to it in Section 1.6.

                  "Eligible Inventory" has the meaning ascribed to it in Section 1.7.

                  "Environmental Laws" means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C.Sections 9601 et seq.) ("CERCLA"); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. Sections 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Sections 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. Sections 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. Sections 2601 et seq.); the Clean Air Act (42 U.S.C. Sections 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. Sections 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

                  "Environmental Liabilities" means, with respect to any Person, all liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

                  "Environmental Permits" means all permits, licenses, authorizations, certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

                  "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, forklifts, molds, dies, stamps and other equipment of every kind and nature, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto, but excluding all aircraft, Fixtures, motor vehicles and trailers covered by certificates of title.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulations promulgated thereunder.

                  "ERISA Affiliate" means, with respect to any Credit Party, any trade or business (whether or not incorporated) that, together with such Credit Party, are treated as a single employer within the meaning of Sections 414(b),
(c), (m) or (o) of the IRC.

                  "ERISA Event" means, with respect to any Credit Party or any ERISA Affiliate, (a) with respect to a Title IV Plan, any event described in
Section 4043(c) of ERISA for which notice to the PBGC has not been waived; (b) the withdrawal of any Credit Party or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Credit Party or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan in a distress termination described in Section 4041(c) of ERISA or the treatment of a plan amendment as a termination under Section 4041 of ERISA;
(e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) with respect to a Title IV Plan, the existence of an "accumulated funding deficiency" (as defined in Section 412 of the IRC or Section 302 of ERISA) whether or not waived, or the failure to make by its due date a required installment under Section 412(m) of the Code or the failure to make any required contribution to a Multiemployer Plan; (g) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to a Title IV Plan; (h) the making of any amendment to any Title IV Plan which could result in the imposition of a lien or the posting of a bond or other security; (i) with respect to a Title IV Plan an event described in Section 4062(e) of ERISA; (j) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (k) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; (l) the loss of a Qualified Plan's qualification or tax exempt status; or (m) the termination of a Plan described in Section 4064 of ERISA.

                  "Event of Default" has the meaning ascribed to it in Section 8.1.

                  "Excess Availability" means the sum of Borrowing Availability, Securitization Availability, the Availability Block and so long as no Activation Event has then occurred and is then continuing, an amount equal to unrestricted cash and cash equivalents of Borrower, not to exceed $2,500,000 in the aggregate.

                  "Excluded Accounts" means bank disbursement accounts of any Credit Party constituting (i) branch petty cash/imprest accounts, each with a balance of $25,000 or less at all times, (ii) payroll, workmen's compensation and employee benefits accounts, each with a balance not to exceed $25,000 in excess of the amounts to be disbursed thereunder at any time, (iii) a real estate trust account with a balance not to exceed $50,000 in excess of the amounts to be disbursed thereunder at any time, and (iv) a dividend account with a balance not to exceed $25,000 in excess of the amounts to be disbursed thereunder at any time.

                  "Fair Labor Standards Act" means the Fair Labor Standards Act, 29 U.S.C.Section 201 et seq.

                  "Federal Funds Rate" means, for any day, a floating rate equal to the weighted average of the rates on overnight Federal funds transactions among members of the Federal Reserve System, as determined by Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

                  "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

                  "Fees" means any and all fees payable to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

                  "Financial Covenants" means the financial covenants set forth in Annex G.

                  "Financial Statements" means the consolidated and consolidating income statements, statements of cash flows and balance sheets of Holdings delivered in accordance with Section 3.4 and Annex E.

                  "Fiscal Month" means any of the three accounting periods of four weeks or five weeks, as the case may be, of Holdings within each of its Fiscal Quarters.

                  "Fiscal Quarter" means any of the four accounting periods of 13 weeks or 14 weeks, as the case may be, of Holdings within each of its Fiscal Years.

                  "Fiscal Year" means any of the annual accounting periods of 52 or 53 weeks, as the case may be, of Holdings ending on the last Friday in August of each year.

                  "Fixed Charges" means, with respect to Holdings and its Consolidated Subsidiaries on a consolidated basis for any fiscal period, (a) the aggregate of all Net Interest Expense paid or accrued during such period, excluding, to the extent the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries, was excluded from the calculation of EBITDA, Net Interest Expense paid or accrued of such other Person prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries, plus (b) scheduled payments of principal with respect to Funded Debt during such period, excluding, to the extent the income (or deficit) of any other Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries, was excluded from the calculation of EBITDA, scheduled payments of principal of such other Person with respect to Funded Debt prior to the date it became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries, plus (c) prepayments of Funded Debt during such Fiscal Period (which shall not include amounts included in clause (b) above or payment made pursuant to a refinancing of any Funded Debt).

                  "Fixed Charge Coverage Ratio" means, with respect to Holdings and its Consolidated Subsidiaries on a consolidated basis, for any fiscal period, the ratio of, for such fiscal period, (i) EBITDA, minus Unfinanced Capital Expenditures, minus income taxes paid, minus, cash dividends paid, minus cash Stock repurchases, to (ii) Fixed Charges; provided, however, that, in calculating the foregoing ratio during the 2004 Fiscal Year: with respect to the period constituting the first Fiscal Quarter of 2004, dividends paid and Unfinanced Capital Expenditures during such Fiscal Quarter shall be multiplied by 4.00, with respect to the period constituting the first two Fiscal Quarters of 2004, dividends and Unfinanced Capital Expenditures during such Fiscal Quarters shall be multiplied by 2.00, and with respect to the period constituting the first three Fiscal Quarters of 2004, dividends and Unfinanced Capital Expenditures during such Fiscal Quarters shall be multiplied by 1.33.

                  "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.

                  "Funded Debt" means, with respect to any Person, without duplication, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrower, the Obligations and, without duplication, Guaranteed Indebtedness consisting of guaranties of Funded Debt of other Persons.

                  "GAAP" means generally accepted accounting principles in the United States of America consistently applied, as such term is further defined in Annex G to the Agreement.

                  "GE Capital" means General Electric Capital Corporation, a Delaware corporation.

                  "GE Capital Fee Letter" means that certain letter, dated as of the date hereof between GE Capital and Borrower with respect to certain Fees to be paid from time to time by Borrower to GE Capital.

                  "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including embedded software to the extent included in "goods" as defined in the Code and excluding, Fixtures, standing timber that is cut and removed for sale, unborn young of animals, crops grown, growing or to be grown and manufactured homes.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guaranteed Indebtedness" means as to any Person, any obligation of such Person guaranteeing or otherwise providing assurance of payment of any Indebtedness ("primary obligation") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) protect the beneficiary of such arrangement from loss (other than product warranties given in the ordinary course of business) or (e) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness, or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

                  "Guaranties" means, collectively, the Holdings Guaranty, each Subsidiary Guaranty and any other guaranty executed by any Guarantor in favor of Agent and Lenders in respect of the Obligations.

                  "Guarantors" means Holdings, AMGF and each other Person, if any, that executes a guaranty or other similar agreement in favor of Agent, for itself and the ratable benefit of Lenders, in connection with the transactions contemplated by the Agreement and the other Loan Documents.

                  "Hazardous Material" means any substance, material or waste that is regulated by, or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, or (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

                  "Holdings" means Avondale Incorporated, a Georgia corporation.

                  "Holdings Guaranty" means the guaranty of even date herewith executed by Holdings in favor of Agent on behalf of itself and Lenders.

                  "Holdings Pledge Agreement" means the Pledge Agreement of even date herewith executed by Holdings in favor of Agent, on behalf of itself and Lenders, pledging all Stock of Borrower held by Holdings.

                  "Indebtedness" means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred 6 months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are unsecured and not overdue by more than 6 months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers' acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and the present value (discounted at the Index Rate as in effect on the Closing Date) of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (i) the Obligations.

                  "Indemnified Liabilities" has the meaning ascribed to it in
Section 1.13.

                  "Indemnified Person" has the meaning ascribed to in Section 1.13.

                  "Index Rate" means, for any day, a floating rate equal to the higher of (i) the rate publicly quoted from time to time by The Wall Street Journal as the "prime rate" (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and
(ii) the Federal Funds Rate plus 50 basis points per annum. Each change in any interest rate provided for in the Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

                  "Index Rate Loan" means a Loan or portion thereof bearing interest by reference to the Index Rate.

                  "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Intellectual Property" means any and all Licenses, Patents, Copyrights, Trademarks, and the goodwill associated with such Trademarks.

                  "Intercompany Notes" has the meaning ascribed to it in Section 6.3.

                  "Interest Payment Date" means (a) as to any Index Rate Loan, the first Business Day of each month to occur while such Loan is outstanding, and (b) as to any LIBOR Loan, the last day of the applicable LIBOR Period; provided, that in the case of any LIBOR Period greater than three months in duration, interest shall be payable at three-month intervals and on the last day of such LIBOR Period; and provided further that, in addition to the foregoing, each of (x) the date upon which the Revolving Loan Commitment has been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest that has then accrued under the Agreement.

                  "Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Credit Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Credit Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

                  "IRC" means the Internal Revenue Code of 1986 and all regulations promulgated thereunder.

                  "IRS" means the Internal Revenue Service.

                  "L/C Issuer" has the meaning ascribed to it in Annex B.

                  "L/C Sublimit" has the meaning ascribed to it in Annex B.

                  "Lenders" means GE Capital, the other Lenders named on the signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender.

                  "Letter of Credit Fee" has the meaning ascribed to it in Annex B.

                  "Letter of Credit Obligations" means all outstanding obligations incurred by Agent and Lenders at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by Agent or another L/C Issuer or the purchase of a participation as set forth in Annex B with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable at such time or at any time thereafter by Agent or Lenders thereupon or pursuant thereto.

                  "Letters of Credit" means documentary or standby letters of credit issued for the account of Borrower by any L/C Issuer, and bankers' acceptances issued by Borrower, for which Agent and Lenders have incurred Letter of Credit Obligations.

                  "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including rights to payment or performance under a letter of credit, whether or not such Credit Party, as beneficiary, has demanded or is entitled to demand payment or performance.

                  "LIBOR Business Day" means a Business Day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

                  "LIBOR Loan" means a Loan or any portion thereof bearing interest by reference to the LIBOR Rate.

                  "LIBOR Period" means, with respect to any LIBOR Loan, each period commencing on a LIBOR Business Day selected by Borrower pursuant to the Agreement and ending one, two or three months thereafter, as selected by Borrower's irrevocable notice to Agent as set forth in Section 1.5(e); provided, that the foregoing provision relating to LIBOR Periods is subject to the following:

                  (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

                  (b) any LIBOR Period that would otherwise extend beyond the Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

                  (c) any LIBOR Period that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

                  (d) Borrower shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Period for such Loan; and

                  (e) Borrower shall select LIBOR Periods so that there shall be no more than 6 separate LIBOR Loans in existence at any one time.

                  "LIBOR Rate" means for each LIBOR Period, a rate of interest determined by Agent equal to:

                  (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time), on the second full LIBOR Business Day next preceding the first day of such LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by

                  (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day that is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board that are required to be maintained by a member bank of the Federal Reserve System.

                  If such interest rates shall cease to be available from Telerate News Service (or its successor satisfactory to Agent), the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower.

                  "License" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Credit Party.

                  "Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

                  "LIFO Adjustments" means adjustments to cost of goods sold attributable to adjusting the carrying value of inventory under the last-in, first-out method of accounting.

                  "Litigation" has the meaning ascribed to it in Section 3.13.

                  "Loan Account" has the meaning ascribed to it in Section 1.12.

                  "Loan Documents" means the Agreement, the Notes, the Collateral Documents, the Master Documentary Agreement, the Master Standby Agreement, and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Agent or any Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Credit Party, or any employee of any Credit Party, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

                  "Loans" means the Revolving Loan.

                  "Lock Boxes" has the meaning ascribed to it in Annex C.

                  "Margin Stock" has the meaning ascribed to in Section 3.10.

                  "Master Documentary Agreement" means the Master Agreement for Documentary Letters of Credit dated as of the Closing Date between Borrower, as Applicant, and GE Capital, as Issuer.

                  "Master Standby Agreement" means the Master Agreement for Standby Letters of Credit dated as of the Closing Date among Borrower, as Applicant, and GE Capital, as issuer.

                  "Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations, prospects or financial or other condition of the Credit Parties considered as a whole, (b) Borrower's ability to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement, (c) the Collateral or Agent's Liens, on behalf of itself and Lenders, on the Collateral or the priority of such Liens, or (d) Agent's or any Lender's rights and remedies under the Agreement and the other Loan Documents. Without limiting the generality of the foregoing, during the existence of an Activation Event, any event or occurrence adverse to one or more Credit Parties which results or could reasonably be expected to result in losses, costs, damages, liabilities or expenditures in excess of $5,000,000 (exclusive of amounts subject to insurance coverage or otherwise subject to recovery from third parties and with respect to which (i) the applicable insurers or third parties have not denied or disputed coverage therefor, and (ii) Borrower has made a reasonable determination that such amounts are recoverable from its insurance carriers or such third parties) shall be deemed to constitute a Material Adverse Effect.

                  "Maximum Amount" means, as of any date of determination, an amount equal to the Revolving Loan Commitment of all Lenders as of that date.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Sections 3(37) or 4001(a)(3) of ERISA, and to which any Credit Party or ERISA Affiliate is making, is obligated to make or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

                  "Net Income" means, as applied to any Person, for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                  "Net Interest Expense" means, for any period, interest expense (including capitalized interest, to the extent capitalized interest exceeds $50,000 in any fiscal year, including interest, yield, discount or similar amounts paid under the Securitization Documents) in respect of Funded Debt, less interest income.

                  "Non-Funding Lender" has the meaning ascribed to it in Section 9.9(a)(ii).

                  "Note" has the meaning ascribed to it in Section 1.1(a)(ii).

                  "Notice of Conversion/Continuation" has the meaning ascribed to it in Section 1.5(e).

                  "Notice of Revolving Credit Advance" has the meaning ascribed to it in Section 1.1(a).

                  "Obligations" means all loans, advances, debts, liabilities and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Credit Party to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement, letter of credit agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against any Credit Party in bankruptcy, whether or not allowed in such case or proceeding), Fees, hedging obligations under swaps, caps and collar arrangements provided by any Lender, expenses, attorneys' fees and any other sum chargeable to any Credit Party under the Agreement or any of the other Loan Documents.

                  "Patent License" means rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right with respect to any invention on which a Patent is in existence.

                  "Patents" means all of the following in which any Credit Party now holds or hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "Pension Plan" means a Plan described in Section 3(2) of ERISA.

                  "Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges not yet due and payable or which are being contested in accordance with Section 5.2(b); (b) pledges or deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or other legislation (excluding Liens under ERISA); (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business; (d) Charges consisting of landlords', mechanics', materialmen's, repairmen's and other like Liens imposed by law, solely to the extent such Charges are permitted to remain outstanding in accordance with the provisions of Section 5.2, and provided that any Inventory with respect to which any such Charge attaches has been excluded from the Borrowing Base; (e) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (f) any attachment or judgment Lien not constituting an Event of Default under Section 8.1(j); (g) zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Estate; (h) presently existing or hereafter created Liens in favor of Agent, on behalf of Lenders; and (i) Liens expressly permitted under Section 6.7 of the Agreement.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

                  "Plan" means, at any time, an "employee benefit plan", as defined in Section 3(3) of ERISA, that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to or has maintained, contributed to or had an obligation to contribute to at any time within the past 7 years on behalf of participants who are or were employed by any Credit Party or ERISA Affiliate.

                  "Pledge Agreements" means, collectively, the Holdings Pledge Agreement, the Avondale Pledge Agreement and any pledge agreements entered into after the Closing Date by any Credit Party (as required by the Agreement or any other Loan Document).

                  "Prior Lenders" means the lenders parties to that certain Third Amended and Restated Credit Agreement dated as of March 28, 2003 among said lenders, Wachovia Bank, National Association, as agent for said lenders, and Borrower, as borrower.

                  "Prior Lender Obligations" means the obligations of any Credit Party under that certain Third Amended and Restated Credit Agreement dated as of March 28, 2003 among said lenders, Wachovia Bank, National Association, as agent for said lenders, and Borrower, as borrower, or any of the other documents executed pursuant thereto.

                  "Proceeds" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Credit Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any recoveries by any Credit Party against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (d) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to investment property and pledged Stock, and (e) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

                  "Pro Rata Share" means with respect to all matters relating to any Lender, (a) with respect to the Revolving Loan, the percentage obtained by dividing (i) the Revolving Loan Commitment of that Lender by (ii) the aggregate Revolving Loan Commitment of all Lenders, and (b) with respect to all Loans on and after the Commitment Termination Date, the percentage obtained by dividing
(i) the aggregate outstanding principal balance of the Loans held by that Lender, by (ii) the outstanding principal balance of the Loans held by all Lenders.

                  "Qualified Plan" means a Pension Plan that is intended to be tax-qualified under Section 401(a) of the IRC.

                  "Qualified Assignee" means (a) any Lender, any Affiliate of any Lender and, with respect to any Lender that is an investment fund that invests in commercial loans, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor, and (b) any commercial bank, savings and loan association or savings bank or any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which has a rating of A or higher from S&P and a rating of A2 or higher from Moody's at the date that it becomes a Lender and which, through its applicable lending office, is capable of lending to Borrower without the imposition of any withholding or similar taxes; provided that no Person proposed to become a Lender after the Closing Date and determined by Agent to be acting in the capacity of a vulture fund or distressed debt purchaser shall be a Qualified Assignee, and no Person or Affiliate of such Person proposed to become a Lender after the Closing Date and that holds Subordinated Debt or Stock issued by any Credit Party shall be a Qualified Assignee.

                  "Real Estate" has the meaning ascribed to it in Section 3.6.

                  "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is either (i) mandatorily redeemable (by the sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                  "Refinancing" means the repayment in full by Borrower of the Prior Lender Obligations on the Closing Date.

                  "Related Transactions" means the initial borrowing under the Revolving Loan on the Closing Date, the Refinancing, the payment of all fees, costs and expenses associated with all of the foregoing and the execution and delivery of all of the Related Transactions Documents.

                  "Related Transactions Documents" means the Loan Documents and all other agreements or instruments executed in connection with the Related Transactions.

                  "Release" means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

                  "Requisite Lenders" means Lenders having (a) more than 66 2/3% of the Revolving Loan Commitment of all Lenders, or (b) if the Revolving Loan Commitment has been terminated, more than 66 2/3% of the aggregate outstanding amount of all Loans.

                  "Reserves" means with respect to the Borrowing Base of Borrower, (a) reserves established by Agent from time to time against Eligible Inventory pursuant to Section 5.9, (b) reserves established pursuant to Section 5.4(b), and (c) such other reserves against Eligible Inventory or Borrowing Availability of Borrower that Agent may, in accordance with its customary credit and collateral policies, establish from time to time.

                  "Restricted Payment" means, with respect to any Credit Party
(a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Stock; (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Credit Party's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Credit Party now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Credit Party's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Credit Party other than payment of compensation in the ordinary course of business to Stockholders who are employees of such

Credit Party; and (g) any payment of management fees (or other fees of a similar nature) by such Credit Party to any Stockholder of such Credit Party or its Affiliates.

                  "Retiree Welfare Plan" means, at any time, a welfare plan (within the meaning of Section 3(1) of ERISA) that provides for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC or other similar state law and at the sole expense of the participant or the beneficiary of the participant.

                  "Revolving Credit Advance" has the meaning ascribed to it in
Section 1.1(a)(i).

                  "Revolving Loan" means, at any time, the sum of (i) the aggregate amount of Revolving Credit Advances outstanding to Borrower plus (ii) the aggregate Letter of Credit Obligations incurred on behalf of Borrower. Unless the context otherwise requires, references to the outstanding principal balance of the Revolving Loan shall include the outstanding balance of Letter of Credit Obligations.

                  "Revolving Loan Commitment" means (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be Forty Million Dollars ($40,000,000.00) on the Closing Date, as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

                  "Securitization Availability" means "Availability" (as defined in Annex X to the Securitization Documents.

                  "Securitization Documents" means collectively, (i) that certain Sale and Contribution Agreement dated as of August 30, 2002 among Borrower, Holdings and Avondale Funding, as amended, and (ii) that certain Receivables Purchase and Servicing Agreement dated as of August 30, 2002 among Avondale Funding, Redwood Receivables Corporation, General Electric Capital Corporation and Borrower, as amended.

                  "Securitization Facility" means the receivables securitization facility evidenced by the Securitization Documents.

                  "Security Agreement" means the Security Agreement of even date herewith entered into by and among Agent, on behalf of itself and Lenders, and each Credit Party that is a signatory thereto.

                  "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

                  "Stock" means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

                  "Stockholder" means, with respect to any Person, each holder of Stock of such Person, together with any family trusts and partnerships established by such holder to hold such Stock, and such holder's estate and family members.

                  "Subordinated Debt" means the Subordinated Notes and any other Indebtedness of any Credit Party subordinated to the Obligations in a manner and form satisfactory to Agent and Lenders in their sole discretion, as to right and time of payment and as to any other rights and remedies thereunder.

                  "Subordinated Notes" means those certain 10.25% Senior Subordinated Notes due 2013 issued by Borrower in an aggregate original principal amount of $150,000,000.

                  "Subsidiary" means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of Borrower.

                  "Subsidiary Guaranty" means the Subsidiary Guaranty of even date herewith executed by AMGF in favor of Agent, on behalf of itself and Lenders.

                  "Taxes" means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, imposed with respect to any payments of the Obligations or any of the Loan Documents, excluding taxes imposed on or measured by the net income of Agent or a Lender by the jurisdictions under the laws of which Agent and Lenders are organized or conduct business or any political subdivision thereof.

                  "Termination Date" means the date on which (a) the Loans have been indefeasibly repaid in full, (b) all other Obligations under the Agreement and the other Loan Documents have been completely discharged (c) all Letter of Credit Obligations have been cash collateralized, cancelled or backed by standby letters of credit in accordance with Annex B, and (d) Borrower shall not have any further right to borrow any monies under the Agreement.

                  "Title IV Plan" means a Pension Plan (other than a Multiemployer Plan), that is subject to Title IV of ERISA or Section 412 of the IRC, and that any Credit Party or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                  "Trademark License" means rights under any written agreement now owned or hereafter acquired by any Credit Party granting any right to use any Trademark.

                  "Trademarks" means all of the following now owned or hereafter existing or adopted or acquired by any Credit Party: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

                  "Unfinanced Capital Expenditures" means the portion of Capital Expenditures not paid for through third-party financing or third-party Capital Leases.

                  "Unfunded Pension Liability" means, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of five (5) years following a transaction which might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Credit Party or any ERISA Affiliate as a result of such transaction.

                  "Working Capital" means at any time, Borrower's Current Assets less Current Liabilities at such time.

                  Rules of construction with respect to accounting terms used in the Agreement or the other Loan Documents shall be as set forth in Annex G. All other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the Code, the definition contained in Article or Division 9 shall control. Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or clause refer to such Section, subsection or clause as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

                  Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Credit Party, such words are intended to signify that such Credit Party has actual knowledge or awareness of a particular fact or circumstance or that such Credit Party, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                              ANNEX B (SECTION 1.2)
                                       TO
                                CREDIT AGREEMENT

                                LETTERS OF CREDIT

                  (a) Issuance. Subject to the terms and conditions of the Agreement, Agent and Lenders agree to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower and for Borrower's account, Letter of Credit Obligations by causing Letters of Credit to be issued by GE Capital or a Subsidiary thereof or a bank or other legally authorized Person selected by or acceptable to Agent in its sole discretion (each, an "L/C Issuer") for Borrower's account and guaranteed by Agent; provided, that if the L/C Issuer is a Lender, then such Letters of Credit shall not be guaranteed by Agent but rather each Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in paragraph (b)(ii) below. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the least of (i) Ten Million Dollars ($10,000,000.00) (the "L/C Sublimit") and (ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Credit Advances, and (iii) the Borrowing Base less the aggregate outstanding principal balance of the Revolving Credit Advances. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof (other than customary evergreen provisions for additional periods of up to one year), unless otherwise determined by the Agent, in its sole discretion, and neither Agent nor Lenders shall be under any obligation to incur Letter of Credit Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date that is later than the Commitment Termination Date.

                  (b)      (i)      Advances Automatic; Participations. In the
event that Agent or any Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance under Section 1.1(a) of the Agreement regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding Borrower's failure to satisfy the conditions precedent set forth in Section 2, and each Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any Lender to make available to Agent for Agent's own account its Pro Rata Share of any such Revolving Credit Advance or payment by Agent under or in respect of a Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Lender shall be responsible for the failure of any other Lender to make available such other Lender's Pro Rata Share of any such payment.

                           (ii)     If it shall be illegal or unlawful for
Borrower to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in Sections 8.1(h) or (i) or otherwise or if it shall be illegal or unlawful for any Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Lender, then (A) immediately and without further action whatsoever, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Lender's Pro Rata Share (based on the Revolving Loan Commitment) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Lender's Pro Rata Share (based on the Revolving Loan Commitment) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance. Each Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.

                  (c)      Cash Collateral.

                           (i)      If Borrower is required to provide cash
collateral for any Letter of Credit Obligations pursuant to the Agreement, including Section 8.2 of the Agreement, prior to the Commitment Termination Date, Borrower will pay to Agent for the ratable benefit of itself and Lenders cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount equal to 102% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained at a bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of Borrower and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent. Borrower hereby pledges and grants to Agent, on behalf of itself and Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex B, shall constitute a security agreement under applicable law.

                           (ii)     If any Letter of Credit Obligations, whether
or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower shall either (A) provide cash collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver a stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days) as, and in an amount equal to 102% of, the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are reasonably satisfactory to Agent.

                           (iii)    From time to time after funds are deposited
in the Cash Collateral Account by Borrower, whether before or after the Commitment Termination Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, and in such order as Agent may elect, as shall be or shall become due and payable by Borrower to Agent and Lenders with respect to such Letter of Credit Obligations of Borrower and, upon the satisfaction in full of all Letter of Credit Obligations of Borrower, to any other Obligations of Borrower then due and payable.

                           (iv)     Neither Borrower nor any Person claiming on
behalf of or through Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrower to Agent and Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations then due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrower or as otherwise required by law. Interest earned on deposits in the Cash Collateral Account shall be held as additional collateral.

                  (d) Fees and Expenses. Borrower agrees to pay to Agent for the benefit of Lenders, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (i) all customary out-of-pocket costs and expenses incurred by Agent or any Lender in issuing or arranging for the issuance of such Letter of Credit Obligations, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") in an amount equal to the Applicable L/C Margin from time to time in effect multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Agent for the benefit of the Lenders in arrears, on the first day of each month and on the Commitment Termination Date. In addition, Borrower shall pay to any L/C Issuer, on demand, such customary fees (including per annum fees) and other customary charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued, in accordance with the schedule for such fees, charges and expenses then in effect.

                  (e) Request for Incurrence of Letter of Credit Obligations. Borrower shall give Agent at least two (2) Business Days' prior written notice requesting the incurrence of any Letter of Credit Obligation. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the L/C Issuer) and a completed Application for Standby Letter of Credit, Application and Agreement for Documentary Letter of Credit or Application for Documentary Letter of Credit, as applicable, in the form of Exhibit B-1, B-2 or B-3 attached hereto. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower and approvals by Agent and the L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower, Agent and the L/C Issuer.

                  (f) Obligation Absolute. The obligation of Borrower to reimburse Agent and Lenders for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Lender to make payments to Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrower and Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:

                           (i) any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

                           (ii) the existence of any claim, setoff, defense or other right that Borrower or any of its Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

                           (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) payment by Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit or such guaranty;

                           (v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or

                           (vi) the fact that a Default or an Event of Default has occurred and is continuing.

                  (g)      Indemnification; Nature of Lenders' Duties.

                           (i)      In addition to amounts payable as elsewhere
provided in the Agreement, Borrower hereby agrees to pay and to protect, indemnify, and save harmless Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) that Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or
(B) the failure of Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of Agent or such Lender (as finally determined by a court of competent jurisdiction).

                           (ii)     As between Agent and any Lender and
Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries, of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, neither Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder or under the Agreement.

                           (iii)    Nothing contained herein shall be deemed to
limit or to expand any waivers, covenants or indemnities made by Borrower in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between Borrower and such L/C Issuer, including a Master Standby Agreement, an Application and Agreement for Documentary Letter of Credit or a Master Documentary Agreement entered into with Agent.

                              ANNEX C (SECTION 1.8)
                                       TO
                                CREDIT AGREEMENT

                             CASH MANAGEMENT SYSTEM

                  Borrower shall, and shall cause its Subsidiaries to, establish and maintain the Cash Management Systems described below:

                  (a) Except with respect to any Excluded Account, on or before 45 days following the Closing Date and until the Termination Date, Borrower shall (i) establish lock boxes ("Lock Boxes") or at Agent's discretion, blocked accounts ("Blocked Accounts") at one or more of the banks set forth in Disclosure Schedule (3.19), and shall request in writing and otherwise take such reasonable steps to ensure that all account debtors with respect to Accounts in which the Agent maintains a Lien forward payment directly to such Lock Boxes, and (ii) deposit and cause its Subsidiaries to deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral (whether or not otherwise delivered to a Lock Box) into one or more Blocked Accounts in Borrower's name or any such Subsidiary's name and at a bank identified in Disclosure Schedule (3.19) (each, a "Relationship Bank"); it being understood that as long as the Securitization Facility remains in effect, with respect to payments on Accounts from account debtors, the arrangements in effect under the Securitization Documents satisfy the requirements set forth in this sentence, and as it relates to such payments, in clause (c) below. On or before 45 days following the Closing Date, Borrower shall have established a concentration account in its name ("Concentration Account") at the bank or banks that shall be designated as the Concentration Account bank for Borrower in Disclosure Schedule (3.19) ("Concentration Account Bank"), which bank shall be reasonably satisfactory to Agent; it being understood that as long as the Securitization Facility remains in effect, the arrangements in effect under the Securitization Documents satisfy the requirements set forth in this sentence and as it relates to the Concentration Account Bank, in clause (c) below.

                  (b) Borrower may maintain, in its name, an account (each a "Disbursement Account" and collectively, the "Disbursement Accounts") at a bank reasonably acceptable to Agent into which Agent shall, from time to time, deposit proceeds of Revolving Credit Advances made to Borrower pursuant to
Section 1.1 for use by Borrower solely in accordance with the provisions of
Section 1.4.

                  (c) On or before 45 days following the Closing Date (or such later date as Agent shall consent to in writing), the Concentration Account Bank, each bank where a Disbursement Account which is not an Excluded Account is maintained and all other Relationship Banks (other than with respect to Excluded Accounts) shall have entered into tri-party blocked account agreements with Agent, for the benefit of itself and Lenders, and Borrower and Subsidiaries thereof, as applicable, in form and substance reasonably acceptable to

Agent, which shall become operative on or prior to 45 days following the Closing Date. Each such blocked account agreement shall provide, among other things, that (i) all items of payment deposited in such account and proceeds thereof deposited in the Concentration Account are held by such bank as agent or bailee-in-possession for Agent, on behalf of itself and Lenders, (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment, and (iii) from and after the applicable dates on which such tri-party blocked account agreements have been executed and delivered (A) with respect to banks at which a Blocked Account is maintained, such bank agrees, from and after the receipt of an Activation Notice, to forward immediately all amounts in each Blocked Account to the Concentration Account Bank and to commence the process of daily sweeps from such Blocked Account into the Concentration Account and (B) with respect to the Concentration Account Bank, such bank agrees from and after the receipt of an Activation Notice from Agent upon the occurrence of an Activation Event, to immediately forward all amounts received in the Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account. From and after the date Agent has delivered an Activation Notice to any bank with respect to any Blocked Account(s), Borrower shall not, or shall not cause or permit any Subsidiary thereof to, accumulate or maintain cash in Disbursement Accounts or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements. Upon the occurrence of a Deactivation Event (upon the written request of the Borrower), the Agent shall negotiate in good faith with the Borrower to send a Deactivation Notice and establish procedures for instructing each recipient of such Deactivation Notice to re-commence following instructions of the Borrower with respect to the particular account.

                  (d) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Disclosure Schedule (3.19) to add or replace a Relationship Bank, Lock Box or Blocked Account or to replace any Concentration Account or Disbursement Account; provided, that (i) Agent shall have consented in writing in advance to the opening of such account or Lock Box with the relevant bank and (ii) prior to the time of the opening of such account or Lock Box, Borrower or its Subsidiaries, as applicable, and such bank shall have executed and delivered to Agent a tri-party blocked account agreement, in form and substance reasonably satisfactory to Agent. Borrower shall close any of its Concentration Account, Disbursement Accounts, Lock Boxes or Blocked Accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within thirty (30) days following notice from Agent that the creditworthiness of any bank holding any such account or Lock Box is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within sixty (60) days following notice from Agent that the operating performance, funds transfer or availability procedures or performance with respect to accounts or Lock Boxes of the bank holding such accounts or Agent's liability under any tri-party blocked account agreement with such bank is no longer acceptable in Agent's reasonable judgment. With respect to any addition or replacement described above that is subject to the terms of the

Securitization Documents, as long as the Securitization Facility remains in effect, the Agent shall be deemed to have given its consent to any such addition or replacement effected in accordance with the terms of the Securitization Documents.

                  (e) The Lock Boxes, Blocked Accounts, Disbursement Accounts and the Concentration Account shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loans and all other Obligations, and in which Borrower and each Subsidiary thereof shall have granted a Lien to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement.

                  (f) Subject to the terms of the Intercreditor Agreement, all amounts deposited in the Collection Account shall be deemed received by Agent in accordance with Section 1.10 and shall be applied (and allocated) by Agent in accordance with Section 1.11. In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Collection Account.

                  (g) Borrower shall and shall cause its Affiliates, officers, employees, agents, directors or other Persons acting for or in concert with Borrower (each a "Related Person") to (i) hold in trust for Agent, for the benefit of itself and Lenders, all checks, cash and other items of payment received by Borrower or any such Related Person that represents proceeds of Collateral, and (ii) within one (1) Business Day after receipt by Borrower or any such Related Person of any checks, cash or other items of payment, deposit the same into a Blocked Account. Borrower on behalf of itself and each Related Person acknowledges and agrees that all cash, checks or other items of payment constituting proceeds of Collateral are part of the Collateral. All proceeds of the sale or other disposition of any Collateral, shall be deposited directly into Blocked Accounts.

                            ANNEX D (SECTION 2.1(a))
                                       TO
                                CREDIT AGREEMENT

                                CLOSING CHECKLIST

                                    Attached.

                            ANNEX E (SECTION 4.1(a))
                                       TO
                                CREDIT AGREEMENT

                FINANCIAL STATEMENTS AND PROJECTIONS -- REPORTING

                  Borrower shall deliver or cause to be delivered to Agent or to Agent and Lenders, as indicated, the following:

                  (a) Monthly Financials. To Agent and Lenders, within thirty (30) days after the end of each Fiscal Month (other than the third Fiscal Month in each Fiscal Quarter), financial information regarding Holdings and its Subsidiaries, certified by the Chief Financial Officer of Borrower, consisting of consolidated and consolidating (i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month; and
(ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments). Such financial information shall be accompanied by the certification of the Chief Financial Officer of Borrower that (i) such financial information presents fairly in all material respects in accordance with GAAP (except for the absence of notes thereto and subject to normal year-end adjustments) the financial position and results of operations of Borrower and its Subsidiaries, on a consolidated and consolidating basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

                  (b) Quarterly Financials. To Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter), consolidated and consolidating financial information regarding Holdings and its Subsidiaries, certified by the Chief Financial Officer of Borrower, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (ii) unaudited statements of income and cash flows for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (except for the absence of notes thereto and subject to normal year-end adjustments). Such financial information shall be accompanied by (A) a statement in reasonable detail (each, a "Compliance Certificate" showing the calculations used in determining compliance with each of the Financial Covenants during any Fiscal Quarter in which such Financial Covenants are being measured and (B) the certification of the Chief Financial Officer of Borrower that (i) such financial information presents fairly in all material respects in accordance with GAAP (except for the absence of notes thereto and subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Quarter and for that portion of the Fiscal Year then ended, (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default. In addition, Borrower shall deliver to Agent and Lenders, within forty-five (45) days after the end of each Fiscal Quarter, a management discussion and analysis that includes a comparison to budget for that Fiscal Quarter and a comparison of performance for that Fiscal Quarter to the corresponding period in the prior year.

                  (c) Budget. To Agent and Lenders, as soon as available, but not later than (i) thirty (30) days after the end of each Fiscal Year, a preliminary Budget for the next Fiscal Year, and (ii) not later than ninety (90) days after the end of each Fiscal Year, the final Budget for the next Fiscal Year, as approved by the Board of Directors of Holdings.

                  (d) Annual Audited Financials. To Agent and Lenders, within ninety (90) days after the end of each Fiscal Year, audited Financial Statements for Holdings and its Subsidiaries on a consolidated and (unaudited) consolidating basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification, by Crisp Hughes Evans LLP (or its successor) or another independent certified public accounting firm acceptable to Agent. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred with respect to the Financial Covenants (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters, and (iv) the certification of the Chief Executive Officer or Chief Financial Officer of Borrower that all such Financial Statements present fairly in all material respects in accordance with GAAP the financial position, results of operations and statements of cash flows of Holdings and its Subsidiaries on a consolidated and consolidating basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

                  (e)      Management Letters. To Agent and Lenders, within five
(5) Business Days after receipt thereof by any Credit Party, copies of all management letters, exception reports or similar letters or reports received by the audit committee of such Credit Party or Holdings from its independent certified public accountants.

                  (f) Default Notices. To Agent and Lenders, as soon as practicable, and in any event within five (5) Business Days after an executive officer of Borrower has actual knowledge of the existence of any Default, Event of Default or other event that has had a Material Adverse

Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.

                  (g) SEC Filings and Press Releases. To Agent and Lenders, promptly upon their becoming available, copies of: (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Credit Party to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Credit Party to the public concerning material changes or developments in the business of any such Person.

                  (h) Subordinated Debt and Equity Notices. To Agent, as soon as practicable, copies of all material written notices given or received by any Credit Party with respect to any Subordinated Debt or Stock of such Person, and, within two (2) Business Days after any Credit Party obtains knowledge of any matured or unmatured event of default with respect to any Subordinated Debt, notice of such event of default.

                  (i) Supplemental Schedules. To Agent, supplemental disclosures, if any, required by Section 5.6.

                  (j) Litigation. To Agent in writing, promptly upon learning thereof, notice of any Litigation commenced or threatened against any Credit Party that (i) seeks damages in an amount that would be reasonably likely to cause a Material Adverse Effect, (ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets or against any Credit Party or ERISA Affiliate in connection with any Plan, (iv) alleges criminal misconduct by any Credit Party, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities or (vi) involves any product recall.

                  (k) Insurance Notices. To Agent, disclosure of losses or casualties required by Section 5.4.

                  (l) Lease Default Notices. To Agent, (i) within five (5) Business Days after receipt thereof, copies of any and all default notices received under or with respect to any leased location or public warehouse where Collateral is located, other than Collateral not having a book value in excess of $500,000 in the aggregate, (ii) during the continuation of an Activation Event, monthly within three (3) Business Days after payment thereof, evidence of payment of lease or rental payments as to each leased or rented location at which Inventory is located and for which a landlord or bailee waiver has not been obtained, other than any such Inventory having a book value of $500,000 or less in the aggregate, and (iii) such other notices or documents as Agent may reasonably request.

                  (m) Hedging Agreements. During the continuation of any Activation Event, to Agent on a monthly basis not later than the fifteenth day of each calendar month, a report describing all material interest rate, commodity or currency hedging agreements or amendments thereto entered into during the preceding calendar month.

                  (n) Other Documents. To Agent and Lenders, such other financial and other information respecting any Credit Party's business or financial condition as Agent or any Lender shall from time to time reasonably request.

                            ANNEX F (SECTION 4.1(b))
                                       TO
                                CREDIT AGREEMENT

                               COLLATERAL REPORTS

                  Borrower shall deliver or cause to be delivered the following:

                  (a) To Agent, not later than the fifteenth Business Day after the end of each Fiscal Month (together, upon Agent's request, with a copy of all or any part of the following reports requested by any Lender in writing after the Closing Date), the following: a Borrowing Base Certificate with respect to Borrower (including Eligible Inventory by type: raw materials, work in process and finished goods), in each case in such detail and accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                  (b) To Agent, at the time of delivery of each of the monthly Financial Statements delivered pursuant to Annex E:

                           (i) a reconciliation of the month-end Inventory reports of Borrower to such Borrower's general ledger and monthly Financial Statements delivered pursuant to such Annex E; and

                           (ii) month-end reports of the locations of all Inventory of Borrower by location and type (raw materials, work in process and finished goods) with a supporting perpetual Inventory report, in each case in such detail and accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

                  (c) Such other reports, statements and reconciliations with respect to the Borrowing Base or the Collateral or Obligations of any or all Credit Parties as Agent shall from time to time request in its reasonable discretion.

                             ANNEX G (SECTION 6.10)
                                       TO
                                CREDIT AGREEMENT

                               FINANCIAL COVENANTS

                  Borrower shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

                 (a) Minimum Fixed Charge Coverage Ratio. With respect to any Fiscal Quarter in which Excess Availability falls below $20,000,000 and average Excess Availability during the four calendar week period immediately preceding such date is $20,000,000 or less, Holdings and its Subsidiaries shall have on a consolidated basis, as of the end of the most recent calendar month, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than
1.0 to 1.0, with dividends paid and Capital Expenditures being multiplied by
4.00 for the first Fiscal Quarter of Fiscal Year 2004, 2.00 for the first two Fiscal Quarters of Fiscal Year 2004 and 1.33 for the first three Fiscal Quarters of Fiscal Year 2004.

                 (b) Minimum EBITDA. With respect to any Fiscal Quarter in which Excess Availability falls below $20,000,000 and average Excess Availability during the four calendar week period immediately preceding such date is $20,000,000 or less, Holdings and its Subsidiaries on a consolidated basis shall have, as of the end of the most recent calendar month, as set forth below, EBITDA for the 12-month period then ended of not less than the following:

                 $35,000,000 for the 1st Fiscal Quarter of Fiscal Year 2004; $35,000,000 for the 2nd Fiscal Quarter of Fiscal Year 2004; $35,000,000 for the 3rd Fiscal Quarter of Fiscal Year 2004; $35,000,000 for the 4th Fiscal Quarter of Fiscal Year 2004; $37,000,000 for the 1st Fiscal Quarter of Fiscal Year 2005; $39,000,000 for the 2nd Fiscal Quarter of Fiscal Year 2005; $42,000,000 for the 3rd Fiscal Quarter of Fiscal Year 2005; $45,000,000 for the 4th Fiscal Quarter of Fiscal Year 2005; $47,000,000 for the 1st Fiscal Quarter of Fiscal Year 2006; and $50,000,000 for each Fiscal Quarter ending thereafter.

                 (c) Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrower, Agent and Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's and its Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, however, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. "Accounting Changes" means (i) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (ii) changes in accounting principles concurred in by Borrower's certified public accountants; (iii) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (iv) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. If Agent, Borrower and Requisite Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Agent, Borrower and Requisite Lenders cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change. For purposes of Section 8.1, a breach of a Financial Covenant contained in this Annex G shall be deemed to have occurred as of any date of determination by Agent that such breach has in fact occurred or in the absence of such determination, as of the last day of any specified measurement period in which such breach has in fact occurred, regardless of when the Financial Statements reflecting such breach are delivered to Agent.

                  (d) Historical Financial Information. The parties acknowledge and agree that, for purposes of determining compliance with the foregoing financial covenants through Fiscal Year 2004, Net Interest Expense and EBITDA for the 2nd, 3rd and 4th Fiscal Quarters of Fiscal Year 2003, to the extent included in such determination, shall equal the following amounts:

                                      Net
                                 Interest Expense               EBITDA
2nd Quarter of Fiscal Year 2003    $5,268,000                 $15,910,000
3rd Quarter of Fiscal Year 2003    $5,006,000                 $17,992,000
4th Quarter of Fiscal Year 2003    $5,275,000                 $ 7,829,000

                            ANNEX H (SECTION 9.9(A))
                                       to
                                CREDIT AGREEMENT

                            WIRE TRANSFER INFORMATION

         Name:                      General Electric Capital Corporation
         Bank:                      DeutscheBank Trust Company Americas
                                    New York, New York
         ABA #:                     021001033
         Account #:                 50232854
         Account Name:              GECC/CAF Depository
         Reference:                 CFN 5336

                             ANNEX I (SECTION 11.10)
                                       TO
                                CREDIT AGREEMENT

                                NOTICE ADDRESSES

(A)      If to Agent or GE Capital, at

         General Electric Capital Corporation
         1100 Abernathy Road, Suite 900
         Atlanta, Georgia 30328
         Attention: Avondale Mills, Inc. Account Manager
         Telecopier No.: (678) 320-8902
         Telephone No.: (678) 320-8900

         with copies to:

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, Connecticut 06927-5100
         Attention: Corporate Counsel - Commercial Finance
         Telecopier No.: (203) 316-7889
         Telephone No.: (203) 316-7552

(B)      If to Borrower, at

         Avondale Mills, Inc.
         506 South Broad Street
         P.O. Box 1109
         Monroe, Ga 30655
         Attn: Jack R. Altherr, Jr.
         Telecopier No.: (770) 267-2543
         Telephone No.: (770) 267-2226

         With copies to:

         Avondale Mills, Inc.
         Attention: Susan Johnson
         133 Marshall Street
         Graniteville, SC 29829

         and

         King & Spalding LLP
         191 Peachtree Street
         Atlanta, Georgia 30303
         Attention: Albert H. Conrad

         Telecopier No.:  (404) 472-5149

         ANNEX J (FROM ANNEX A - REVOLVING LOAN COMMITMENT DEFINITION)
                                       to
                                CREDIT AGREEMENT

                                                          Lender(s)
Revolving Loan Commitment $40,000,000      General Electric Capital Corporation

                                EXHIBIT 1.1(a)(i)

                       NOTICE OF REVOLVING CREDIT ADVANCE

General Electric Capital Corporation
1100 Abernathy Road, Suite 900
Atlanta, Georgia 30328
Attention: Avondale Mills, Inc. Account Manager
Telecopier No.: 678-320-8902
Telephone No.: 678-320-8900

                  Re: Credit Agreement dated as of November 7, 2003 ("Credit Agreement") between Avondale Mills, Inc. (the "Borrower"), as borrower, the Credit Parties party thereto, the financial institutions from time to time parties thereto as Lenders and General Electric Capital Corporation, as agent for the Lenders (the "Agent").

Ladies and Gentlemen:

                  Pursuant to Section 1.1(a)(i) of the Credit Agreement, the undersigned hereby requests that the following Revolving Credit Advance be made under the Credit Agreement:

Principal Amount of Revolving Credit
Advance pursuant to Section 1.1(a)(i):            $_____________________________

Excess Availability after giving effect to
the requested Credit Advance:                     $_____________________________

Business Date on which
the Revolving Credit Advance is to be made:       ______________________________

Method of Funding:            Wire Transfer  _________

Interest Rate:                LIBOR Rate     _________   Index Rate  _________

The Borrower hereby represents and warrants to the Agent as of the date hereof and as of the date of the requested Revolving Credit Advance that, except to the extent that a representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement, the representations and warranties contained in Section 3 of the Credit Agreement and in each other Loan Document are correct and will remain true and correct after giving effect to the requested Revolving Credit Advance and the application of the proceeds therefrom and that no Default or Event of Default has occurred and is continuing, or would result from the making of the requested Revolving Loan or the application of proceeds therefrom.

                  Capitalized terms used herein without definition have the meaning given to them in the Credit Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Notice of Revolving Credit Advance to be executed by its duly authorized officer this _____ day of ____________ 200_.

                                        AVONDALE MILLS, INC., as Borrower

                                        By:____________________________________
                                        Title:_________________________________

                               EXHIBIT 1.1(a)(ii)
                                       to
                                CREDIT AGREEMENT

                                  FORM OF NOTE

                                                                Atlanta, Georgia

$40,000,000                                                     November 7, 2003

                  FOR VALUE RECEIVED, the undersigned, AVONDALE MILLS, INC., an Alabama corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders ("Agent"), at its address at 1100 Abernathy Road, Suite 900, Atlanta, GA 30328, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of FORTY MILLION DOLLARS AND NO/100 CENTS ($40,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the "Credit Agreement" (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

                  This Note is one of the Notes issued pursuant to that certain Credit Agreement dated as of November 7, 2003 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

                  The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of any Event of Default, this Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Time is of the essence of this Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

                  Except as provided in the Credit Agreement, this Note may not be assigned by Lender to any Person.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                           AVONDALE MILLS, INC., as Borrower

                                           -------------------------------------
                                           By:
                                           Title:

                                 EXHIBIT 1.5(e)
                                       TO
                                CREDIT AGREEMENT

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                  Reference is made to that certain Credit Agreement dated as of November 7, 2003 by and among the undersigned ("Borrower"), the other Persons named therein as Credit Parties, General Electric Capital Corporation ("Agent") and the Lenders from time to time signatory thereto (including all annexes, exhibits or schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used herein without definition are so used as defined in the Credit Agreement.

                  Borrower hereby gives irrevocable notice, pursuant to Section 1.5(e) of the Credit Agreement, of its request to:

                  (a) on [ date ] convert $[________]of the aggregate outstanding principal amount of the [_______] Loan, bearing interest at the [________] Rate, into a(n) [________] Loan [and, in the case of a LIBOR Loan, having a LIBOR Period of [_____] month(s)];

                  [(b)     on [ date ] continue $[________]of the aggregate
outstanding principal amount of the [_______] Loan, bearing interest at the LIBOR Rate, as a LIBOR Loan having a LIBOR Period of [_____] month(s)].

                  Borrower hereby represents and warrants that all of the conditions contained in Section 2.2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto; and reaffirms continuance of Agent's Liens, on behalf of the Agent and Lenders, pursuant to the Collateral Documents.

                  IN WITNESS WHEREOF, Borrower has caused this Notice of Conversion/Continuation be executed and delivered by its duly authorized officer as of the date first set forth above.

                                           AVONDALE MILLS, INC., as Borrower

                                           By:__________________________________
                                           Title________________________________

                                 EXHIBIT 9.1(a)

                              ASSIGNMENT AGREEMENT

                  This Assignment Agreement (this "Agreement") is made as of ___________ __, ____ by and between __________________________________
("Assignor Lender") and ________________________ ("Assignee Lender") and acknowledged and consented to by GENERAL ELECTRIC CAPITAL CORPORATION, as agent ("Agent"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.

                                    RECITALS:

                  WHEREAS, Avondale Mills, Inc., an Alabama corporation (the "Borrower"), Agent, the Persons signatory thereto as Credit Parties, Assignor Lender and other Persons signatory thereto as Lenders have entered into that certain Credit Agreement dated as of November 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which Assignor Lender has agreed to make certain Revolving Loans to, and incur certain Letter of Credit Obligations for, Borrower;

                  WHEREAS, Assignor Lender desires to assign to Assignee Lender [all/a portion] of its interest in the Revolving Loans (as described below), the Letter of Credit Obligations and the Collateral and to delegate to Assignee Lender [all/a portion] of its Commitments and other duties with respect to such Revolving Loans, Letter of Credit Obligations and Collateral;

                  WHEREAS, Assignee Lender desires to become a Lender under the Credit Agreement and to accept such assignment and delegation from Assignor Lender; and

                  WHEREAS, Assignee Lender desires to appoint Agent to serve as agent for Assignee Lender under the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

1.       ASSIGNMENT, DELEGATION, AND ACCEPTANCE

         1.1. Assignment. Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), [all/such percentage] of Assignor Lender's right, title, and interest in [the Revolving Loan], [Letter of Credit Obligations], Loan Documents and Collateral as will result in Assignee Lender having as of the Effective Date (as hereinafter defined) a Pro Rata Share thereof, as follows:

        Assignee Lender's Loans      Principal Amount        Pro Rata Share
        -----------------------      ----------------        --------------
Revolving Loan                         $____________              ____%

         1.2 Delegation. Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender [all/a portion] of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to [100%/___%] of Assignor Lender's Revolving Loan Commitment (such percentage representing a commitment of $_________).

         1.3 Acceptance by Assignee Lender. By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

         1.4 Effective Date. Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of [the date of this Agreement] ("Effective Date") and upon payment of the Assigned Amount and the Assignment Fee (as each term is defined below). [Interest and Fees accrued prior to the Effective Date are for the account of Assignor Lender, and Interest and Fees accrued from and after the Effective Date are for the account of Assignee Lender.]

2.       INITIAL PAYMENT AND DELIVERY OF NOTES

         2.1 Payment of the Assigned Amount. Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, an amount equal to its Pro Rata Share of the then outstanding principal amount of the Revolving Loans as set forth above in
Section 1.1 [together with accrued interest, fees and other amounts as set forth on Schedule 2.1] (the "Assigned Amount").

         2.2 Payment of Assignment Fee. [Assignor Lender and/or Assignee Lender] will pay to Agent, for its own account in immediately available funds, not later than 12:00 noon (New York time) on the Effective Date, the assignment fee in the amount of $3,500 (the "Assignment Fee") as required pursuant to
Section 9.1(a) of the Credit Agreement.

         2.3 Execution and Delivery of Notes. Following payment of the Assigned Amount and the Assignment Fee, Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to Borrower and Agent will obtain from Borrower for delivery to [Assignor Lender and] Assignee Lender, new executed Notes evidencing Assignee Lender's [and Assignor Lender's respective] Pro Rata Share[s] in the Revolving Loans after giving effect to the assignment described in Section 1. Each new Note will be issued in the aggregate maximum principal amount of the [applicable] Commitment [of the Lender to whom such Note is issued] [or the Assignee Lender].

3.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         3.1 Assignee Lender's Representations, Warranties and Covenants. Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

                  (a) This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

                  (b) The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

                  (c) Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

                  (d) Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of each Credit Party, has conducted its own evaluation of the Revolving Loans and Letter of Credit Obligations, the Loan Documents and each Credit Party's creditworthiness, has made its decision to become a Lender to Borrower under the Credit Agreement independently and without reliance upon Assignor Lender or Agent, and will continue to do so;

                  (e) Assignee Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest in the Revolving Loans and Letter of Credit Obligations for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of Assignee Lender's property shall, subject to the terms of the Credit Agreement, be and remain within its control;

                  (f) No future assignment or participation granted by Assignee Lender pursuant to Section 9.1 of the Credit Agreement will require Assignor Lender, Agent, or Borrower to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

                  (g) Assignee Lender has no loans to, written or oral agreements with, or equity or other ownership interest in any Credit Party;

                  (h) Assignee Lender will not enter into any written or oral agreement with, or acquire any equity or other ownership interest in, any Credit Party without the prior written consent of Agent;

                  (i)      Assignee Lender is a Qualified Lender; and

                  (j) As of the Effective Date, Assignee Lender (i) is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof, (ii) is not subject to capital adequacy or similar requirements under Section 1.16(a) of the Credit Agreement, (iii) does not require the payment of any increased costs under Section 1.16(b) of the Credit Agreement, and (iv) is not unable to fund LIBOR Loans under Section 1.16(c) of the Credit Agreement, and Assignee Lender will indemnify Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or expenses that result from Assignee Lender's failure to fulfill its obligations under the terms of
Section 1.15(c) of the Credit Agreement or from any other inaccuracy in the foregoing.

         3.2 Assignor Lender's Representations, Warranties and Covenants. Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

                  (a) Assignor Lender is the legal and beneficial owner of the Assigned Amount;

                  (b) This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

                  (c) The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

                  (d) Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

                  (e) Assignor Lender is the legal and beneficial owner of the interests being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and

                  (f) This Assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

4.       LIMITATIONS OF LIABILITY

                  Neither Assignor Lender (except as provided in Section 3.2) nor Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Revolving Loans, Letter of Credit Obligations or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the Collateral, or
(e) the financial condition of any Credit Party or other obligor or the performance or observance by any Credit Party of its obligations under any of the Loan Documents. Neither Assignor Lender nor Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to Assignee Lender which has been provided to Assignor Lender or Agent by any Credit Party. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Agent any fiduciary relationship in respect of the Assignee Lender.

5.       FAILURE TO ENFORCE

                  No failure or delay on the part of Agent or Assignor Lender in the exercise of any power, right, or privilege hereunder or under any Loan Document will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

6.       NOTICES

                  Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

7.       AMENDMENTS AND WAIVERS

                  No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

8.       SEVERABILITY

                  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

9.       SECTION TITLES

                  Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10.      SUCCESSORS AND ASSIGNS

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.      APPLICABLE LAW

                  THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

12.      COUNTERPARTS

                  This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

                            [signature page follows]

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEE LENDER:                            ASSIGNOR LENDER:

By:    ____________________________         By:    _____________________________
Title: ____________________________         Title: _____________________________

Notice Address:                             Notice Address:

___________________________________         ___________________________________
___________________________________         ___________________________________
___________________________________         ___________________________________

ACKNOWLEDGED AND CONSENTED TO:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent

By:    _____________________________
Title: _____________________________

                                  SCHEDULE 2.1

Assignor Lender's Revolving Loans

Principal Amount

Revolving Loan                      $
                                     ----------------

Subtotal                            $
                                     ----------------

Accrued Interest                    $
                                     ----------------

Unused Line Fee                     $
                                     ----------------

Other + or -$                       $
                                     ----------------

Total                               $
                                     ================

All determined as of the Effective Date.

              APPLICATION FOR IRREVOCABLE STANDBY LETTER OF CREDIT
                    TO: GENERAL ELECTRIC CAPITAL CORPORATION

----------------------------
Date

----------------------------
L/C No.

      (Bank Use Only)
----------------------------

The undersigned Applicant hereby requests General Electric Capital Corporation ("GE Capital") to issue and transmit by:

 Teletransmission   Mail   Overnight Courier   Other, Explain __________________
_____
the Standby Letter of Credit (the "Credit") substantially as set forth below. In issuing the Credit, GE Capital is expressly authorized to make such changes from the terms herein below set forth as GE Capital, in its sole discretion, may deem advisable.

-----------------------------------------------------------------------------------------------------------
Applicant (Full Name and Address)             Advising Bank:  Wachovia Bank, National Association
                                                              401 Linden Street
Avondale Mills, Inc.                                          Winston-Salem, NC 27101
506 South Broad Street                                        Attention: Standby Letters of Credit
Monroe, Georgia 30655

-----------------------------------------------------------------------------------------------------------
Beneficiary (Full Name and Address)           Currency and Amount in Figures:
                                              Currency and Amount in Words:
                                              -------------------------------------------------------------
                                              Expiration Date
                                              -------------------------------------------------------------
                                              * SPECIAL INSTRUCTIONS

                                              Is EVERGREEN language required?    Yes     No
                                              If yes, what is the number of days notification required
                                              for customary non-renewal notice?
                                                Thirty days   Sixty Days   Ninety days   Other
-----------------------------------------------------------------------------------------------------------
Charges:  GE Capital's charges are for our account, all other charges are to be paid by beneficiary.
-----------------------------------------------------------------------------------------------------------

Credit to be available to payment against Beneficiary's draft(s) at sight drawn on GE Capital or its correspondent at GE Capital's option accompanied by the following documents:

  Statement, purportedly signed by the Beneficiary, reading as follows (please state below exact wording to appear on the statement):

  Other Documents

  Special Conditions

  Issue substantially in form of attached specimen. (Specimen must also be signed by applicant)

--------------------------------------------------------------------------------
Complete only when the Beneficiary (Foreign Bank, or other Financial Institution) is to issue its undertaking based on this Credit.

         Request Beneficiary to issue and deliver their (specify the type of undertaking) ______________________________________ in favor of
         ______________________________________ for an amount not exceeding the amount specified above, effective immediately relative to (specify contract number or other pertinent reference) _________________________ ___________________________________________________ to expire on
         ______________________________________. (This date must be at least 15 days prior to the expiry date indicated above). It is understood that if the Credit is issued in favor of any bank or other financial or commercial entity which has issued or is to issue an undertaking on behalf of Applicant of the Credit in connection with the Credit, Applicant hereby agrees to remain liable under the Master
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Agreement and this Application in respect of the Credit (even after its expiry date) until GE Capital is released by such bank or entity.
--------------------------------------------------------------------------------
The undersigned Applicant affirms that it has fully read and agrees to this Application. IN CONSIDERATION OF GE CAPITAL'S ISSUANCE OF THE CREDIT, APPLICANT AGREES TO BE BOUND BY THE MASTER AGREEMENT FOR STANDBY LETTERS OF CREDIT BETWEEN APPLICANT AND GE CAPITAL (THE "MASTER AGREEMENT"), THE TERMS OF WHICH ARE INCORPORATED BY REFERENCE. All actions to be taken by GE Capital hereunder or in connection with any Credit may be taken by Wachovia Bank, National Association or another bank designated by GE Capital as GE Capital's agent.

            Avondale Mills, Inc.
           506 South Broad Street
            Monroe, Georgia 30655

--------------------------------------------
            Authorized Signature

Customer Contact
--------------------------------------------------------------------------------

                               GE CAPITAL USE ONLY
   (NOTE: Application will NOT be processed if this section is not complete.)

Approved:________________   City:_________________  Date:_______________________
                            Telephone:____________
---------------------------
   (Print name and title)

[GE CAPITAL LOGO]                                                  GE CAPITAL
                                                FOR DOCUMENTARY LETTER OF CREDIT

                                                             REVISED: 10/01/2002

Dear Sir/Madam:

The undersigned hereby requests General Electric Capital Corporation ("GE CAPITAL") to arrange for GE Capital Trade Services, Ltd. (the "Issuer"), to open (as the undersigned's agent) the irrevocable Letter of Credit.

--------------------------------------------------------------------------------------------------------------
APPLICANT:                                     BENEFICIARY: (FULL NAME AND ADDRESS)

Avondale Mills, Inc.
506 South Broad Street
Monroe, Georgia 30655

--------------------------------------------------------------------------------------------------------------
UP TO AN AGGREGATE CURRENCY  AMOUNT OF:        AVAILABLE BY DRAFTS AT  ____________   DRAWN AT THE ISSUER'S
                                               OPTION, ON THE ISSUER OR IT'S CORRESPONDENT FOR ____________%
                                               OF INVOICE VALUE

CURRENCY:                                      PRESENTED NO LATER THAN__________________________________
                                                                      (Letter of Credit Expiration date)
--------------------------------------------------------------------------------------------------------------

EVIDENCING SHIPMENT OF________________________________________________________________________________________
                         (PLEASE MENTION COMMODITY ONLY, OMITTING DETAILS ON PRICE, GRADE, QUALITY, ETC.)

DOCUMENTS REQUIRED (INDICATE # ORIGINALS AND COPIES)
--------------------------------------------------------------------------------------------------------------
COMMERCIAL INVOICE:                            US SPECIAL CUSTOMS FORM #5515:

--------------------------------------------------------------------------------------------------------------
INSURANCE POLICY/CERTIFICATE/ADDRESS           PACKING LIST:
(Insurance to be effected by the undersigned
if "Insurance Policy/Certificate" is not       ---------------------------------------------------------------
completed:                                     CERTIFICATE OF ORIGIN:

                                               ---------------------------------------------------------------
                                               OTHER DOCUMENTS (USE A SEPARATE PAGE ("3") IF NEEDED NOTING
                                               HERE "SEE ATTACHED"):

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
SHIPPING DOCUMENTS/TERMS:
AIR WAY BILL CONSIGNED TO FIRST UNION NATIONAL BANK _____________
_______________________________________________

FULL SET CLEAN ON BOARD OCEAN BILLS OF LADING ISSUED OR ENDORSED TO THE ORDER OF FIRST UNION NATIONAL BANK
MARKED "FREIGHT ______ COLLECT ______ PREPAID LATEST SHIPPING DATE__________________________________________

NOTIFY PARTY:_______________________________________________________________________________________________

SHIPMENT FROM ____________________________________________  TO
______________________________________________________

PARTIAL SHIPMENTS ____ ARE _____ARE NOT PERMITTED. TRANSHIPMENTS     ______ ARE   ______  ARE NOT PERMITTED.

INDICATE SHIPPING TERMS: (FOB, C&F, CIF) ____________CONTAINER SHIPMENTS ______ ARE _____ ARE NOT PERMITTED
------------------------------------------------------------------------------------------------------------

-DOCUMENTS MUST BE PRESENTED FOR PAYMENT, ACCEPTANCE OR NEGOTIATION WITHIN _________DAYS AFTER THE DATE OF ISSUANCE OF THE BILL OF LADING OR OTHER SHIPPING DOCUMENTS (LATEST DATE OF PRESENTATION, 21 DAYS IF SILENT).

-Unless otherwise stated, all banking charges outside USA are for account of the Beneficiary

-The negotiating bank, if any, is to be authorized to forward all documents in one registered airmail.

-THE MASTER AGREEMENT FOR DOCUMENTARY LETTERS OF CREDIT DATED AS OF __________, 20___ BETWEEN APPLICANT AND GE CAPITAL IS INCORPORATED HEREIN BY REFERENCE.

===========================================================================================================
NAME OF APPLICANT:                       APPLICANT AUTHORIZED SIGNATURE AND TITLE:
Avondale Mills, Inc.
                                         DATE:
===========================================================================================================
GE CAPITAL UNIT AND REGION:              GE OFFICIAL SIGNATURE AND TITLE:
                                         DATE:

===========================================================================================================

OTHER DOCUMENTS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     INITIAL GE CAPITAL                INITIAL APPLICANT AUTHORIZED SIGNATURE
--------------------------------------------------------------------------------
























--------------------------------------------------------------------------------

                             DISCLOSURE SCHEDULE 3.1

         Avondale Mills, Inc. is a corporation incorporated under the laws of the State of Alabama. Avondale Mills Graniteville Fabrics, Inc. is a corporation incorporated under the laws of the State of Delaware.

                             DISCLOSURE SCHEDULE 3.2

                                                                               Location of Chief
Name of each Credit Party        State of     Organization   Organization     Executive Office and
        Party                 Incorporation       Type          Number         Books and Records            FEIN
        -----                 -------------       ----          ------         -----------------            ----
Avondale Mills, Inc.             Alabama       corporation        N/A        900 Avondale Ave.           63-0936782
                                                                             Sylacauga, AL 35150

                                                                             506 South Broad Street
                                                                             Monroe, Georgia 30655

Avondale Mills                   Delaware      corporation        N/A        133 Marshall St.            59-2739861
Graniteville Fabrics, Inc.                                                   Graniteville, SC 29829

                                                                             506 South Broad Street
                                                                             Monroe, Georgia 30655

Collateral locations: Avondale Mills, Inc.

Plant Name                City, State, County
----------                -------------------
Alex City(1)              Alexander City, AL
                          Tallapoosa

Eva Jane                  Sylacauga, AL
                          Talladega

Sylacauga                 Sylacauga, AL
Finishing                 Talladega

Bon Air(2)                Bon Air, AL
                          Talladega

Walhalla                  Walhalla, SC
                          Oconee

Catherine                 Sylacauga, AL
                          Talladega

Coosa(3)                  Rockford, AL
                          Coosa

Pell City                 Pell City, AL
                          St. Clair

----------------

(1) Equipment at this location is subject to a lien in favor of CIT.

(2) Plant has been closed. The remaining equipment is to be sold or relocated in the near future.

(3) Equipment at this location is subject to a lien in favor of CIT.

Plant Name                City, State, County
----------                -------------------
Tifton                    Tifton, GA
                          Tift

Burnsville                Burnsville, NC
                          Yancey

Walton                    Monroe, GA
                          Walton

Gregg Dyeing              Graniteville, SC
and Finishing             Aiken

Hickman                   Graniteville, SC
                          Aiken

Sibley Dyeing and         August, GA
Finishing                 Richmond

Swint                     Graniteville, SC
                          Aiken

Townsend                  Graniteville, SC
                          Aiken

Warren Dyeing             Graniteville, SC
                          Aiken

Woodhead                  Graniteville, SC
                          Aiken

Sylacauga Cotton          Sylacauga, AL
Warehouse                 Talladega

Vaucluse                  Graniteville, SC
                          Aiken

Supply Distribution       Sylacauga, AL
Center                    Talladega

Collateral locations: Avondale Mills Graniteville Fabrics, Inc.

Plant Name                City, State, County
----------                -------------------
Horse Creek               Graniteville, SC
                          Aiken

Sage Mill Warehouse       Graniteville, SC
                          Aiken

                           DISCLOSURE SCHEDULE 3.4(A)

See Attached.

                           DISCLOSURE SCHEDULE 3.4(B)

See Attached.

                             DISCLOSURE SCHEDULE 3.6

Real Property Locations: Avondale Mills, Inc.

                                                                 Owned/
Plant Name                City, State, County                    Leased
----------                -------------------                    ------
Alex City                 Alexander City, AL                     Owned
                          Tallapoosa

Eva Jane                  Sylacauga, AL                          Owned
                          Talladega

Sylacauga                 Sylacauga, AL                          Owned
Finishing                 Talladega

Bon Air(4)                Bon Air, AL                            Owned
                          Talladega

Walhalla                  Walhalla, SC                           Owned
                          Oconee

Catherine                 Sylacauga, AL                          Owned
                          Talladega

Coosa                     Rockford, AL                           Owned
                          Coosa

Pell City                 Pell City, AL                          Owned
                          St. Clair

Sanford(5)                Sanford, NC                            Owned
                          Lee

Tifton                    Tifton, GA                             Owned
                          Tift

Burnsville                Burnsville, NC                         Owned
                          Yancey

Walton                    Monroe, GA                             Owned
                          Walton

Gregg Dyeing              Graniteville, SC                       Owned
and Finishing             Aiken

Hickman                   Graniteville, SC                       Owned
                          Aiken

------------------

(4) Plant has been closed. The land/building(s) are for sale.

(5) Plant has been closed. The equipment has been sold or relocated and the land/building(s) are for sale.

                                                                 Owned/
Plant Name                City, State, County                    Leased
----------                -------------------                    ------
Sibley Dyeing and         August, GA                             Owned
Finishing                 Richmond

Swint                     Graniteville, SC                       Owned
                          Aiken

Townsend                  Graniteville, SC                       Owned
                          Aiken

Warren Dyeing             Graniteville, SC                       Owned
                          Aiken

Woodhead                  Graniteville, SC                       Owned
                          Aiken

Sylacauga Cotton          Sylacauga, AL                          Owned
Warehouse                 Talladega

Vaucluse                  Graniteville, SC                       Owned
                          Aiken

Supply Distribution       Sylacauga, AL                          Owned
Center                    Talladega

Real Property Locations: Avondale Mills Graniteville Fabrics, Inc.

                                                                 Owned/
Plant Name                City, State, County                    Leased
----------                -------------------                    ------
Horse Creek               Graniteville, SC                       Owned
                          Aiken

Sage Mill Warehouse       Graniteville, SC                       Leased
                          Aiken

                             DISCLOSURE SCHEDULE 3.7

         Neither of the Credit Parties is subject to any collective bargaining agreements. All plants and facilities are non-union. Additionally, other than non-material workers' compensation claims, Borrower is currently a defendant in one labor related lawsuit which is a retaliatory discharge action brought by a former employee; the Borrower does not deem this action to be material.

                             DISCLOSURE SCHEDULE 3.8

         Avondale Incorporated, a Georgia corporation, is the owner of 100% of the issued and outstanding Stock of Avondale Mills, Inc., an Alabama corporation ("Borrower"); Borrower is the owner of 100% of the issued and outstanding Stock of each of Avondale Mills Graniteville Fabrics, Inc., a Delaware corporation, and Avondale Funding, LLC, a Delaware limited liability company.

                            DISCLOSURE SCHEDULE 3.11

None.

                            DISCLOSURE SCHEDULE 3.12

- Avondale Mills, Inc. Associate Profit Sharing and Savings Plan (401-K and profit sharing)

- Phantom Stock Program adopted March 15, 1990 (deferred compensation plan for upper management)

                            DISCLOSURE SCHEDULE 3.13

         On January 13, 2000, a case was filed in the Circuit Court of Jefferson County, Alabama by Larry and Cynthia Locke and the owners of fourteen other residences in the Raintree subdivision of Lake Martin, against Russell Corporation, Alabama Power and the Borrower. The Court subsequently dismissed Alabama Power as a defendant in the case, based on their motion for summary judgment. The complaint alleges that the Borrower, among others, negligently and/or wantonly caused or permitted the discharge and disposal of sewage sludge and contaminants into the lake adjacent to the plaintiffs' property, which allegedly interfered with the plaintiffs' use of the property. As a result of these alleged actions, the plaintiffs claim that the value of their property has been diminished and that they suffered other damages. The complaint seeks compensatory and punitive damages in an undisclosed amount. After an initial series of actions, the case was stayed by the trial court pending resolution of an appeal in the case of Sullivan versus Russell Corporation, the Borrower and others ("Sullivan case"), which also involved the Raintree subdivision. On January 12, 2001, the Alabama Supreme Court issued a final order in the Sullivan case rendering that case in favor of the defendants. Subsequent to the Alabama Supreme Court's actions with regard to the Sullivan case, plaintiff's counsel, which includes attorneys who acted as co-plaintiff's counsel on the Sullivan case, presented arguments in a hearing before the trial judge on May 4, 2001 based on a narrow legal theory that the nuisance claimed in this action is sufficiently different from the Sullivan case, and therefore, that this case should be allowed to proceed in spite of the fact that the Sullivan case was ultimately decided in favor of the defendants. The trial court allowed the case to proceed to the discovery phase. On April 25, 2002, the trial court held a hearing on summary judgment motions and, on May 22, 2002, entered judgment as a matter of law in the Borrower's favor on all counts except the narrow legal theory involving public nuisance tort. A trial on this single count, scheduled to begin in October 2003, has been continued indefinitely based on a motion by the plaintiffs. The Court granted the continuance to allow additional time for summary judgment practice and the production of additional material information in the case. The Borrower intends to vigorously defend this case and believes that it has a number of defenses available to it. While the outcome of this case cannot be predicted with certainty, based upon currently available information, the Borrower does not believe that it will have a material adverse effect on the Borrower's financial condition or results of operations.

         The Borrower is also a party to other litigation incidental to its business from time to time. The Borrower is not currently a party to any litigation that management believes, if determined adversely to the Borrower, would have a material adverse effect on the Borrower.

                            DISCLOSURE SCHEDULE 3.15

None.

                            DISCLOSURE SCHEDULE 3.17

1. In 1987, the South Carolina Department of Health and Environmental Control ("DHEC") notified The Graniteville Company (the prior owner of assets sold to the Borrower; "Graniteville") that DHEC had discovered certain contamination in a pond near Graniteville, South Carolina and that Graniteville may be one of the responsible parties. In 1990 and 1991, Graniteville provided reports to DHEC summarizing its required study and investigation of the alleged pollution and its sources which concluded that pond sediments should be left undisturbed and that other remediation alternatives either provided no significant benefit or themselves involved adverse effects. Since that time, the Borrower has performed sedimentation sampling and analysis, reporting the results to DHEC. At the present time, the Borrower has been asked to perform no remedial work or further evaluative work at this site.

2. Graniteville owned a nine acre property near Vaucluse in Aiken County, South Carolina which was operated jointly by Graniteville and Aiken County as a landfill from approximately 1950 through 1973. Pursuant to various site investigations performed by U.S. EPA, DHEC and Graniteville, DHEC asked the Borrower to prepare an evaluation of various remedial actions that might be appropriate for the site. The Borrower prepared and submitted such an evaluation, concluding that a simple earthen cover, specified institutional controls and specified periodic groundwater monitoring would be appropriate for this site. DHEC has not yet responded to the recommended measures.

3.       Litigation described in DISCLOSURE SCHEDULE 3.13.

The Borrower does not now expect any of the foregoing to have or cause a Material Adverse Effect.

                            DISCLOSURE SCHEDULE 3.18

         $1,700,000,000 Property Damage Insurance Policy (Policy No. JC200), issued by Factory Mutual Insurance Company covering all real and personal property of the Borrower, Holdings and AMGF.

                            DISCLOSURE SCHEDULE 3.19

                                                ACCOUNT
                   BANK NAME                    NUMBER                      TYPE / USE
                   ---------                    ------                      ----------
BRANCH PETTY CASH / IMPREST ACCOUNTS

      Wachovia Bank of South Carolina          310264866           Graniteville Fabrics Imprest
      111 Laurens St., NW                                                (Gale Whisenant)
      P.O. Drawer 940
      Aiken, SC 29801
      Contact: Christine Lewis
      Tel: (803) 642-6607
      Fax: (803) 642-6621

      The Bank                                01-00059-8            Sylacauga/Eva Jane Imprest
      P. O. Box 420
      126 North Broadway Ave.
      Sylacauga, AL 35150
      Contact: Betty Culver
      Tel: (256)245-2281
      Contact: Brook Calhoun

      The First National Bank                 70-037-396               Catherine Petty Cash
           in Sylacauga
      P.O. Drawer 630
      43 N. Broadway Avenue
      Sylacauga, Alabama 35150-0630
      Contact: Tina Jackson
      Tel: (256)249-0341

      The First National Bank in Sylacauga    70-038-767                 Trucking Imprest
      P.O. Drawer 630
      43 N. Broadway Avenue
      Sylacauga, Alabama 35150-0630
      Contact: Tina Jackson
      Tel: (256)249-0341

      First Bank                                 0700622                 Coosa Petty Cash
      P.O. Box 9
      Rockford, AL 35136
      Contact: Ginger Goolspy
      Tel: (256) 377-1000

      Aliant Bank                              25-3730-3            Bevelle Branch Imprest Fund

      P.O. Box 1237
      1237 Aliant Parkway
      Alexander City, AL 35011-1237
      Contact: Shelby
      Tel: (256) 329-7485

      Union State Bank                        01-000-268               Pell City Petty Cash
      P.O. Box 647
      15 20th Street N.
      Pell City, AL 35125
      Tel: (205) 884-1520

      Wachovia Bank, N.A.                     15-030-536              Monroe Imprest Account
      Mail Code GA212
      191 Peachtree Street, N.E.
      Atlanta, GA 30303
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Wachovia Bank, N.A.                     12-421-171              Walton Fabrics Imprest
      Mail Code GA212
      191 Peachtree Street, N.E.
      Atlanta, GA 30303
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      First Citizens Bank & Trust Co.         4811504729               Burnsville Petty Cash
      P.O. Box 26
      364 East By Pass
      Burnsville, NC 28714
      Contact: Gerald Presnell
      Tel: (828) 682-6191
      Fax: (828) 682-6497

      Blue Ridge Bank                           400847-0      Walhalla Branch Office Imprest Account
      PO Box 889
      100 East Main Street
      Walhalla, SC  29691
      Tel: (864) 638-5444

      SunTrust Bank                           6006118951                  Tifton Imprest
      P. O. Box 847
      200 John Howard Way
      Tifton, GA 31793
      Contact: Rita Bromlow
      Tel: (229) 382-4411

      Fax: (229) 382-4417

GENERAL PURPOSES

      Wachovia Bank, N.A.                    2079900426603                Master Account
      191 Peachtree Street, N.E.                                          (Concentration)
      Atlanta, GA 30303
      ABA #061000010
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Wachovia Bank, N.A.                    2000130229487          LockBox Collection Account
      191 Peachtree Street, N.E.
      Atlanta, GA 30303
      ABA #061000010
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Wachovia Bank, N.A.                    2000143085511             Avondale Funding, LLC
      191 Peachtree Street, N.E.
      Atlanta, GA 30303
      ABA #061000010
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Wachovia Bank, N.A.                    2079900415216               General Payables
      191 Peachtree Street, N.E.                                               (ZBA)
      Atlanta, GA 30303
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Wachovia Bank, N.A.                    2079900415229            Workman's Compensation
      191 Peachtree Street, N.E.                                               (ZBA)
      Atlanta, GA 30303
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Wachovia Bank, N.A.                    2079900426470             Avondale Incorporated
      191 Peachtree Street, N.E.                                          (Dividend ZBA)
      Atlanta, GA 30303
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Regions Bank                            205-0059-146               Real Estate Trust
      70 James B. Payton Blvd.
      PO Box 107
      Sylacauga, AL  35150
      Contact: Angie Lett
      Tel: (256) 249-1142
      Fax: (256) 249-6046

PAYROLL ACCOUNTS                                                           [TO COME OFF]

      The Bank                                01-00060-9             Sylacauga Branch Payroll
      P. O. Box 420                                                 (Catherine, Coosa & Supply)
      126 North Broadway Ave.                                       (Penny Rodgers - Catherine)
      Sylacauga, AL 35150                                        (June Dobson or Kristy Bearden -
      Contact: Betty Culver                                                   Coosa)
      Tel: (256)245-2281
      Contact: Brook Calhoun
      Tel: (256)208-6180

      The First National Bank                 70-020-299             Sylacauga Branch Payroll
           in Sylacauga                                        (Eva Jane, Syl Finishing & Trucking)
      P.O. Drawer 630                                           (Judy Armstrong or Shirley Brooks -
      43 N. Broadway Avenue                                                  Eva Jane)
      Sylacauga, Alabama  35150-0630
      Contact: Tina Jackson
      Tel: (256)249-0341

      Aliant Bank                              25-3728-1              Bevelle Branch Payroll
      P.O. Box 1237                                                      (Janet McDaniel)
      1237 Aliant Parkway
      Alexander City, AL  35011-1237
      Contact: Shelby
      Tel: (256) 329-7485

      Union State Bank                        01-008-166             Pell City Payroll Account
      P. O. Box 647                                                       (Guin Robinson)
      15 20th Street, N.
      Pell City, AL  35125
      Tel: (205) 884-1520

      Wachovia Bank, N.A.                    2079900409578           Salaried Payroll Account
      191 Peachtree Street, N.E.                                         Sylacauga Payroll
      Atlanta, GA 30303                                                (Tommie Butterworth)
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      First Citizens Bank & Trust Co.         4811504710                Burnsville Payroll
      P. O. Box 26                                                      (Jackie Gillespie)
      364 East By Pass
      Burnsville, NC 26714
      Contact: Gerald Presnell
      Tel: (828) 682-6191
      Fax: (828) 682-6497

      Blue Ridge Bank of Walhalla              400846-2       Walhalla Branch Office Payroll Account
      PO Box 889                                                         (Rebecca Cromer)
      100 East Main Street
      Walhalla, SC  29691

      Tel: (864) 638-5444

      SunTrust Bank                           6006118969                  Tifton Payroll
      P. O. Box 847                                                       (Carole Walker)
      200 John Howard Way
      Tifton, GA 31793
      Contact: Rita Bromlow
      Tel: (229) 382-4411
      Fax: (229) 382-4417

      Wachovia Bank, N.A.                    2079900419571         Walton Hourly Payroll Account
      191 Peachtree Street, N.E.                                       (Tommie Butterworth)
      Atlanta, GA 30303
      Contact: Germaine Jenkins (800) 590-7868 (Team #406 Ext. 89561)

      Regions Bank                           39-0399-3884       Graniteville Hourly Payroll Account
      P.O. Box 1116                                                    (Tommie Butterworth)
      Aiken, SC  29802-9918
      Contact:  Frank Townsend (803) 642-1479  Fax (803) 642-1353

      Regions Bank                           39-0399-3892     AVGRAN Fabrics Inc. Hourly Payroll Acct
      P.O. Box 1116                                                 Horse Creek Payroll Account
      Aiken, SC  29802-9918                                            (Tommie Butterworth)
      Contact:  Frank Townsend (803) 642-1479  Fax (803) 642-1353

LOCKBOX ACCOUNTS

      Wachovia Bank, N.A.                     LB # 101586              Avondale Mills, Inc.
      191 Peachtree Street, N.E.                                           Miscellaneous
      Atlanta, GA 30303                                                      (Atlanta)
      (Deposit into acct # 15-031-691)

      Wachovia Bank, N. A.                    LB # 101307             Avondale Mills, Inc. /
      191 Peachtree Street, N.E.                                          Fabric Division
      Atlanta, GA 30303                                                      (Atlanta)
      (Deposit into ARC acct # 13-022-948)

      Wachovia Bank, N. A.                    LB # 101264             Avondale Mills, Inc. /
      P. O. Box 4148 (Mail Code 415)                                     Trucking Division
      Atlanta, GA 30302-4148                                                 (Atlanta)
      (Deposit into ARC acct # 13-022-948)

      Wachovia Bank, N. A.                    LB # 101436             Avondale Mills, Inc. /
      P. O. Box 4148 (Mail Code 415)                                       Yarn Division
      Atlanta, GA 30302-4148                                                 (Atlanta)
      (Deposit into ARC acct # 13-022-948)


      Wachovia Bank of Texas                  LB # 951280              Avondale Mills, Inc.

      (Deposit into ARC acct # 13-022-948)
                                                                       Graniteville Fabrics
                                                                             (Dallas)

      Wachovia Bank of North Carolina         LB # 875431              Avondale Mills, Inc.
      (Deposit into ARC acct # 13-022-948)
                                                                       Graniteville Fabrics

INVESTMENT ACCOUNT

      Evergreen Investments                 495-1009316481             Avondale Mills, Inc.
      P.O. Box 8400                                                   Money Market Investment
      Boston, MA  02266-8400
      800-343-2898
      800-847-5397 (Redemptions or
                    Additional Invests.)

      Refco, LLC - LFG Division             JJ JJ02 271MK                Cotton Futures
      550 West Jackson Blvd.
      Suite 1300
      Chicago, IL 60661

      AG Edwards & Sons, Inc.               111-297657-017                Cotton Futures
      3421 N. Causeway Blvd.
      Suite 202
      PO Box 8630
      Metairie, LA 70011-8630

      Smith Barney                           373-46654-019                Cotton Futures
      Citigroup Global Markets
      3455 Peachtree Road NE
      Suite 1400
      Atlanta, GA 30326

                            DISCLOSURE SCHEDULE 3.20

         Neither of the Credit Parties sells directly to any Governmental Authority as of the Closing Date.

                            DISCLOSURE SCHEDULE 3.22

1. $500,000 Surety Bond - NC Workmen's Compensation Travelers Property and Casualty Group

2. $10 million Fidelity bond covering the assets of the profit sharing plan with Chubb Corporation

3. $10 million Fiduciary liability bond covering errors and omissions by directors and officers with Travelers Property and Casualty Group

                             DISCLOSURE SCHEDULE 5.1

Avondale Mills, Inc.
Avondale Mills Graniteville Fabrics, Inc.

                             DISCLOSURE SCHEDULE 6.2
                     EXISTING INVESTMENTS (INCLUDING LOANS)

1.9% membership interest in The Seam, LLC, a Delaware limited liability company.

                             DISCLOSURE SCHEDULE 6.3
                        (BALANCES AS OF OCTOBER 3, 2003)

-----------------------------------------------------------------------------------------------------------------
    Principal Amount Outstanding                Description                      Principal Document(s)
-----------------------------------------------------------------------------------------------------------------
$150,000,000                         10.25% Senior Subordinated       Indenture, dated as June 30, 2003, by and
                                     Notes due 2013                   among Avondale Mills, Inc., Avondale
                                                                      Incorporated and Wachovia Bank, National
                                                                      Association

-----------------------------------------------------------------------------------------------------------------
$17,116,444                          Equipment Financing              Negotiable Promissory Note, dated as of
                                                                      July 30, 2002, made by Avondale Mills,
                                                                      Inc. in favor of The CIT Group/Equipment
                                                                      Financing, Inc.

                                                                      Master Security Agreement, dated as of
                                                                      July 30, 2002, by and between Avondale
                                                                      Mills, Inc. and of The CIT
                                                                      Group/Equipment Financing, Inc

-----------------------------------------------------------------------------------------------------------------
$50,100,000                          Accounts Receivable              Receivables Purchase and Servicing
                                     Securitization                   Agreement, dated as of August 30, 2002,
                                                                      by and among Avondale Funding, LLC,
                                                                      Avondale Mills, Inc., and General
                                                                      Electric Capital Corporation; Sale and
                                                                      Contribution Agreement, dated as of
                                                                      August 30, 2002, by and among Avondale
                                                                      Mills, Inc., Avondale Funding, LLC and
                                                                      Avondale Incorporated
-----------------------------------------------------------------------------------------------------------------

                           DISCLOSURE SCHEDULE 6.4(a)

         Management Agreement, dated as of March 3, 1997, by and between Avondale Mills, Inc. and Avondale Mills Graniteville Fabrics, Inc.

                             DISCLOSURE SCHEDULE 6.7

----------------------------------------------------------------------------------------------------------------------
             Liens in favor of:                              Collateral Description
----------------------------------------------------------------------------------------------------------------------
Bankers/Softech Division of EAB Leasing         Leased property, goods, inventory and equipment (mainframe software
Corp.                                           and equipment)

----------------------------------------------------------------------------------------------------------------------
THE CIT Group/Equipment Financing Inc.          Specific equipment (Textile equipment at the Coosa and Alex City plants)

----------------------------------------------------------------------------------------------------------------------
Avondale Funding, LLC                           Accounts, contract rights, payment intangibles, promissory notes,
Assignee: General Electric Capital              chattel paper, documents, instruments, investment property,
Corporation, as Administrative Agent            financial assets, deposit accounts, general intangibles and other property.

----------------------------------------------------------------------------------------------------------------------
Toyota Motor Credit Corporation, as             Specific Equipment (lift trucks)
assignee of Vesco Industrial Trucks of
Hickory, Inc.

----------------------------------------------------------------------------------------------------------------------
US Bancorp                                      Specific Equipment

----------------------------------------------------------------------------------------------------------------------
First American Commercial Bancorp Inc.          Leased Equipment

----------------------------------------------------------------------------------------------------------------------
Pacific Rim Capital , Inc.                      Leased Equipment
Assignee: Pullman Bank & Trust Company

----------------------------------------------------------------------------------------------------------------------
California First Leasing Corporation            Leased Equipment

----------------------------------------------------------------------------------------------------------------------
ePlus Group, inc.                               Specific Equipment

----------------------------------------------------------------------------------------------------------------------
SouthTrust Bank of Alabama, N.A.                Specific Equipment

----------------------------------------------------------------------------------------------------------------------
Lease Corporation of America                    Specific Equipment

----------------------------------------------------------------------------------------------------------------------
Georgia Bank & Trust Company Leasing            Specific Equipment
Division

----------------------------------------------------------------------------------------------------------------------
Seydel-Woolley & Co., Inc.                      Consigned Inventory

----------------------------------------------------------------------------------------------------------------------
IBM Credit Corporation                          Specific Equipment

----------------------------------------------------------------------------------------------------------------------
Cameron & Barkley Company                       Specific Equipment
Assignee: Magemeyer North America, Inc.
----------------------------------------------------------------------------------------------------------------------

                            ANNEX D (SECTION 2.1(a))
                                       TO
                                CREDIT AGREEMENT

                              CLOSING CHECKLIST(1)

In addition to, and not in limitation of, the conditions described in Section
2.1 of the Agreement, pursuant to Section 2.1(a), the following items must be received by Agent in form and substance satisfactory to Agent on or prior to the Closing Date (each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Annex A to the Agreement):

A.       CREDIT AND SECURITY DOCUMENTS

1. Credit Agreement (the "Credit Agreement") dated as of the Closing Date by and among Avondale Mills, Inc. ("Avondale") as borrower (the "Borrower"), Avondale and Avondale Mills Graniteville Fabrics, Inc. ("AMGF") as credit parties (the "Credit Parties"), the lenders from time to time party thereto (the "Lenders") and General Electric Capital Corporation, in its individual capacity as a agent for the lenders party thereto (the "Agent").

2.   Annexes, Exhibits and Disclosure Schedules to the Credit Agreement:

     Annex A (Recitals)            -   Definitions
     Annex B (Section 1.2)         -   Letters of Credit
     Annex C (Section 1.8)         -   Cash Management System
     Annex D (Section 2.1(a))      -   Closing Checklist
     Annex E (Section 4.1(a))      -   Financial Statements and Projections -
                                         Reporting
     Annex F (Section 4.1(b))      -   Collateral Reports
     Annex G (Section 6.10)        -   Financial Covenants
     Annex H (Section 9.9(a))      -   Lenders' Wire Transfer Information
     Annex I (Section 11.10)       -   Notice Addresses
     Annex J (from Annex A-
         Commitments definition)   -   Revolving Loan Commitment as of Closing
                                         Date

     Exhibit 1.1(a)(i)             -   Form of Notice of Revolving Credit
                                         Advance
     Exhibit 1.1(a)(ii)            -   Form of Note
     Exhibit 1.5(e)                -   Form of Notice of Conversion/Continuation
     Exhibit 4.1(b)                -   Form of Borrowing Base Certificate
     Exhibit 9.1(a)                -   Form of Assignment Agreement
     Exhibit B-1                   -   Application for Standby Letter of Credit
     Exhibit B-2                   -   Application for Documentary Letter of
                                         Credit

     Schedule  1.1                 -   Agent's Representatives

---------------
(1) Items which are listed in BOLD AND ITALICS are to be prepared or obtained by the Borrower or the Borrower's counsel.

     DISCLOSURE SCHEDULE  3.1      -   TYPE OF ENTITY; STATE OF ORGANIZATION
     DISCLOSURE SCHEDULE  3.2      -   EXECUTIVE OFFICES, COLLATERAL LOCATIONS,
                                         FEIN
     DISCLOSURE SCHEDULE  3.4(a)   -   FINANCIAL STATEMENTS
     DISCLOSURE SCHEDULE  3.4(b)   -   PROJECTIONS
     DISCLOSURE SCHEDULE  3.6      -   REAL ESTATE AND LEASES
     DISCLOSURE SCHEDULE  3.7      -   LABOR MATTERS
     DISCLOSURE SCHEDULE  3.8      -   VENTURES, SUBSIDIARIES AND AFFILIATES;
                                         OUTSTANDING STOCK
     DISCLOSURE SCHEDULE  3.11     -   TAX MATTERS
     DISCLOSURE SCHEDULE  3.12     -   ERISA PLANS
     DISCLOSURE SCHEDULE  3.13     -   LITIGATION
     DISCLOSURE SCHEDULE  3.14     -   BROKERS
     DISCLOSURE SCHEDULE  3.15     -   INTELLECTUAL PROPERTY
     DISCLOSURE SCHEDULE  3.17     -   HAZARDOUS MATERIALS
     DISCLOSURE SCHEDULE  3.18     -   INSURANCE
     DISCLOSURE SCHEDULE  3.19     -   DEPOSIT, DISBURSEMENT AND INVESTMENT
                                         ACCOUNTS
     DISCLOSURE SCHEDULE  3.20     -   GOVERNMENT CONTRACTS
     DISCLOSURE SCHEDULE  3.22     -   SURETY BONDS AND INTELLECTUAL PROPERTY
                                         LICENSES
     DISCLOSURE SCHEDULE  3.24         MATERIAL AGREEMENTS
     DISCLOSURE SCHEDULE  5.1      -   TRADE NAMES
     DISCLOSURE SCHEDULE  6.3      -   INDEBTEDNESS
     DISCLOSURE SCHEDULE  6.4(a)   -   TRANSACTIONS WITH AFFILIATES
     DISCLOSURE SCHEDULE  6.7      -   EXISTING LIENS

3.   Note dated the Closing Date made by the Borrower in favor of the Lender.

4. Guaranty dated the Closing Date, executed and delivered by Avondale Incorporated ("Holdings") and evidencing the guarantee by Holdings of the Borrower's Obligations under the Credit Agreement.

5. Subsidiary Guaranty dated the Closing Date, executed and delivered by AMGF and evidencing the guarantee by AMGF of the Borrower's Obligations under the Credit Agreement.

6. Security Agreement dated the Closing Date, executed and delivered each Credit Party evidencing the grant of a security interest in the Collateral, in favor of the Agent, for the benefit of the Lenders.

     Schedule  I   -   Filing Jurisdictions

     SCHEDULE II   -   SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS
                       CONCERNING COLLATERAL

     Exhibit A     -   Power of Attorney

7.   Power of Attorney executed by Borrower in favor of the Agent.

8.   Power of Attorney executed AMGF in favor of the Agent.

9. Pledge Agreement dated the Closing Date, executed and delivered by Borrower and AMGF, pledging (i) intercompany notes and (ii) the Borrower's stock or other equity interests in AMGF and Avondale Funding, LLC ("Avondale Funding"), in favor of the Agent, for the benefit of the Agent and the Lenders, together with, in the case of the equity interests in Avondale Funding, certificates and undated powers executed in blank.

         SCHEDULE I        -        (PART A)    PLEDGED STOCK
                           -        (PART B)    PLEDGED INDEBTEDNESS

         Schedule II       -        Pledge Amendment

10. Pledge Agreement dated the Closing Date, executed and delivered by the Holdings, pledging its Stock of Borrower, in favor of the Agent, for the benefit of the Agent and the Lenders.

         SCHEDULE I        -        PLEDGED STOCK

         SCHEDULE II       -        SCHEDULE OF OFFICES, ETC.

         Schedule III      -        Pledge Amendment

B.   UCC AND LIEN DOCUMENTATION

11. Pre-filing UCC Lien Search Reports and Tax Lien and Judgment Search Reports relating to Borrower, AMGF and Holdings in the offices listed on Schedule I hereto.

12. UCC-1 Financing Statements, filed against Borrower, AMGF and Holdings listing the Agent as secured party in the offices listed on Schedule II hereto.

13.  BAILEE LETTER EXECUTED BY AVGRAN, BORROWER AND AGENT.

E.       CORPORATE DOCUMENTS

14. CERTIFICATE OF THE SECRETARY OF BORROWER, AMGF AND HOLDINGS DATED AS OF THE CLOSING DATE ATTACHING THERETO (i) COPIES OF SUCH PERSON'S ARTICLES OF INCORPORATION, BY-LAWS OR OTHER SIMILAR ORGANIZATIONAL DOCUMENTS, (ii) A COPY OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS, OR SUCH SIMILAR GOVERNING BODY, OF SUCH PERSON APPROVING AND AUTHORIZING THE EXECUTION, DELIVERY AND PERFORMANCE OF THE CREDIT AGREEMENT AND EACH LOAN DOCUMENT TO WHICH IT IS A PARTY, AND (iii) THE NAMES AND TRUE SIGNATURES OF THE INCUMBENT OFFICERS OF EACH SUCH PERSON AUTHORIZED TO SIGN THE CREDIT AGREEMENT AND /OR EACH LOAN DOCUMENT TO WHICH IT IS A PARTY.

15. CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF BORROWER DATED AS OF THE CLOSING DATE CERTIFYING, (i) THAT SINCE AUGUST 31, 2003 (a) NO EVENT OR CONDITION HAS OCCURRED OR IS EXISTING WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; (b) THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN THE INDUSTRY IN WHICH BORROWER OPERATES;
     (c) NO LITIGATION HAS BEEN COMMENCED WHICH, IF SUCCESSFUL, WOULD HAVE A MATERIAL ADVERSE EFFECT OR COULD CHALLENGE ANY OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND (d) THERE HAVE BEEN NO RESTRICTED PAYMENTS MADE BY BORROWER; (ii) THAT BEFORE AND AFTER GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED BY THE CREDIT AGREEMENT, BORROWER WILL BE SOLVENT, (iii) THAT THE CONDITIONS

     LISTED IN SECTIONS 2.1(f) AND 2.1(g) OF THE CREDIT AGREEMENT HAVE BEEN SATISFIED, (iv) THERE HAS BEEN NO MATERIAL INCREASE IN LIABILITIES, LIQUIDATED OR CONTINGENT, AND NO MATERIAL DECREASE IN ASSETS OF BORROWER OR ANY OF ITS SUBSIDIARIES; (v) THE AUGUST 31, 2002 AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF HOLDINGS, AND (vi) THE AUGUST 31, 2003 UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF HOLDINGS.

16. Articles of Incorporation of Borrower, AMGF and Holdings, certified by the secretary of the state of incorporation for each such entity.

17. Good Standing Certificates delivered on the Closing Date for Borrower, AMFG and Holdings from the Secretary of State identified with respect thereto on
     Schedule III attached hereto.

F.       LEGAL OPINIONS

18. OPINION OF KING & SPALDING LLP, COUNSEL FOR BORROWER, AMFG, AVONDALE FUNDING AND HOLDINGS, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO AGENT AND ITS COUNSEL, DATED AS OF THE CLOSING DATE RELATING TO, AMONG OTHER THINGS, THE LOAN DOCUMENTS, AMENDMENT NO. 3 TO THE RECEIVABLES PURCHASE AND SERVICING AGREEMENT AND THE INTERCREDITOR AGREEMENT.

19. OPINION OF BRADLEY ARANT ROSE & WHITE LLP, COUNSEL FOR BORROWER, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO AGENT AND ITS COUNSEL, DATED AS OF THE CLOSING DATE RELATING TO, AMONG OTHER THINGS, MATTERS RELATED TO ALABAMA LAW.

G.       MISCELLANEOUS AND THIRD-PARTY DOCUMENTS

20.  WACHOVIA BANK, NATIONAL ASSOCIATION PAYOUT LETTER.

21.  LETTER OF CREDIT TRANSFER AGREEMENT.

22. UCC-3 TERMINATION STATEMENTS FILED WITH RESPECT TO THOSE UCC-1 FINANCING STATEMENTS DESCRIBED ON SCHEDULE IV HERETO.

23.  MORTGAGE TERMINATIONS DESCRIBED ON SCHEDULE IV HERETO.

24.  FIXTURE FILING TERMINATIONS DESCRIBED ON SCHEDULE IV HERETO.

25. INITIAL BORROWING BASE CERTIFICATE FROM BORROWER, DATED THE CLOSING DATE, REFLECTING INFORMATION CONCERNING ELIGIBLE INVENTORY OF THE BORROWER AS OF A DATE NOT MORE THAN SEVEN (7) DAYS PRIOR TO THE CLOSING DATE.

26. NOTICE OF REVOLVING CREDIT ADVANCE, DATED THE CLOSING DATE, WITH RESPECT TO THE INITIAL REVOLVING CREDIT ADVANCE TO BE REQUESTED BY BORROWER ON THE CLOSING DATE INCLUDING DIRECTIONS FROM BORROWER ADDRESSED TO THE AGENT, ON BEHALF OF ITSELF AND THE LENDERS, WITH RESPECT TO THE DISBURSEMENT ON THE CLOSING DATE OF THE PROCEEDS OF THE INITIAL REVOLVING CREDIT ADVANCE.

27. LETTER APPOINTING KING & SPALDING LLP AS EACH OF BORROWER'S, AMGF'S AND HOLDINGS'S AGENT FOR SERVICE OF PROCESS.

28. LETTER FROM THE CREDIT PARTIES TO THEIR INDEPENDENT AUDITORS AUTHORIZING THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF CREDIT PARTIES TO COMMUNICATE WITH THE AGENT AND THE LENDERS IN ACCORDANCE WITH SECTION 4.2.

29. Master Agreement for Standby Letters of Credit dated as of the Closing Date between the Borrower and GE Capital.

30. Master Agreement for Documentary Letters of Credit dated as of the Closing Date between the Borrower and GE Capital.

31.  Fee Letter between the Borrower and the Agent.

32. Amendment No. 3 to Receivables Purchase and Servicing Agreement Avondale Funding, LLC, Avondale Mills, Inc. and GE Capital in its capacity as Administrative Agent and Receivables Collateral Agent under the trade receivables securitization facility.

33. Intercreditor Agreement dated as of the Closing Date among the Agent, Avondale Mills, Inc., Avondale Funding, LLC and GE Capital in its capacity as Administrative Agent and Receivables Collateral Agent under the trade receivables securitization facility.

H.       POST-CLOSING ITEMS

34. EVIDENCE SATISFACTORY TO THE AGENT THAT, AS OF THE CLOSING DATE, CASH MANAGEMENT SYSTEMS COMPLYING WITH ANNEX C TO THE CREDIT AGREEMENT HAVE BEEN ESTABLISHED AND ARE CURRENTLY BEING MAINTAINED IN THE MANNER SET FORTH IN SUCH ANNEX C, TOGETHER WITH COPIES OF DULY EXECUTED TRI-PARTY BLOCKED ACCOUNT AND LOCK BOX AGREEMENTS, REASONABLY SATISFACTORY TO THE AGENT, WITH RESPECT TO EACH OF THE BANK ACCOUNTS LISTED ON SCHEDULE V HERETO.(2)

35. CERTIFICATES OF INSURANCE EVIDENCING THAT THE INSURANCE POLICIES REQUIRED BY SECTION 5.4 ARE IN FULL FORCE AND EFFECT, TOGETHER WITH APPROPRIATE EVIDENCE SHOWING LOSS PAYABLE AND/OR ADDITIONAL INSURED CLAUSES OR ENDORSEMENTS, AS REASONABLY REQUESTED BY THE AGENT, IN FAVOR OF THE AGENT, ON BEHALF OF THE LENDERS.(3)

36. Post-Filing UCC Lien Search Reports relating to Borrower, AMGF and Holdings in the offices listed on Schedule II hereto.

37. Acknowledgment by Wachovia Bank, National Association to Pledged Account Agreement Side Letter dated as of July 3, 2003.(4)

-----------------
(2) To be delivered within 45 days of the Closing Date.

(3) To be delivered on or before November 10, 2003.

(4) To be delivered within 45 days of the Closing Date.

SCHEDULE I TO ANNEX D (CLOSING CHECKLIST)

PRE-FILING UCC LIEN SEARCH REPORTS AND TAX LIEN AND JUDGMENT SEARCH REPORT LOCATIONS

------------------------------------------------------------------------------------------------------------
                        ENTITY                TYPE OF SEARCH                    JURISDICTION
------------------------------------------------------------------------------------------------------------
Avondale Mills, Inc.                            UCC/TL                  S/S Alabama
                                                                        Georgia State Index
                                                                        Walton County, Georgia
                                                                        S/S North Carolina
                                                                        Yancy County, North Carolina
                                                                        S/S South Carolina
------------------------------------------------------------------------------------------------------------
                                                STL/FTL                 Coosa County, Alabama
                                                                        St. Clair County, Alabama
                                                                        Talladega County, Alabama
                                                                        Tallapoosa County, Alabama
                                                                        Richmond County, Georgia
                                                                        Tift County, Georgia
                                                                        Walton County, Georgia
                                                                        Yancy County, North Carolina
                                                                        Aiken County, South Carolina
                                                                        Oconee County, South Carolina
------------------------------------------------------------------------------------------------------------
                                                SPSJ                    Coosa County, Alabama
                                                                        St. Clair County, Alabama
                                                                        Talladega County, Alabama
                                                                        Tallapoosa County, Alabama
                                                                        Richmond County, Georgia
                                                                        Tift County, Georgia
                                                                        Walton County, Georgia
                                                                        Yancy County, North Carolina
                                                                        Aiken County, South Carolina
                                                                        Oconee County, South Carolina
------------------------------------------------------------------------------------------------------------
                                                FPSJ                    Coosa County, Alabama
                                                                        St. Clair County, Alabama
                                                                        Talladega County, Alabama
                                                                        Tallapoosa County, Alabama
                                                                        Richmond County, Georgia
                                                                        Tift County, Georgia
                                                                        Walton County, Georgia
                                                                        Yancy County, North Carolina
                                                                        Aiken County, South Carolina
                                                                        Oconee County, South Carolina
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Avondale Mills Graniteville Fabrics, Inc.       UCC/TL                  S/S Delaware
                                                                        S/S South Carolina
------------------------------------------------------------------------------------------------------------

                                                STL/FTL                 Aiken County, South Carolina
------------------------------------------------------------------------------------------------------------
                                                SPSJ                    Aiken County, South Carolina
------------------------------------------------------------------------------------------------------------

                                                FPSJ                    Aiken County, South Carolina
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Avondale Incorporated                           UCC/TL                  S/S Georgia
------------------------------------------------------------------------------------------------------------
                                                STL/FTL
------------------------------------------------------------------------------------------------------------
                                                SPSJ
------------------------------------------------------------------------------------------------------------
                                                FPSJ
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
"Avondale Mills"                                Name Variation          S/S Alabama
                                                                        S/S Delaware
                                                                        Georgia State Index
                                                                        S/S North Carolina
                                                                        S/S South Carolina
------------------------------------------------------------------------------------------------------------

                   SCHEDULE II TO ANNEX D (CLOSING CHECKLIST)

                              UCC FILING LOCATIONS

                                      AND

                  POST-FILING UCC LIEN SEARCH REPORTS LOCATIONS

------------------------------------------------------------------------------------------------------------
                                                                        POST FILING UCC LIEN SEARCH REPORT
                  DEBTOR                      UCC-1 FILING LOCATION                  LOCATIONS
------------------------------------------------------------------------------------------------------------
           Avondale Mills, Inc.                    S/S Alabama                      S/S Alabama
------------------------------------------------------------------------------------------------------------
Avondale Mills Graniteville Fabrics, Inc.         S/S Delaware                     S/S Delaware
------------------------------------------------------------------------------------------------------------
          Avondale Incorporated                    S/S Georgia                      S/S Georgia
------------------------------------------------------------------------------------------------------------

                   SCHEDULE III TO ANNEX D (CLOSING CHECKLIST)

                           GOOD STANDING CERTIFICATES

--------------------------------------------------------------------------------
                BORROWER                            JURISDICTION
--------------------------------------------------------------------------------
          Avondale Mills, Inc.                      S/S Alabama
                                                    S/S Georgia
                                                 S/S North Carolina
                                                 S/S South Carolina
--------------------------------------------------------------------------------
Avondale Mills Graniteville Fabrics, Inc.           S/S Delaware
                                                 S/S South Carolina
--------------------------------------------------------------------------------
          Avondale Incorporated                     S/S Georgia
--------------------------------------------------------------------------------
          Avondale Funding, LLC                     S/S Delaware
--------------------------------------------------------------------------------

                   SCHEDULE IV TO ANNEX D (CLOSING CHECKLIST)

                          LIEN TERMINATION INSTRUMENTS

A. UCC-3 Termination Statements

Debtor of Record:          Avondale Mills, Inc.

--------------------------------------------------------------------------------------------------------
               LOCATION                           DATE FILED                     FILE NUMBER
--------------------------------------------------------------------------------------------------------
Alabama Secretary of State                     April 4, 1994              B94-11561
--------------------------------------------------------------------------------------------------------
                                               May 31, 2002               02-0348739
--------------------------------------------------------------------------------------------------------
                                               May 31, 2002               02-0348745
--------------------------------------------------------------------------------------------------------
In-Lieu Filing                                 March 28, 2003             03-0253689
--------------------------------------------------------------------------------------------------------
                                               September 19, 2001         2001-36546
--------------------------------------------------------------------------------------------------------
                                               October 1, 2001            2001-37829
--------------------------------------------------------------------------------------------------------
California Secretary of State                  April 7, 1994              94069505
--------------------------------------------------------------------------------------------------------
Los Angeles County, California                 July 5, 1996               96-1067465
--------------------------------------------------------------------------------------------------------
Connecticut Secretary of State                 April 5, 1994              1052193
--------------------------------------------------------------------------------------------------------
Floyd County, Georgia                          April 4, 1994              33817
--------------------------------------------------------------------------------------------------------
Fulton County, Georgia                         October 19, 2001           060-2001-016658
--------------------------------------------------------------------------------------------------------
Richmond County, Georgia                       May 2, 1996                121-1996-001528
--------------------------------------------------------------------------------------------------------
Richmond County, Georgia                       September, 10, 2001        BK00747:1680
                                                                          2001027284
--------------------------------------------------------------------------------------------------------
Tift County, Georgia                           April 4, 1994              137-1994-606
--------------------------------------------------------------------------------------------------------
Tift County, Georgia                           September 10, 2001         137-2001-1569
--------------------------------------------------------------------------------------------------------
Walton County, Georgia                         April 4, 1994              147-1994-30395
--------------------------------------------------------------------------------------------------------
Massachusetts Secretary of State               April 4, 1994              225684
--------------------------------------------------------------------------------------------------------
Town of New Bedford, Massachusetts             May 3, 1996                58923
--------------------------------------------------------------------------------------------------------
Town of Fall River, Massachusetts              May 3, 1996                72047
--------------------------------------------------------------------------------------------------------
New Hampshire Secretary of State               May 20, 1996               464138
--------------------------------------------------------------------------------------------------------
Town of Somersworth, New Hampshire             May 3, 1996                12613
--------------------------------------------------------------------------------------------------------
New Jersey Secretary of State                  April 12, 1994             1563871
--------------------------------------------------------------------------------------------------------
North Carolina Secretary of State              April 5, 1994              1093872
--------------------------------------------------------------------------------------------------------
Alexander County, North Carolina               May 3, 1996                Bk 96 Pg 306
--------------------------------------------------------------------------------------------------------
Catawba County, North Carolina                 May 3, 1996                96-1265
--------------------------------------------------------------------------------------------------------
Henderson County, North Carolina               May 6, 1996                96 0441
--------------------------------------------------------------------------------------------------------
Mecklenberg County, North Carolina             May 6, 1996                986194
--------------------------------------------------------------------------------------------------------
Rowan County, North Carolina                   May 6, 1996                960544
--------------------------------------------------------------------------------------------------------
Randolph County, North Carolina                May 2, 1996                Bk 96 Pg 2247
--------------------------------------------------------------------------------------------------------
Yancey County, North Carolina                  September 26, 1995         95-182
--------------------------------------------------------------------------------------------------------
Pennsylvania Secretary of State                April 6, 1994              23000343
--------------------------------------------------------------------------------------------------------
Luzerne Prothonotary, Pennsylvania             May 6, 1996                739-96
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
               LOCATION                           DATE FILED                     FILE NUMBER
--------------------------------------------------------------------------------------------------------
South Carolina Secretary of State              April 5, 1994              940405-132723A
--------------------------------------------------------------------------------------------------------
Aiken County, South Carolina                   May 3, 1996                96-899
                                                                          Vol. 1862 Pg. 61
--------------------------------------------------------------------------------------------------------
Anderson County, South Carolina                May 2, 1996                96-17555
--------------------------------------------------------------------------------------------------------
Charleston County, South Carolina              May 28, 1996               96-08786
--------------------------------------------------------------------------------------------------------
Cherokee County, South Carolina                May 2, 1996                29875
--------------------------------------------------------------------------------------------------------
Greenville County, South Carolina              May 7, 1996                961531
--------------------------------------------------------------------------------------------------------
Greenwood County, South Carolina               May 3, 1996                8222
--------------------------------------------------------------------------------------------------------
Laurens County, South Carolina                 May 3, 1996                056763
--------------------------------------------------------------------------------------------------------
Marlboro County, South Carolina                May 2, 1996                27370
--------------------------------------------------------------------------------------------------------
Orangeburg County, South Carolina              May 3, 1996                96511
--------------------------------------------------------------------------------------------------------
Pickens County, South Carolina                 May 3, 1996                96-00459
--------------------------------------------------------------------------------------------------------
Spartanburg County, South Carolina             May 31, 1996               9601021
--------------------------------------------------------------------------------------------------------
Tennessee Secretary of State                   April 6,1994               297179
--------------------------------------------------------------------------------------------------------
Texas Secretary of State                       April 5, 1994              064691
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

Debtor of Record:          Avondale Mills Graniteville Fabrics, Inc.

--------------------------------------------------------------------------------------------------------
               LOCATION                           DATE FILED                     FILE NUMBER
--------------------------------------------------------------------------------------------------------
Delaware Secretary of State                    September 11, 2001         11136899
--------------------------------------------------------------------------------------------------------
Delaware Secretary of State                    March 3, 2003              30520331
--------------------------------------------------------------------------------------------------------
Walton County, Georgia                         September 8, 1997          147-1997-1314
--------------------------------------------------------------------------------------------------------
South Carolina Secretary of State              September 9, 1997          970909-120935A
--------------------------------------------------------------------------------------------------------
Aiken County, South Carolina                   September 5, 1997          97-1869
                                                                          Vol. 2004, Pg. 340
--------------------------------------------------------------------------------------------------------

B.       Mortgages to be terminated

Mortgagor of Record:       Avondale Mills, Inc.

--------------------------------------------------------------------------------------------------------
                        COUNTY                                       RECORDING INFORMATION
--------------------------------------------------------------------------------------------------------
Lee Co., NC (Lee)                                         Recorded 9/10/01; Book 754, Page 721
--------------------------------------------------------------------------------------------------------
Yancey Co., GA (Burnsville)                               Recorded: 9/10/01; Book 379, Page 373
--------------------------------------------------------------------------------------------------------
Walton Co., GA (Walton)                                   Recorded: 9/12/01; Book 1293, Page 9
--------------------------------------------------------------------------------------------------------
Tallapoosa Co., AL (Bevelle)                              Recorded: 10/23/01; Recorded Card No. 165200
--------------------------------------------------------------------------------------------------------
Talladega Co., AL (Eva Jane, Sylacauga Finishing, Bon     Recorded: 10/22/01; Mort. Book 960, Page 54
Air, Catherine)
--------------------------------------------------------------------------------------------------------
Oconee Co., SC (Walhalla)                                 Recorded:  9/10/01; Book 1341, Page 1
--------------------------------------------------------------------------------------------------------
Coosa Co., AL (Coosa)                                     Recorded: 10/23/01; Book 350, Page 484
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                        COUNTY                                       RECORDING INFORMATION
--------------------------------------------------------------------------------------------------------
St. Clair Co., AL (Pell City)                             Recorded: 10/22/01; Book 2001, Page 38035
--------------------------------------------------------------------------------------------------------
Lee Co., NC (Sanford Plant)                               Recorded: 9/10/01; Book 754, Page 795
--------------------------------------------------------------------------------------------------------
Tift Co., GA (Tifton)                                     Recorded: 9/10/01; Book 889; Page 34
--------------------------------------------------------------------------------------------------------
Aiken Co., SC (Gregg Dyeing & Finishing, Hickman,         Recorded: 9/10/01; Book 2653, Page 1; Recorded:
Swint, Townsend, Warren Dyeing, Warren Garment            9/10/01
Processing & Woodhead)
--------------------------------------------------------------------------------------------------------
Richmond Co., GA (Sibley & Sibley Dyeing & Finishing)     Recorded: 9/10/01; Book 747, Page 1612
--------------------------------------------------------------------------------------------------------

Mortgagor of Record:       Avondale Mills Graniteville Fabrics, Inc.

--------------------------------------------------------------------------------------------------------
                         COUNTY                                      RECORDING INFORMATION
--------------------------------------------------------------------------------------------------------
Aiken Co., SC (Horse Creek)                               Book 2653, Page 69
--------------------------------------------------------------------------------------------------------

C.       Fixture Filings to be terminated

Debtor of Record:        Avondale Mills, Inc.

--------------------------------------------------------------------------------------------------------
               COUNTY OR JURISDICTION                               RECORDING INFORMATION
--------------------------------------------------------------------------------------------------------
Lee Co., NC (Lee)                                         Recorded: 9/10/01; Book 754, Page 789
--------------------------------------------------------------------------------------------------------
Yancey Co., GA (Burnsville)                               Recorded: 9/10/01; Book 379, Page 441
--------------------------------------------------------------------------------------------------------
Walton Co., GA (Walton)                                   Recorded: 9/12/01; Book 1293, Page 77
--------------------------------------------------------------------------------------------------------
Tallapoosa Co., AL (Bevelle)                              Recorded: 10/23/01; Recorded Card No. 12003
--------------------------------------------------------------------------------------------------------
Talladega Co., AL (Eva Jane, Sylacauga Finishing, Bon     Recorded: 10/22/01; File No. 173699
Air, Catherine)
--------------------------------------------------------------------------------------------------------
Oconee Co., SC (Walhalla)                                 Recorded: 9/10/01; Book 1340, Page 301
--------------------------------------------------------------------------------------------------------
Coosa Co., AL (Coosa)                                     Recorded: 10/23/01; File No. 4992
--------------------------------------------------------------------------------------------------------
St. Clair Co., AL (Pell City)                             Recorded: 10/22/01; Book 2001, Page 1571
--------------------------------------------------------------------------------------------------------
Lee Co., NC (Sanford Plant)                               Recorded 9/10/01; Book 754, Page 863
--------------------------------------------------------------------------------------------------------
Tift Co., GA (Tifton)                                     Recorded: 9/10/01; No. 137-2001-1569
--------------------------------------------------------------------------------------------------------
Aiken Co., SC (Gregg Dyeing & Fininshing, Hickman,        Recorded: 9/10/01; Volume 2654, Page 164
Swint, Townsend, Warren Dyeing, Warren Garment
Processing & Woodhead)
--------------------------------------------------------------------------------------------------------
Richmond Co., GA (Sibley & Sibley Dyeing & Finishing)     Recorded: 9/10/01; Book 747, Page 1680
--------------------------------------------------------------------------------------------------------
Alabama Secretary of State                                Recorded: 9/19/01; B2001-36546FS
--------------------------------------------------------------------------------------------------------
Fulton Co., GA                                            Recorded: 10/19/01; Financing Statement No.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
               COUNTY OR JURISDICTION                               RECORDING INFORMATION
--------------------------------------------------------------------------------------------------------
                                                          060200116658
--------------------------------------------------------------------------------------------------------

Debtor of Record:       Avondale Mills Graniteville Fabrics, Inc.

--------------------------------------------------------------------------------------------------------
               COUNTY OR JURISDICTION                               RECORDING INFORMATION
--------------------------------------------------------------------------------------------------------
Aiken Co., SC (Horse Creek)                               Recorded: 9/10/01; Book 2654, Page 172
--------------------------------------------------------------------------------------------------------
Delaware Secretary of State (Avondale Mills               Recorded: 9/11/01; No. 1113689 9-0000000;
Graniteville Fabrics, Inc.)                               Correction Statement - Recorded: 10/15/01; No.
                                                          1113689 9-1138635
--------------------------------------------------------------------------------------------------------

                    SCHEDULE V TO ANNEX D (CLOSING CHECKLIST)

                           COVERED ACCOUNTS AT CLOSING

        Depositary Bank                         Type/Use                       Account Number
        ---------------                         --------                       --------------
Wachovia Bank, National                     Maser Account                  01-1000-1101046-0000
  Association                               (Concentration)
Atlanta, GA  30303

Wachovia Bank, National                     General Payables               01-1000-1101009-0000
  Association                               (ZBA)
Atlanta, GA  30303

                     COVERED INVESTMENT ACCOUNTS AT CLOSING

    Securities Intermediary                   Type Use                        Account Number
    -----------------------                   --------                        --------------
Evergreen Investment                        Money Market                   01-1000-2102001-0000
  Services, Inc.                            Investments
Boston, MA  02266
(held through Wachovia)

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of November 7, 2003, among AVONDALE MILLS, INC., an Alabama corporation ("Avondale"), AVONDALE MILLS GRANITEVILLE FABRICS, INC., a Delaware corporation ("AMGF" and together with Avondale, the "Grantors" and individually as a "Grantor"), and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), a Delaware corporation, individually and in its capacity as Agent for Lenders ("Agent").

                               W I T N E S S T H:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Avondale as Borrower, the Grantors as Credit Parties, Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Revolving Loans and to incur Letter of Credit Obligations on behalf of Avondale;

                  WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Revolving Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       DEFINED TERMS.

                  (a) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

                  (b) "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

                  2.       GRANT OF LIEN.

                  (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the following property and assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including:

                           (i)      all Accounts;

                           (ii)     all Inventory;

                           (iii) all claims and causes of action relating to Inventory;

                           (iv)     all documents of title with respect to
         Inventory;

                           (v) all Equipment (other than (A) Equipment subject to a Lien granted to any third party before the Closing Date; provided; that such Lien has been listed on Disclosure Schedule 6.7 to the Credit Agreement, (B) Equipment subject to a Lien granted to a third party after the Closing Date; provided; that such Lien is permitted pursuant to Section 6.7(c) of the Credit Agreement, and (C) Fixtures);

                           (vi)     all Goods;

                           (vii) solely with respect to Avondale, all Stock of Avondale Funding and AMGF;

                           (viii) all Covered Accounts and Covered Investment Accounts and all deposits therein (including, without limitation, all cash deposits therein);

                           (ix) all books and records of any Grantor with respect to any of the foregoing; and

                           (x) to the extent not otherwise included, all Proceeds, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

         The grant of all the above Liens is subject to the terms and conditions of that certain Intercreditor Agreement dated as of the date hereof among Avondale Funding LLC, Avondale and GE Capital in its capacity as Agent for the Lenders and in its capacity as Administrative Agent for the "Committed Purchasers" party to the Securitization Facility.

                  (b) In addition, and subject to the terms of the Intercreditor Agreement, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

                  (c) With respect to any Equipment subject to a Lien in favor of any third party described in Section 2(a)(v)(A) or Section 2(a)(v)(B) above, which Lien has been released and has not been replaced by a Lien in favor of a third party permitted under the terms and conditions of the Credit Agreement, the applicable Grantor agrees to grant a security interest on such Equipment in favor of the Agent, for itself and for the benefit of the Lenders, promptly upon release of such Lien.

                  3. AGENT'S AND LENDERS' RIGHTS: LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS.

                  (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any contract by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Subject to the terms of the Intercreditor Agreement, Agent may at any time after an Event of Default has occurred and is continuing without prior notice to any Grantor, notify Account Debtors and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent. Upon the request of Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent, subject to the terms of the Intercreditor Agreement.

                  (c) Subject to the terms of the Intercreditor Agreement, Agent may upon the occurrence and during the continuation of an Event of Default, in Agent's own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, to Agent's satisfaction, the existence, amount terms of, and any other matter relating to, Accounts in which Agent retains a Lien. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to each Grantor: (i) a reconciliation of all Accounts in which Agent retains a Lien; (ii) an aging of all such Accounts; (iii) trial balances; and
(iv) a test verification of such Accounts as Agent may reasonably request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

                  4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

                  (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

                  (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have (i) been filed in favor of Agent pursuant to this Security Agreement or the other Loan Documents, (ii) been filed in connection with any other Permitted Encumbrances, and (iii) been filed in connection with Liens in existence on the Closing Date which are disclosed in Disclosure Schedule 6.7 of the Credit Agreement.

                  (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and Lenders as a matter of law and Liens on Collateral disclosed in Disclosure Schedule 6.7 of the Credit Agreement, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business).

                  (d) As of the Closing Date, each Grantor's name as it appears in official filings in the state of its incorporation, the type of entity of each Grantor, organizational identification number issued by each Grantor's state of incorporation or a statement that no such number has been issued, each Grantor's state of incorporation, the location of each Grantor's chief executive office, and the warehouses and premises at which any Collateral, other than Collateral having an aggregate book value of $100,000 or less, are located are set forth in Disclosure Schedule 3.2 of the Credit Agreement. Each Grantor has only one state of incorporation.

                  (e) With respect to any Inventory scheduled or listed as Eligible Inventory on the most recent Collateral Report delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement, (i) such Inventory is located at one of the locations permitted pursuant to Section
1.7 of the Credit Agreement, (ii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, for the benefit of Agent and Lenders, and except for Permitted Encumbrances, (iii) all such Inventory is of good and merchantable quality, and is not obsolete, slow moving (in excess of one year's supply), unsalable, shopworn, seconds, damaged or unfit for sale, (iv) such Inventory is not subject to any patent or trademark licenses with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

                  5. COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:

                  (a)      Further Assurances.

                           (i) At any time and from time to time, upon the written request of Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

                           (ii) Each Grantor shall, in accordance with the terms of the Credit Agreement, obtain or use its commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and each Credit Party shall in all instances obtain signed acknowledgements of Agent's Liens from bailees having possession of any Inventory identified by the Borrower as Eligible Inventory that they hold for the benefit of Agent.

                           (iii) If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated Control Letters from each Person with which such Grantor has a Covered Investment Account.

                           (iv) In accordance with Annex C to the Credit Agreement, each Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution holding a Covered Account for such Grantor.

                           (v) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as the assets described in Section 2 above, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral.

                  (c) Indemnification. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

                  (d) Compliance with Terms of Collateral, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

                  (e) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances or as otherwise expressly permitted by the Credit Agreement and those in existence on the Closing Date and listed in Disclosure Schedule 6.7 of the Credit Agreement, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (f) Limitations on Disposition. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement or any other Loan Document.

                  (g) Further Identification of Collateral. Grantors will, if so requested by Agent, furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

                  (h) Notices. Grantors will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event in any case that would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

                  (i) Good Standing Certificates. Upon written request from Agent, not more frequently than twice during each calendar year, each Grantor shall provide to Agent a certificate of good standing from its state of incorporation or organization.

                  (j) No Reincorporation. Without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent.

                  (k) Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any amendment or termination statement with respect to any financing statement filed by or on behalf of Agent in respect of any Collateral without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

                  (l) Authorized Terminations. Agent will promptly deliver to each Grantor for filing or authorize each Grantor to prepare and file termination statements and releases in accordance with Section 11.2(e) of the Credit Agreement.

                  6.       AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent's interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that (a) except for the powers granted in clause (g) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent or any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

                  7.       REMEDIES: RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

                  If any Event of Default shall have occurred and be continued, each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) Business Days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Agent or any Lender to collect such deficiency.

                  (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (c) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent
(i) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors (subject to the terms of the Intercreditor Agreement) and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral,
(vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets,
(ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment,
(xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or
(xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 7(c). Without limitation upon the foregoing, nothing contained in this
Section 7(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

                  (d) Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Lenders shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

                  8. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  9. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  10. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

                  11. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

                  12. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

                  13. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  14.      TERMINATION OF THIS SECURITY AGREEMENT. Subject to
Section 9 hereof, this Security Agreement shall terminate upon the Termination Date.

                  15. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                  16. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

                  17. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND

PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN FULTON COUNTY, CITY OF ATLANTA, STATE OF GEORGIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF FULTON COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                  18. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

                  19. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  20. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                  21. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 17 and Section 18, with its counsel.

                  22. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                           [signature page to follow]

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                   AVONDALE MILLS, INC., as a Grantor

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________

                                   AVONDALE MILLS GRANITEVILLE
                                   FABRICS, INC., as a Grantor

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, as Agent

                                   By:__________________________________________

                                   Name:________________________________________

                                   Title:_______________________________________

                      Signature Page to Security Agreement

                                   SCHEDULE I
                                       to
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

--------------------------------------------------------------------------------
                 DEBTOR                             UCC-1 FILING LOCATION
--------------------------------------------------------------------------------
          Avondale Mills, Inc.                           S/S Alabama
--------------------------------------------------------------------------------
Avondale Mills Graniteville Fabrics, Inc.                S/S Delaware
--------------------------------------------------------------------------------

                                    EXHIBIT A

                                POWER OF ATTORNEY

                  This Power of Attorney is executed and delivered by ______________________, a _____________________ corporation ("Grantor") to
General Electric Capital Corporation, a Delaware corporation (hereinafter referred to as "Attorney"), as Agent for the benefit of Agent and Lenders, under a Credit Agreement and a Security Agreement, both dated as of __________________, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney' s written consent.

                  Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) to the extent not prohibited pursuant to terms of that certain Intercreditor Agreement dated as of October [__] (the "Intercreditor Agreement") among Avondale Mills, Inc., Avondale Funding LLC and General Electric Capital Corporation in its capacity as "Banks' Agent" and "Administrative Agent", change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) to the extent not prohibited pursuant to the Intercreditor Agreement, file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts included in the "Collateral" (as such term is defined in the Credit Agreement), (2) an aging of all such accounts, (3) trial balances with respect to such accounts, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (h) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____________ day of ______________________.

                                   [                 GRANTOR                   ]
                                    ___________________________________________

                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                            NOTARY PUBLIC CERTIFICATE

                  On this _____ day of ______________, 200_, [officer's name]
who is personally known to me appeared before me in his/her capacity as the [title] of [Grantor] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

                                                ________________________________
                                                Notary Public

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

                  This PLEDGE AGREEMENT, dated as of November 7, 2003 (together with all amendments, if any, from time to time hereto, this "Agreement") between AVONDALE INCORPORATED, a Georgia corporation (the "Pledgor") and GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as Agent for Lenders ("Agent").

                              W I T N E S S E T H:


                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Avondale Mills, Inc., as borrower ("Borrower"), the Persons named therein as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified (the "Credit Agreement") the Lenders have agreed to make Revolving Loans to, and incur Letter of Credit Obligations for the benefit of, Borrower;

                  WHEREAS, Pledgor is the record and beneficial owner of the shares of Stock listed in Schedule I hereto;

                  WHEREAS, Pledgor benefits from the credit facilities made available to Borrower under the Credit Agreement;

                  WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to make the Revolving Loans and to incur the Letter of Credit Obligations as provided for in the Credit Agreement, Pledgor has agreed to pledge the Pledged Collateral to Agent in accordance herewith;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Revolving Loans and to incur Letter of Credit Obligations under the Credit Agreement, it is agreed as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 2 hereof.

                  "Pledged Entity" means an issuer of Pledged Shares.

                  "Pledged Shares" means the equity interests of Borrower listed on Schedule I hereto.

                  "Secured Obligations" has the meaning assigned to such term in
Section 3 hereof.

         2. Pledge. Pledgor hereby pledges to Agent, and grants to Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (b)      such portion, as determined by Agent as provided in
         Section 6(d) below, of any additional Stock of a Pledged Entity from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock.

         3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

         4. Delivery of Pledged Collateral. All certificates evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for itself and the benefit of the Lenders upon the occurrence of (a) an Event of Default, or (b) any Activation Event. All certificates evidencing the Pledged Shares shall be accompanied by duly stock powers in blank in form and substance satisfactory to Agent. After the occurrence of a Deactivation Event, the Agent (upon the written request of the Pledgor) shall promptly return such certificates and stock powers in blank to the Pledgor.

         5. Representations and Warranties. Pledgor represents and warrants to Agent that:

                  (a) Pledgor is, and at the time of delivery of the certificates evidencing the Pledged Shares to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement;

                  (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

                  (c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Agent as provided herein;

                  (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  (e) All of the Pledged Shares are presently owned by Pledgor, and are presently represented by the certificates listed on
         Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

                  (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or
         (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                  (g) This Pledge Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statement with the Secretary of the State of Delaware, a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the (i) the Pledged Shares and (ii) the other Pledged Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens and is enforceable as such as against any and all creditors of and purchasers from Pledgor. All action by Pledgor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken;

                  (h) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Agent for the benefit of Agent and Lenders in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

                  (i) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

                  (j) The Pledged Shares constitute 100% of the issued and outstanding shares of Stock of the Pledged Entity;

                  (k) Pledgor has rights in and the power to transfer each item of the Pledged Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens.

                  (l) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Pledged Collateral is on file or of record in any public office, except such as may have been filed by Pledgor in favor of Agent pursuant to this Pledge Agreement or the other Loan Documents; and

                  (m) Pledgor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of Pledgor, organizational identification number issued by Pledgor's state of incorporation or a statement that no such number has been issued, Pledgor's state of organization or incorporation, the location of Pledgor's chief executive office are set forth on Schedule II hereto. Pledgor has only one state of incorporation or organization.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

         6. Covenants. Pledgor covenants and agrees that until the Termination Date:

                  (a)      Upon the occurrence of (a) an Event of Default, or
         (b) any Activation Event, Pledgor will promptly deliver all certificates evidencing the Pledged Shares to Agent together with stock powers in blank for each such certificate, for itself and the benefit of the Lenders; provided, that, after the occurrence of a Deactivation Event, the Agent (upon the written request of the Pledgor) shall promptly return such certificates and stock powers in blank to the Pledgor;

                  (b) Without the prior written consent of Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement;

                  (c) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Agent, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                  (d) Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;

                  (e) Pledgor will, upon obtaining ownership of any additional Stock of a Pledged Entity required to be pledged to Agent pursuant to any of the Loan Documents, which Stock is not already Pledged Collateral, promptly (and in any event within ten (10) Business
         Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule III hereto (a "Pledge Amendment") in respect of any such additional Stock, pursuant to which Pledgor shall pledge to Agent all of such additional Stock. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment and the certificates or instruments evidencing such Pledged Shares delivered to Agent shall for all purposes hereunder be considered Pledged Collateral. It being understood that the certificates evidencing the Pledged Shares and the stock powers in blank relating to each such certificate are not required to be delivered to the Agent until the occurrence of (a) an Event of Default, or (b) an Activation Event;

                  (f) At any time and from time to time, upon the written request of Agent and at the sole expense of Pledgor, Pledgor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, but not limited to, filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions; provided, that, Pledgor will have no obligation to deliver certificates evidencing the Pledged Shares to Agent or any stock powers in blank related to such certificates, until the occurrence of (a) an Event of Default, or (b) an Activation Event;

                  (g) Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Pledged Collateral (i) as described in Section 2 above, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Pledgor is an organization, the type of organization and any organization identification number issued to Pledgor. Pledgor agrees to furnish any such information to the Agent promptly upon request. Pledgor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof;

                  (h) Pledgor will not create, permit or suffer to exist, and will defend the Pledged Collateral against, and take such other action as is necessary to remove, any Lien on the Pledged Collateral and will defend the right, title and interest of Agent and Lenders in and to any of Grantor's rights under the Pledged Collateral against the claims and demands of all Persons whomsoever;

                  (i) Pledgor will not sell, transfer or otherwise dispose of any of the Pledged Collateral; and

                  (j) Pledgor will advise Agent promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Pledged Collateral or on the Liens created hereunder or under any other Loan Document.

         7. Pledgor's Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:

                  (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                           (i)      the dissolution or liquidation, in whole or
in part, of a Pledged Entity;

                           (ii)     the consolidation or merger of a Pledged
Entity with any other Person;

                           (iii)    the sale, disposition or encumbrance of all
or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

                           (iv)     any change in the authorized number of
shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

                           (v)      the alteration of the voting rights with
respect to the Stock of a Pledged Entity; and

                  (b)      (i)      Pledgor shall be entitled, from time to
         time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares to the extent not in violation of the Credit Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of the Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                           (ii)     all dividends and interest (other than such
cash dividends and interest as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

         8.       Defaults and Remedies; Proxy.

                  (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                  (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

                  (c) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                           (i)      as to the financial sophistication and
ability of any Person permitted to bid or purchase at any such sale;

                           (ii)     as to the content of legends to be placed
upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                           (iii)    as to the representations required to be
made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                           (iv)     as to such other matters as Agent may, in
its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  (d) Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

                  (e) Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

                  (f) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

         9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against Pledgor in any respect.

         10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

         11. Termination. Immediately following the Termination Date, Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

         12. Lien Absolute. All rights of Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d)      the insolvency of any Credit Party; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

         13. Release. Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

                  (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

                  (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured

         Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

         14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or any Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         15.      Miscellaneous.

                  (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                  (b) Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

                  (c) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND PLEDGOR.

         16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

         17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

                  (a)      If to Agent, at:

                           General Electric Capital Corporation
                           1100 Abernathy Road, Suite 900
                           Atlanta, Georgia 30328
                           Attention: Avondale Mills, Inc. Account Manager Telecopier No.: 678-320-8902
                           Telephone No.: 678-320-8900

                           With copies to:

                           If to Pledgor, at:

                           Avondale Incorporated
                           506 South Bend Street
                           Monroe, Georgia 30655
                           Attn: Vice Chairman and Chief Financial Officer Telecopier No.: 770-267-2543
                           Telephone No.: 770-267-2226

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 17, (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

         20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                     AVONDALE INCORPORATED, as Pledgor

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as Agent

                                     By:________________________________________
                                     Name:______________________________________
                                     Its Duly Authorized Signatory

                   Signature Page to Parent Pledge Agreement

                                   SCHEDULE I

                                 PLEDGED SHARES

--------------------------------------------------------------------------------------------------
                           Class       Stock Certificate          Number        Percentage of
Pledged Entity             of Stock    Number(s)                  of Shares     Outstanding Shares
--------------------------------------------------------------------------------------------------
AVONDALE MILLS, INC.                                                            100%
--------------------------------------------------------------------------------------------------

                                   SCHEDULE II
                                       to
                                PLEDGE AGREEMENT

I.       Guarantor's official name:         Avondale Incorporated

II.      Type of entity:                    Corporation

III. Organizational identification number issued by Avondale Incorporated's state of incorporation or organization or a statement that no such number has been issued:

         [TO BE DETERMINED]

IV.      State or Incorporation or Organization of Avondale Incorporated:

         Georgia

V.       Chief Executive Office and principal place of business of Avondale
         Incorporated:

         [TO BE DETERMINED]

                                  SCHEDULE III

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, as to shares pledged prior to this Pledge Amendment and as to the shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated November 7, 2003, between undersigned, as Pledgor, and General Electric Capital Corporation, as Agent, (the "Pledge Agreement") and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any shares not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

                                         AVONDALE INCORPORATED, as Pledgor

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

--------------------------------------------------------------------------------
Name and                                Class      Certificate    Number
Address of Pledgor     Pledged Entity   of Stock   Number(s)      of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE I

                                 PLEDGED SHARES

----------------------------------------------------------------------------------------
                      Class        Stock Certificate   Number         Percentage of
Pledged Entity        of Stock     Number(s)           of Shares      Outstanding Shares
----------------------------------------------------------------------------------------
AVONDALE MILLS, INC.  Common                           1000           100%
----------------------------------------------------------------------------------------

                                  SCHEDULE II
                                       to
                                PLEDGE AGREEMENT

I.       Guarantor's official name:         Avondale Incorporated

II.      Type of entity:                    Corporation

III. Organizational identification number issued by Avondale Incorporated's state of incorporation or organization or a statement that no such number has been issued:

         J 315 245

IV.      State or Incorporation or Organization of Avondale Incorporated:

         Georgia

V.       Chief Executive Office and principal place of business of Avondale
         Incorporated:

         506 South Broad Street
         Monroe, Georgia 30655

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

                  This PLEDGE AGREEMENT, dated as of November 7, 2003 (together with all amendments, if any, from time to time hereto, this "Agreement") among AVONDALE MILLS, INC. ("Avondale"), an Alabama corporation, AVONDALE MILLS GRANITEVILLE FABRICS, INC., a Delaware corporation (and together with Avondale, the "Pledgors" and each individually a "Pledgor") and GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as Agent for Lenders ("Agent").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Avondale, as borrower ("Borrower"), the Pledgors in their capacities as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified (the "Credit Agreement") the Lenders have agreed to make Revolving Loans to, and incur Letter of Credit Obligations for the benefit of, Borrower;

                  WHEREAS, the Pledgors are the record and beneficial owner of the shares of Stock listed in Part A of Schedule I hereto and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto;

                  WHEREAS, the Pledgors benefit from the credit facilities made available to Borrower under the Credit Agreement;

                  WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to make the Loans and to incur the Letter of Credit Obligations as provided for in the Credit Agreement, the Pledgors have agreed to pledge the Pledged Collateral to Agent in accordance herewith;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Letter of Credit Obligations under the Credit Agreement, it is agreed as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 2 hereof.

                  "Pledged Entity" means an issuer of Pledged Shares or Pledged Indebtedness.

                  "Pledged Indebtedness" means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto;

                  "Pledged Shares" means those shares or membership interests listed on Part A of Schedule I hereto.

                  "Secured Obligations" has the meaning assigned to such term in
Section 3 hereof.

                  2. Pledge. Each Pledgor hereby pledges to Agent, and grants to Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (b)      such portion, as determined by Agent as provided in
Section 6(d) below, of any additional shares of stock of a Pledged Entity from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

                  (c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

                  (d) all additional Indebtedness consisting of intercompany loans and advances made by any Pledgor to any other Pledgor or Holdings arising after the date hereof and owing to such Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness.

         3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of any Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

         4. Delivery of Pledged Collateral. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of

Agent, for itself and the benefit of the Lenders upon the occurrence of (a) an Event of Default, or (b) any Activation Event. All certificates evidencing the Pledged Shares (other than those Pledged Shares consisting of uncertificated membership interests) shall be accompanied by duly executed instruments of transfer or assignment in blank and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by Pledgor, all in form and substance satisfactory to Agent. After the occurrence of a Deactivation Event, the Agent (upon the written request of the applicable Pledgor) shall promptly return such certificates and stock powers in blank, promissory notes and other instruments evidencing the Pledged Indebtedness to the applicable Pledgor.

         5. Representations and Warranties. Each Pledgor represents and warrants to Agent with respect to itself, its Pledged Collateral, its Pledged Shares and its Pledged Indebtedness that:

                  (a) Such Pledgor is, and at the time of delivery of any certificates evidencing the Pledged Shares to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by such Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement; such Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement;

                  (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; such Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the applicable Pledged Entities, and no such Pledged Entity is in default thereunder;

                  (c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Agent as provided herein;

                  (d) None of the Pledged Shares or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  (e) All of such Pledged Shares that are presently owned by such Pledgor are set forth on Part A of Schedule I hereto, and, other than those Pledged Shares consisting of uncertificated membership interests, are presently represented by the certificates listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to such Pledged Shares;

                  (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of such Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                  (g) The pledge, assignment and delivery of such Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Agent for the benefit of Agent and Lenders in such Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

                  (h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms;

                  (i) Such Pledged Shares constitute 100% of the issued and outstanding shares of Stock of the applicable Pledged Entities; and

                  (j) Except as disclosed on Part B of Schedule I, none of such Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

                  (k) Solely with respect to Avondale, as of the Closing Date, the Pledged Shares of Avondale Funding are not represented by certificates.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

         6. Covenants. Each Pledgor covenants and agrees that until the Termination Date:

                  (a) Solely with respect to Avondale, if the Pledged Shares of Avondale Funding are represented by certificates on any date after the Closing Date, Avondale will promptly deliver all certificates representing the Pledged Shares of Avondale Funding, together with stock powers in blank with respect to each such certificate, to the Agent, for itself and the benefit of the Lenders;

                  (b) Solely with respect to Avondale, upon the occurrence of (a) an Event of Default, or (b) any Activation Event, Avondale will promptly deliver all certificates evidencing the Pledged Shares of AMGF, together with stock powers in blank with respect to each such certificate, to Agent, for itself and the benefit of the Lenders; provided, that, after the occurrence of a Deactivation Event, the Agent (upon the written request of the applicable Pledgor) shall promptly return such certificates and stock powers in blank to the applicable Pledgor;

                  (c) Without the prior written consent of Agent, such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to its Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to its Pledged Collateral or grant a Lien in its Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement;

                  (d) Such Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to its Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with Agent, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                  (e) Such Pledgor has and will defend the title to its Pledged Collateral and the Liens of Agent in its Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

                  (f) Such Pledgor will, upon obtaining ownership of any additional Stock or promissory notes or instruments of a Pledged Entity or Stock or promissory notes or instruments otherwise required to be pledged to Agent pursuant to any of the Loan Documents, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within ten (10) Business Days) deliver to Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of
         Schedule II hereto (a "Pledge Amendment") in respect of any such additional Stock, notes or instruments, pursuant to which such Pledgor shall pledge to Agent all of such additional Stock, notes and instruments. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment and all notes and instruments evidencing such Pledged Shares or Pledged Indebtedness delivered to Agent shall for all purposes hereunder be considered Pledged Collateral. It being understood that the certificates evidencing the Pledged Shares of AMGF and the stock powers in blank relating to each such certificate are not required to be delivered to the Agent by Avondale until the occurrence of (a) an Event of Default, or (b) an Activation Event

         7. Pledgors' Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to any Pledgor in accordance with Section 8(a) hereof:

                  (a) Such Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                           (i)      the dissolution or liquidation, in whole or
in part, of a Pledged Entity;

                           (ii)     the consolidation or merger of a Pledged
Entity with any other Person;

                           (iii)    the sale, disposition or encumbrance of all
or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

                           (iv)     any change in the authorized number of
shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

                           (v)      the alteration of the voting rights with
respect to the Stock of a Pledged Entity; and

                  (b)      (i)      Such Pledgor shall be entitled, from time
         to time, to collect and receive for its own use all cash dividends and interest paid in respect of its Pledged Shares and Pledged Indebtedness to the extent not in violation of the Credit Agreement other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                           (ii)     all dividends and interest (other than such
cash dividends and interest as are permitted to be paid to such Pledgor in accordance with clause (i) above) and all other distributions in respect of any of its Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

         8. Defaults and Remedies; Proxy. Subject to the limitations set forth in Section 21 below:

                  (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to each Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice each Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE ITS PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                  (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to the applicable Pledgor.

                  (c) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                           (i)      as to the financial sophistication and
ability of any Person permitted to bid or purchase at any such sale;

                           (ii)     as to the content of legends to be placed
upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                           (iii)    as to the representations required to be
made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the applicable Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                           (iv)     as to such other matters as Agent may, in
its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  (d) Each Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if such Pledgor and such Pledged Entity would agree to do so.

                  (e) Each Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against such Pledgor in any respect.

                  (f) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against each Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

         9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against such Pledgor in any respect.

         10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

         11. Termination. Immediately following the Termination Date, Agent shall deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgors' obligations hereunder shall at such time terminate.

         12. Lien Absolute. All rights of Agent hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d)      the insolvency of any Credit Party; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

         13. Release. Each Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

                  (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

                  (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from such Pledgor, it being hereby agreed that such Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

         14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgors' or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         15.      Miscellaneous.

                  (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                  (b) Each Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

                  (c) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (d) THIS AGREEMENT SHALL BE BINDING UPON EACH PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF ANY PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND EACH PLEDGOR.

         16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

         17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Pledge

Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

         18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

         20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

         21. Pledged Shares of Avondale Funding; Limitation on Actions. The Parties hereto acknowledge that Avondale Funding and Avondale have entered into a structured receivables financing transaction with and General Electric Capital Corporation (the "Securitization Agent") pursuant to a Receivables Purchase and Servicing Agreement (the "Purchase Agreement"). To induce Securitization Agent to permit Avondale Funding to be a Pledged Entity, the parties hereto agree to the following limitations. Capitalized terms used in this Section 21 and not otherwise defined herein shall have the meanings ascribed to such terms in Annex X to the Purchase Agreement.

                  (a) Anything herein or in the Credit Agreement to the contrary notwithstanding:

                  (i) Until the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents and the Purchase Agreement has terminated in accordance with its terms, the Agent, for itself and as agent for the Lenders, agrees that, upon exercising its rights with respect to the Pledged Collateral, it will not exercise any rights to vote the Pledged Collateral or otherwise control the actions and operations of Avondale Funding with respect to any matters, except (i) to vote in favor of a prepayment or termination of the Purchase Agreement in accordance with its terms and (ii) to vote in favor of a dividend or distribution, and, until the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid as described above, the Agent's rights will be limited to receiving any dividends and distributions on the Pledged Collateral which, pursuant to the terms of the Related Documents, are allowed to be distributed on account of the Pledged Collateral. Without limiting the foregoing, the Agent shall not vote the Pledged Collateral or otherwise exercise control over Avondale Funding so as to cause Avondale
                  Funding: (A) to violate or breach any term or provision in any Related Documents, (B) to make dividends or distributions on such Pledged Collateral except as described above, (C) to amend or alter any of Avondale Funding's organizational documents, or (D) to incur any debt other than as expressly permitted under the Related Documents;

                  (ii) In the event that the Agent receives any payments or funds relating to the Receivables Program Assets (as defined in the Intercreditor Agreement) (the "Receivables Program Assets") prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, the Agent shall hold such payments or funds in trust for the benefit of the Securitization Agent, and shall promptly transfer such payments or funds to the Securitization Agent;

                  (iii) The provisions of this Section 21 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Purchaser Interest or any other amounts owed under the Related Documents is rescinded or must otherwise be returned by the Securitization Agent or the Purchasers upon the insolvency, bankruptcy or reorganization of Avondale Funding or otherwise, all as though such payment had not been made; and

                  (iv) Prior to the date on which the Purchaser Interest and all other amounts owed under the Related Documents have been indefeasibly paid in full in cash in accordance with the terms of the Related Documents and the Purchase Agreement has terminated in accordance with its terms, neither the Agent nor any Lender shall object to or contest in any administrative, legal or equitable action or proceeding (including, without limitation, any insolvency, bankruptcy, receivership, liquidation, reorganization, winding up, readjustment, composition or other similar proceeding relating to Avondale or Avondale Funding or their respective property) or object to or contest in any other manner (A) the interests of Avondale Funding and its successors and assigns in any of the Receivables Program Assets transferred by Borrower or its Affiliates to Avondale Funding pursuant to the Related Documents and/or (B) the interests of the Securitization Agent or the Purchasers in the Receivables Program Assets. Neither the Agent, nor any Lender shall object to or contest in any manner the receipt of any payment by the Securitization Agent and/or the Purchasers with respect to the Receivables Program Assets for the satisfaction of the Purchaser Interest.

         (b) The Securitization Agent shall be a third-party beneficiary with respect to this Section 21.

         (c) So long as the Purchaser Interest and all other amounts owed under the Related Documents have not been indefeasibly paid in full in cash in accordance with the terms of the Related Documents, this
         Section 21 shall not be amended, modified or supplemented without the prior written consent of the Securitization Agent, which consent shall be at the sole discretion of the Securitization Agent, and the provisions of this Section 21 shall be contained in any agreement that amends and restates this Agreement. The Agent and the Lenders agree that no such party shall enter into any additional agreement that would adversely affect the rights of the Securitization Agent as provided hereunder.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                     AVONDALE MILLS, INC., as a Pledgor

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     AVONDALE MILLS GRANITEVILLE FABRICS,
                                     INC., as a Pledgor

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Agent

                                     By:________________________________________
                                     Name:______________________________________
                                     Its Duly Authorized Signatory

                       Signature Page to Pledge Agreement

                                   SCHEDULE I

                                     PART A

                                 PLEDGED SHARES

----------------------------------------------------------------------------------------------------------
                                                               Stock                         Percentage of
                                                Class          Certificate        Number     Outstanding
     Pledgor             Pledged Entity         of Stock       Number(s)          of Shares  Shares
----------------------------------------------------------------------------------------------------------
Avondale Mills, Inc.     Avondale Mills                                                      100%
                         Graniteville
                         Fabrics, Inc.
----------------------------------------------------------------------------------------------------------
Avondale Mills, Inc.     Avondale Funding, LLC                                               100%
----------------------------------------------------------------------------------------------------------

                                     PART B

                              PLEDGED INDEBTEDNESS

-------------------------------------------------------------------------------------------------
                                  Initial                           Maturity
Pledgor       Pledged Entity      Principal Amount    Issue Date    Date            Interest Rate
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

                                   SCHEDULE II

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated [_____________] is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated November 7, 2003, between undersigned, as a Pledgor, and General Electric Capital Corporation, as Agent, (the "Pledge Agreement") and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by any Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

                                    [PLEDGOR]

                                    By:
                                    Name: -------------------------------------
                                    Title: ------------------------------------

------------------------------------------------------------------------------------
Name and                                        Class        Certificate   Number
Address of Pledgor         Pledged Entity       of Stock     Number(s)     of Shares
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                   Initial
Pledged Entity     Principal Amount     Issue Date   Maturity Date     Interest Rate
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                   SCHEDULE II
                                       to
                                PLEDGE AGREEMENT

I.       Guarantor's official name:         Avondale Incorporated

II.      Type of entity:                    Corporation

III. Organizational identification number issued by Avondale Incorporated's state of incorporation or organization or a statement that no such number has been issued:

         J 315 245

IV.      State or Incorporation or Organization of Avondale Incorporated:

         Georgia

V.       Chief Executive Office and principal place of business of Avondale
         Incorporated:

         506 South Broad Street
         Monroe, Georgia 30655

                                   SCHEDULE I
                                     PART A
                                 PLEDGED SHARES

---------------------------------------------------------------------------------------------------------------------------------
                                                                               Stock                                Percentage of
                                                       Class                   Certificate          Number          Outstanding
      Pledgor                   Pledged Entity         of Stock                Number(s)            of Shares       Shares
---------------------------------------------------------------------------------------------------------------------------------
Avondale Mills, Inc.            Avondale Mills         Common                                       1000            100%
                                Graniteville
                                Fabrics, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Avondale Mills, Inc.            Avondale Funding, LLC  N/A                     N/A                  N/A             100%
---------------------------------------------------------------------------------------------------------------------------------

                                     PART B

                              PLEDGED INDEBTEDNESS

----------------------------------------------------------------------------------------------------------------------
                                            Initial
Pledgor              Pledged Entity         Principal Amount        Issue Date           Maturity Date   Interest Rate
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                  EXECUTION COPY

                               SUBSIDIARY GUARANTY

                  This GUARANTY (this "Guaranty"), dated as of November 7, 2003, by and between AVONDALE MILLS GRANITEVILLE FABRICS, INC., a Delaware corporation ("Guarantor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually and as agent (in such capacity, "Agent") for itself and the lenders from time to time signatory to the Credit Agreement, as hereinafter defined ("Lenders").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Avondale Mills, Inc., an Alabama corporation ("Borrower"), the Persons named therein as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement") Lenders have agreed to make Revolving Loans to, and incur Letter of Credit Obligations for the benefit of, Borrower.

                  WHEREAS, Guarantor will derive indirect economic benefits from the making of the Revolving Loans and other financial accommodations provided to Borrower pursuant to the Credit Agreement; and

                  WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Revolving Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Guarantor has agreed to guarantee payment of the Obligations;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce Lenders to provide the Revolving Loans and other financial accommodations under the Credit Agreement, it is agreed as follows:

1.       DEFINITIONS.

                  Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein.

                  References to this "Guaranty" shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

2.       THE GUARANTY.

         2.1 Guaranty of Guaranteed Obligations of Borrower. Guarantor hereby unconditionally guarantees to Agent and Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations of Borrower (hereinafter the "Guaranteed

Obligations"). Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any other Loan Document or any other agreement, document or instrument to which any Credit Party and/or Guarantor is or may become a party;

                  (b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by Agent and/or Lenders with respect to any of the provisions thereof;

                  (c) the existence, value or condition of, or failure to perfect Agent's Lien against, any Collateral for the Guaranteed Obligations or any action, or the absence of any action, by Agent in respect thereof (including, without limitation, the release of any such security); or

                  (d)      the insolvency of any Credit Party; or

                  (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by Guarantor that its obligations under this Guaranty shall not be discharged until the Termination Date. Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Guarantor agrees that any notice or directive given at any time to Agent which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by Agent and Lenders, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Agent and Lenders have specifically agreed otherwise in writing. It is agreed among Guarantor, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and that, but for this Guaranty and such waivers, Agent and Lenders would decline to enter into the Credit Agreement.

         2.2 Demand by Agent or Lenders. In addition to the terms of the Guaranty set forth in Section 2.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, the outstanding principal amount of the Guaranteed Obligations under the Credit Agreement (including all accrued interest thereon) is declared to be immediately due and payable, then Guarantor shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by Guarantor shall be made to Agent in immediately available funds to an account, designated by Agent or at the address set forth herein for the giving of notice to Agent or at any other address that may be specified in writing from time to time by Agent, and shall be credited and applied to the Guaranteed Obligations.

         2.3 Enforcement of Guaranty. In no event shall Agent have any obligation (although it is entitled, at its option) to proceed against Borrower or any other Credit Party or any Collateral pledged to secure Guaranteed Obligations before seeking satisfaction from the Guarantor, and Agent may proceed, prior or subsequent to, or simultaneously with, the enforcement of Agent's rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

         2.4 Waiver. In addition to the waivers contained in Section 2.1 hereof, Guarantor waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its Guaranteed Obligations under, or the enforcement by Agent or Lenders of, this Guaranty. Guarantor hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in Borrower's financial condition or any other fact which might increase the risk to Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against Agent or Lenders or any Credit Party of any kind. Guarantor further agrees that its obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against Agent or any Lender or against any Credit Party of any kind which may arise in the future.

         2.5 Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Credit Party and Agent or Lenders, the obligations of any Credit Party under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by Agent or any Lender to any Person or Persons, any reference to "Agent" or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         2.6 Modification of Guaranteed Obligations, Etc. Guarantor hereby acknowledges and agrees that Agent and Lenders may at any time or from time to time, with or without the consent of, or notice to, Guarantor:

                  (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                  (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  (c) amend or modify, in any manner whatsoever, the Loan Documents;

                  (d) extend or waive the time for any Credit Party's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                  (e) take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Agent or Lenders have been granted a Lien, to secure any Obligations;

                  (f) release anyone who may be liable in any manner for the payment of any amounts owed by Guarantor or any Credit Party to Agent or any Lender;

                  (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of Guarantor or any Credit Party are subordinated to the claims of Agent and Lenders; and/or

                  (h) apply any sums by whomever paid or however realized to any amounts owing by Guarantor or any Credit Party to Agent or any Lender in such manner as Agent or any Lender shall determine in its discretion, subject to the terms and conditions of the Credit Agreement;

and Agent and Lenders shall not incur any liability to Guarantor as a result thereof, and no such action shall impair or release the Guaranteed Obligations of Guarantor under this Guaranty.

         2.7 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party or Guarantor for liquidation or reorganization, should any Credit Party or Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Credit Party's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         2.8 Waiver of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, Guarantor hereby:

                  (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety), any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person, and which Guarantor may have or hereafter acquire against any Credit Party in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which Guarantor is a party or otherwise; and

                  (b) acknowledges and agrees (i) that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect Guarantor's liability hereunder or the enforceability of this Guaranty, and (ii) that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 2.8 and their rights under this
         Section 2.8 shall survive payment in full of the Guaranteed
         Obligations.

         2.9 Election of Remedies. If Agent may, under applicable law, proceed to realize benefits under any of the Loan Documents giving Agent and Lenders a Lien upon any Collateral owned by any Credit Party, either by judicial foreclosure or by non-judicial sale or enforcement, Agent may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Agent shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Credit Party, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantor hereby consents to such action by Agent and waives any claim based upon such action, even if such action by Agent shall result in a full or partial loss of any rights of subrogation which Guarantor might otherwise have had but for such action by Agent. Any election of remedies which results in the denial or impairment of the right of Agent to seek a deficiency judgment against any Credit Party shall not impair Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Agent may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by Agent but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent and Lenders might otherwise be entitled but for such bidding at any such sale.

3.       DELIVERIES.

                  In a form reasonably satisfactory to Agent, Guarantor shall deliver to Agent (with sufficient copies for each Lender), concurrently with the execution of this Guaranty and the Credit Agreement, the Loan Documents and other instruments, certificates and documents as are required to be delivered by Guarantor to Agent under the Credit Agreement.

         4. REPRESENTATIONS AND WARRANTIES. To induce Lenders to make the Loans and incur Letter of Credit Obligations under the Credit Agreement, Guarantor makes the representations and warranties as to Guarantor contained in the Credit Agreement, each of which is incorporated herein by reference, and all of which shall survive the execution and delivery of this Guaranty.

5.       FURTHER ASSURANCES.

                  Guarantor agrees, upon the written request of Agent or any Lender, to execute and deliver to Agent or such Lender, from time to time, any additional instruments or documents reasonably considered necessary by Agent or such Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

6.       PAYMENTS FREE AND CLEAR OF TAXES.

                  All payments required to be made by Guarantor hereunder shall be made to Agent and Lenders free and clear of, and without deduction for, any and all present and future Taxes. If Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (b) Guarantor shall make such deductions, and (c) Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Guarantor shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof. Guarantor shall indemnify and, within ten (10) days of demand therefor, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

7.       OTHER TERMS.

         7.1 Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Loan Documents and/or the Guaranteed Obligations.

         7.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

         7.3 Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         7.4 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

         7.5 Successors and Assigns. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of Guarantor (including a debtor-in-possession on behalf of Guarantor) and shall, together with the rights and remedies of Agent, for itself and for the benefit of Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Agent and Lenders hereunder. Guarantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

         7.6 No Waiver; Cumulative Remedies; Amendments. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by Agent and Guarantor.

         7.7 Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date. Upon payment and performance in full of the Guaranteed Obligations, Agent shall deliver to Guarantor such documents as Guarantor may reasonably request to evidence such termination.

         7.8 Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

         7.9      GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

                  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION,

VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN FULTON COUNTY, CITY OF ATLANTA, GEORGIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG GUARANTOR, THE AGENT OR ANY LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT THE AGENT AND GUARANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF FULTON COUNTY, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE THE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE GUARANTEED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH AGENT, FOR THE BENEFIT OF THE AGENT AND THE LENDERS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GUARANTOR AT THE ADDRESS SET FORTH ON
SCHEDULE III-B OF THE SECURITY AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         7.10     WAIVER OF JURY TRIAL.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), GUARANTOR AND AGENT DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, GUARANTOR AND AGENT WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF,

CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         7.11 Limitation on Guaranteed Obligations. Notwithstanding any provision herein contained to the contrary, Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by the Agent and Lenders from the Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act.

         8.       SECURITY.

                  To secure payment of Guarantor's obligations under this Guaranty, concurrently with the execution of this Guaranty, Guarantor has entered into a Security Agreement pursuant to which Guarantor has granted to Agent for the benefit of Lenders a security interest in all the Collateral to which it has any right, title or interest.

                  [remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

                                     AVONDALE MILLS GRANITEVILLE FABRICS, INC., as Guarantor

                                     By:________________________________________

                                     Name:______________________________________

                                     Title:_____________________________________

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION, as Agent

                                     By:________________________________________

                                     Name:______________________________________

                                     Title:_____________________________________

                      Signature Page to Subsidiary Guaranty

                                                                  EXECUTION COPY

                                 PARENT GUARANTY

                  This PARENT GUARANTY (this "Guaranty"), dated as of November 7, 2003, by and between Avondale Incorporated, a Georgia corporation ("Guarantor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually and as agent (in such capacity, "Agent") for itself and the lenders from time to time signatory to the Credit Agreement, as hereinafter defined ("Lenders").

                              W I T N E S S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Avondale Mills, Inc., an Alabama corporation ("Borrower"), the Persons named therein as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement") Lenders have agreed to make Revolving Loans to, and incur Letter of Credit Obligations for the benefit of, Borrower.

                  WHEREAS, Guarantor owns 100% of the outstanding Stock of Borrower and as such will derive direct and indirect economic benefits from the making of the Revolving Loans and other financial accommodations provided to Borrower pursuant to the Credit Agreement; and

                  WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Revolving Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Guarantor has agreed to guarantee payment of the Obligations;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce Lenders to provide the Revolving Loans and other financial accommodations under the Credit Agreement, it is agreed as follows:

1.       DEFINITIONS.

                  Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein.

                  References to this "Guaranty" shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

2.       THE GUARANTY.

         2.1 Guaranty of Guaranteed Obligations of Borrower. Guarantor hereby unconditionally guarantees to Agent and Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations of Borrower (hereinafter the "Guaranteed Obligations"). Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any other Loan Document or any other agreement, document or instrument to which any Credit Party and/or Guarantor is or may become a party;

                  (b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by Agent and/or Lenders with respect to any of the provisions thereof;

                  (c) the existence, value or condition of, or failure to perfect Agent's Lien against, any Collateral for the Guaranteed Obligations or any action, or the absence of any action, by Agent in respect thereof (including, without limitation, the release of any such security); or

                  (d)      the insolvency of any Credit Party; or

                  (e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by Guarantor that its obligations under this Guaranty shall not be discharged until the Termination Date. Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Guarantor agrees that any notice or directive given at any time to Agent which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by Agent and Lenders, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Agent and Lenders have specifically agreed otherwise in writing. It is agreed among Guarantor, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and that, but for this Guaranty and such waivers, Agent and Lenders would decline to enter into the Credit Agreement.

         2.2 Demand by Agent or Lenders. In addition to the terms of the Guaranty set forth in Section 2.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, the outstanding principal amount of the Guaranteed Obligations under the Credit Agreement (including all accrued interest thereon) is declared to be immediately due and payable, then Guarantor shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by Guarantor shall be made to Agent in immediately available funds to an account, designated by Agent or at the address set forth herein for the giving of notice to Agent or at any other address that may be specified in writing from time to time by Agent, and shall be credited and applied to the Guaranteed Obligations.

         2.3 Enforcement of Guaranty. In no event shall Agent have any obligation (although it is entitled, at its option) to proceed against Borrower or any other Credit Party or any Collateral pledged to secure Guaranteed Obligations before seeking satisfaction from the Guarantor, and Agent may proceed, prior or subsequent to, or simultaneously with, the enforcement of Agent's rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

         2.4 Waiver. In addition to the waivers contained in Section 2.1 hereof, Guarantor waives and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of its Guaranteed Obligations under, or the enforcement by Agent or Lenders of, this Guaranty. Guarantor hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in Borrower's financial condition or any other fact which might increase the risk to Guarantor) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against Agent or Lenders or any Credit Party of any kind. Guarantor further agrees that its obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against Agent or any Lender or against any Credit Party of any kind which may arise in the future.

         2.5 Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Credit Party and Agent or Lenders, the obligations of any Credit Party under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by Agent or any Lender to any Person or Persons, any reference to "Agent" or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         2.6 Modification of Guaranteed Obligations, Etc. Guarantor hereby acknowledges and agrees that Agent and Lenders may at any time or from time to time, with or without the consent of, or notice to, Guarantor:

                  (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                  (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  (c) amend or modify, in any manner whatsoever, the Loan Documents;

                  (d) extend or waive the time for any Credit Party's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                  (e) take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Agent or Lenders have been granted a Lien, to secure any Obligations;

                  (f) release anyone who may be liable in any manner for the payment of any amounts owed by Guarantor or any Credit Party to Agent or any Lender;

                  (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of Guarantor or any Credit Party are subordinated to the claims of Agent and Lenders; and/or

                  (h) apply any sums by whomever paid or however realized to any amounts owing by Guarantor or any Credit Party to Agent or any Lender in such manner as Agent or any Lender shall determine in its discretion, subject to the terms and conditions of the Credit Agreement;

and Agent and Lenders shall not incur any liability to Guarantor as a result thereof, and no such action shall impair or release the Guaranteed Obligations of Guarantor under this Guaranty.

         2.7 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Credit Party or Guarantor for liquidation or reorganization, should any Credit Party or Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Credit Party's or Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         2.8 Waiver of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, Guarantor hereby:

                  (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety), any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person, and which Guarantor may have or hereafter acquire against any Credit Party in connection with or as a result of Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which Guarantor is a party or otherwise; and

                  (b) acknowledges and agrees (i) that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect Guarantor's liability hereunder or the enforceability of this Guaranty, and (ii) that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 2.8 and their rights under this
         Section 2.8 shall survive payment in full of the Guaranteed
         Obligations.

         2.9 Election of Remedies. If Agent may, under applicable law, proceed to realize benefits under any of the Loan Documents giving Agent and Lenders a Lien upon any Collateral owned by any Credit Party, either by judicial foreclosure or by non-judicial sale or enforcement, Agent may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Agent shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Credit Party, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantor hereby consents to such action by Agent and waives any claim based upon such action, even if such action by Agent shall result in a full or partial loss of any rights of subrogation which Guarantor might otherwise have had but for such action by Agent. Any election of remedies which results in the denial or impairment of the right of Agent to seek a deficiency judgment against any Credit Party shall not impair Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event Agent shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Agent may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by Agent but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent and Lenders might otherwise be entitled but for such bidding at any such sale.

         2.10 Funds Transfers. If Guarantor shall engage in any transaction as a result of which Borrower is required to make a mandatory prepayment with respect to the Guaranteed Obligations under the terms of the Credit Agreement (including any issuance or sale of Guarantor's Stock or any sale of its assets), Guarantor shall distribute to, or make a contribution to the capital of, the Borrower an amount equal to the mandatory prepayment required under the terms of the Credit Agreement.

3.       DELIVERIES.

                  In a form reasonably satisfactory to Agent, Guarantor shall deliver to Agent (with sufficient copies for each Lender), concurrently with the execution of this Guaranty and the

Credit Agreement, the Loan Documents and other instruments, certificates and documents as are required to be delivered by Guarantor to Agent under the Credit Agreement.

4.       REPRESENTATIONS AND WARRANTIES.

                  To induce Lenders to make the Revolving Loans and incur Letter of Credit Obligations under the Credit Agreement, Guarantor makes the following representations and warranties to Agent and each Lender, each and all of which shall survive the execution and delivery of this Guaranty:

         4.1 Corporate Existence; Compliance with Law. Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification except where failure to be so qualified would not result in exposure to losses or liabilities which could be expected to have a Material Adverse Effect; (iii) has the requisite corporate power and authority and the legal right to own, pledge and mortgage its properties; (iv) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct;
(v) is in compliance with its charter and by-laws; and (vi) is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         4.2 Executive Offices. Guarantor's jurisdiction of organization, federal employee identification number, organizational identification number, executive office and principal place of business are as set forth in Schedule II to the Holdings Pledge Agreement.

         4.3 Corporate Power; Authorization; Enforceable Guaranteed Obligations. The execution, delivery and performance of this Guaranty and all other Loan Documents and all instruments and documents to be delivered by Guarantor hereunder and under the Credit Agreement are within Guarantor's corporate power, have been duly authorized by all necessary or proper corporate action, including the consent of stockholders where required, are not in contravention of any provision of Guarantor's charter or by-laws, do not violate any law or regulation, or any order or decree of any Governmental Authority, do not conflict with or result in the breach of, or constitute a default under, or accelerate or permit the acceleration of any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other material instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, do not result in the creation or imposition of any Lien upon any of the property of Guarantor, other than those in favor of Agent, for itself and the benefit of Lenders, and the same do not require the consent or approval of any Governmental Authority or any other Person except those referred to in
Section 2.1(c) of the Credit Agreement, all of which have been duly obtained, made or complied with prior to the Closing Date. On or prior to the Closing Date, this Guaranty and each of the Loan Documents to which Guarantor is a party shall have been duly executed and delivered for the benefit of or on behalf of Guarantor, and each shall then constitute a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to limitations resulting from bankruptcy, reorganization, and other insolvency laws and general equitable principles.

5.       COVENANTS.

         5.1 Scope of Business. Guarantor agrees that it will not engage in any business other than as a holding company for Borrower.

         5.2 Further Assurances. Guarantor agrees, upon the written request of Agent or any Lender, to execute and deliver to Agent or such Lender, from time to time, any additional instruments or documents reasonably considered necessary by Agent or such Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

6.       PAYMENTS FREE AND CLEAR OF TAXES.

                  All payments required to be made by Guarantor hereunder shall be made to Agent and Lenders free and clear of, and without deduction for, any and all present and future Taxes. If Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (b) Guarantor shall make such deductions, and (c) Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within thirty (30) days after the date of any payment of Taxes, Guarantor shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof. Guarantor shall indemnify and, within ten (10) days of demand therefor, pay Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

7.       OTHER TERMS.

         7.1 Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Loan Documents and/or the Guaranteed Obligations.

         7.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

         7.3 Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         7.4 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified as follows:

                  (a)      General Electric Capital Corporation

                           1100 Abernathy Road, Suite 900
                           Atlanta, Georgia 30328
                           Attention: Avondale Mills, Inc. Account Manager Telecopier No.: 678-320-8902
                           Telephone No.: 678-320-8900

                  (b) If to Guarantor, at the address of Guarantor specified on Schedule 4.2 hereto.

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and five (5) Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 7.4), (iii) one (1) Business Day after deposit with a reputable overnight carrier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger.

         7.5 Successors and Assigns. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of Guarantor (including a debtor-in-possession on behalf of Guarantor) and shall, together with the rights and remedies of Agent, for itself and for the benefit of Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Agent and Lenders hereunder. Guarantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

         7.6 No Waiver; Cumulative Remedies; Amendments. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent, for itself and the ratable benefit of Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by Agent and Guarantor.

         7.7 Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date. Upon payment and performance in full of the Guaranteed Obligations, Agent shall deliver to Guarantor such documents as Guarantor may reasonably request to evidence such termination.

         7.8 Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

7.9      GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

                  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN FULTON COUNTY, CITY OF ATLANTA, GEORGIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG GUARANTOR, THE AGENT OR ANY LENDER PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT THE AGENT AND GUARANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF FULTON COUNTY, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE THE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE GUARANTEED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH AGENT, FOR THE BENEFIT OF THE AGENT AND THE LENDERS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND

OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GUARANTOR AT THE ADDRESS SET FORTH ON SCHEDULE 4.2 HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         7.10     WAIVER OF JURY TRIAL.

                  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), GUARANTOR AND AGENT DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, GUARANTOR AND AGENT WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

8.       SECURITY.

                  To secure payment of Guarantor's obligations under this Guaranty, concurrently with the execution of this Guaranty, Guarantor has entered into a Pledge Agreement pursuant to which Guarantor has pledged all of the Stock of Borrower to Agent for the benefit of Lenders.

                  [remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

                                     AVONDALE INCORPORATED, as Guarantor

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION,  as Agent

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                        Signature Page to Parent Guaranty

                                  SCHEDULE 4.2
                                       to
                                    GUARANTY

I.       Guarantor's official name:         Avondale Incorporated

II.      Type of entity:                    Corporation

III. Organizational identification number issued by Avondale Incorporated's state of incorporation or organization or a statement that no such number has been issued:

         [TO BE DETERMINED]

IV.      State or Incorporation or Organization of Avondale Incorporated:

         Georgia

V.       Chief Executive Office and principal place of business of Avondale
         Incorporated:

         [TO BE DETERMINED]

                                                                  EXECUTION COPY

                                MASTER AGREEMENT

                                       FOR

                          DOCUMENTARY LETTERS OF CREDIT

                              TERMS AND CONDITIONS

General Electric Capital Corporation
201 High Ridge Road
Stamford, CT 06927

                  The undersigned ("APPLICANT") will require, from time to time, Documentary Letters of Credit. General Electric Capital Corporation ("GE CAPITAL") will, upon Applicant's application therefor, and to the extent such application is approved by GE Capital in its sole discretion, arrange for the issuance of Credits (as defined herein) through GE Capital Trade Services, Limited or another subsidiary of GE Capital appointed in accordance with Section 3(d) (the "ISSUER"), an indirect wholly-owned subsidiary of GE Capital. Each Credit will be governed by and interpreted in accordance with the following terms and conditions. Capitalized terms shall have the meanings accorded them in
Section 9, Definitions, below.

         1.       PAYMENT TERMS.

                  In addition to all commissions, charges, fees and expenses payable in connection with Credits pursuant to the Credit Agreement (including, without limitation the Letter of Credit Fee, as defined in the Credit Agreement), but without duplication of any such amounts, Applicant agrees to pay to GE Capital on demand, at GE Capital's office located at 201 High Ridge Road, Stamford, Connecticut 06927 or at such other address or account as may be designated in writing by GE Capital, in Dollars, in immediately available funds:
(i) each amount drawn under any Credit in Dollars or in the event that the Credit permits Drafts under such Credit to be payable in a currency other than Dollars, the Dollar Equivalent of each amount so drawn; (ii) interest on each amount (or the Dollar Equivalent thereof) so drawn for each day from the date of payment of the relevant Draft to and including the date of payment in full of such amount by Applicant to GE Capital, at the rate specified in the Credit Agreement; and (iii) any and all other customary commissions and charges of, and any and all costs and expenses incurred by, GE Capital, Issuer and each of their correspondents in relation to the Credits and all Drafts thereunder. A schedule of such other customary commissions and charges is attached hereto as Annex I.

         2.       SECURITY INTEREST.

                  To secure the payment and performance of all Obligations (including, without limitation, Letter of Credit Obligations), the Applicant hereby grants to Agent a security interest in the Collateral, including, without limitation, the unqualified right to the possession and disposal of all property shipped under or in connection with each Credit, whether released to the Applicant under security agreements or otherwise, and also in and to all shipping documents, documents of title, or Drafts drawn under each Credit and in and to all other property owned by the Applicant, in or coming into GE Capital's possession or custody, and in any Covered Account, together with the proceeds of each and all of the foregoing, until the Termination Date (subject to reinstatement as provided in the Loan Documents); provided, however, that in the event of any conflict or inconsistency between the foregoing and the provisions of any Loan Documents (besides this Agreement), the provisions of such Loan Document shall be deemed to govern and in control in all respects. The grant of a security interest in the preceding sentence supplements, rather than limits or supersedes, any grant of a security interest by Applicant in the Loan Documents. If Issuer honors any presentation or demand and Applicant fails to reimburse GE Capital therefor in accordance with the terms of the Credit Agreement, GE Capital and Issuer may assert their rights of subrogation under applicable law, whether Issuer's honor satisfies all or only part of the underlying obligation. The Applicant must, on reasonable notice, cooperate with Issuer and GE Capital in their assertion of the Applicant's rights against the Beneficiary, the Beneficiary's rights against the Applicant, and any other rights that Issuer or GE Capital may have by subrogation or assignment.

         3.       ADMINISTRATION OF CREDIT.

                  (a) Applicant will promptly examine a copy of each Credit (and any amendments thereof) sent to Applicant, as well as all other instruments and documents delivered to Applicant from time to time in connection with such Credit, and, in the event Applicant has any claim of non-compliance with the instructions or of any discrepancy or other irregularity, Applicant will notify GE Capital thereof in writing within two business days after its receipt of a copy of such Credit (and any amendments thereof), and Applicant will conclusively be deemed to have waived any such claim against GE Capital, Issuer and their subcontractors, servicers and agents unless such notice is given as aforesaid.

                  (b) Neither Issuer, GE Capital nor any of their correspondents shall be responsible for, and neither Issuer's and GE Capital's powers and rights hereunder nor Applicant's Obligations shall be affected by:
(i) any act or omission pursuant to Applicant's instructions; (ii) any other act or omission of Issuer, GE Capital or their subcontractors, servicers and agents or their respective agents or employees other than any such arising from its or their gross negligence or willful misconduct; (iii) the validity, accuracy or genuineness of Drafts, documents or required statements, even if such Drafts, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged (and notwithstanding that Applicant shall have notified Issuer or GE Capital thereof); (iv) failure of any Draft to bear any reference or adequate reference to the applicable Credit; (v) errors, omissions, interruptions or delays in transmission of delivery of any messages however sent and whether or not in code or otherwise; (vi) any act, default, omission, insolvency or failure in business of any other person (including any correspondent) or any consequences arising from causes beyond Issuer's or GE Capital's control, other than any acts, defaults or omissions of GE Capital or its subcontractors, agents, servicers, or employees of GE Capital constituting gross negligence or willful misconduct; (vii) any acts or omissions of any Beneficiary of any Credit or transferee of any Credit, if transferable; (viii) any act or omission of GE Capital or Issuer required or permitted under any (1) law or practice to which a Credit is subject, (2) applicable order, ruling or decree of any court, arbitrator or governmental agency, or (3) published statement or interpretation on a matter of law or practice; (ix) honor or other recognition of a presentation or demand that includes forged or fraudulent documents or that is otherwise affected by the fraudulent or illegal conduct of the Beneficiary or other person (excluding GE Capital's and Issuer's employees), or (x) dishonor of any presentation that does not strictly comply with the terms of the applicable Credit or that is fraudulent, forged or otherwise not entitled to be honored. Without limiting the generality of the foregoing, Issuer may (1) act in reliance on any oral, telephone, telegraphic, electronic, facsimile or written request, notice, or instruction believed in good faith to be from or have been authorized by the Applicant, (2) receive, accept or pay as complying with the terms of a Credit any Drafts or other documents, otherwise in order, which are signed by or issued to any person or entity acting as the representative of, or in the place of, the party in whose name such Credit provides that any Drafts or other documents should be drawn or issued and (3) waive its stipulation that the bank nominated in the applicable Credit shall accept or pay the Drafts, and Issuer may then accept presentations of Drafts and documents for payment directly.

                  (c) Notwithstanding any waiver by Applicant of discrepancies in Drafts, documents or required statements, GE Capital or Issuer, either one acting alone, has the right in its reasonable judgement, to decline to approve any discrepancies and to refuse payment on that basis under any Credit issued hereunder. Such right is in addition to and not in limitation of rights of Issuer under the UCP (as defined in paragraph 14(e) below).

                  (d) GE Capital may appoint any of its other subsidiaries as "Issuer" at any time and any such Issuer may assign all or any portion of its rights under this Agreement or any Credit, including without limitation any reimbursement obligation owing to it to any subsidiary of GE Capital, in each case without prior notice to Applicant.

         4.       RESERVE REQUIREMENTS AND SIMILAR COSTS.

                  If Issuer is now or hereafter becomes subject to any law, regulation, or other governmental requirement imposing any reserve, special deposit or similar requirement against assets of, deposits with, or for the account of, or credit extended by, Issuer, or any other condition is imposed upon Issuer which imposes a cost upon Issuer, and the result, in the determination of Issuer is to increase the cost to Issuer of maintaining a Credit or paying or funding the payment of any Draft thereunder, or to reduce the amount of any sum received or receivable, directly or indirectly, by Issuer hereunder, Applicant will pay to Issuer upon demand such amounts required to compensate Issuer for such increased cost or reduction. In making the determinations contemplated hereunder, Issuer may make such estimates, assumptions, allocations and the like which Issuer in good faith determines to be appropriate, but Issuer's selection thereof, and Issuer's determinations based thereon, shall be final and binding and conclusive upon Applicant.

         5.       POSSESSION OF PROPERTY BY APPLICANT.

                  If the Applicant receives possession of documents, goods or other property, if any, covered by a Credit, and accepts and approves of such documents, goods or other property, prior to Issuer's review of documents, then all discrepancies and other irregularities of said documents shall be deemed waived by the Applicant, and Issuer is authorized and directed to pay any Drafts drawn or purporting to be drawn upon such Credit.

         6.       PARTIAL SHIPMENTS.

                  (a)      Except as otherwise expressly stated in any Credit
(i) partial shipments may be made under such Credit, and Issuer may honor the relative Drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative Draft and the total amount of such Credit and the total quantity to be shipped under such Credit, and (ii) if such Credit specifies shipments in installments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent installments may nevertheless be made in their respective designated periods and Issuer may honor the relative Drafts.

         7.       EVENTS OF DEFAULT, REMEDIES; PRE-FUNDING.

                  (a) If any Event of Default has occurred and is continuing, other than an Event of Default specified in Sections 8.1(h) or 8.1(I) of the Credit Agreemen, Issuer may direct GE Capital in its capacity as Agent under the Credit Agreement to pursue any of the remedies provided for in the Loan Documents, including without limitation declaring that all of the Obligations (including any such Obligations that may be contingent and not matured) are immediately due and payable. If an Event of Default under Section 8.1(h) or Section 8.1(i) of the Credit Agreement has occurred, the Obligations shall automatically be due and payable.

                  (b) Without limiting the generality of the foregoing, Applicant agrees that if: i) any Default or Event of Default shall have occurred and be continuing; or ii) in the event that a Credit is denominated in a currency other than Dollars, GE Capital determines that such currency is unavailable or that the transactions contemplated by this Agreement are unlawful or contrary to any regulations to which GE Capital, Issuer or any agent, servicer or subcontractor of either of them may be subject or that due to currency fluctuations the Dollar Equivalent of the amount of a Credit exceeds the amount of Dollars that Issuer in its sole judgment expected to be its maximum exposure under such Credit, then Applicant will upon demand pay to GE Capital an amount equal to the undisbursed portion, if any, of such Credit (or such greater amount as may be specified in the Credit Agreement), and such amount shall be held as additional Collateral for the payment of all Letter of Credit Obligations, and after the expiration hereof, to the extent not applied to the Letter of Credit Obligations, shall be returned to Applicant (unless otherwise provided in the Credit Agreement or any other Loan Document).

         8.       DEFINITIONS.

                  As used herein, the following terms shall have the following meanings:

                  "AGENT" shall have the meaning given such term in the Credit Agreement.

                  "AGREEMENT" shall mean, collectively, these terms and conditions, each Application for Documentary Letter of Credit entered into between GE Capital and/or Issuer and Applicant, as the same may be amended, modified, supplemented or restated from time to time.

                  "APPLICANT" shall mean the person or entity executing this Agreement as Applicant.

                  "BENEFICIARY" shall mean, as to any Credit, the beneficiary of that Credit.

                  "COLLATERAL" shall have the meaning given to such term in the Credit Agreement.

                  "COVERED ACCOUNT" shall have the meaning given to such term in the Credit Agreement.

                  "CREDIT" shall mean a Documentary Letter of Credit issued by Issuer upon Applicant's request of GE Capital, as the same may be amended and supplemented from time to time, and any and all renewals, increases, extensions and replacements thereof and therefor.

                  "CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of November 7, 2003 among the Applicant, the other credit parties signatory thereto, the lenders signatory thereto from time to time and GE Capital as agent and as lender, as such Credit Agreement may be amended, modified, supplemented or restated from time to time.

                  "DEFAULT" shall have the meaning given such term in the Credit Agreement.

                  "DOLLAR EQUIVALENT" shall mean: a) the number of Dollars that is equivalent to an amount of a currency other than Dollars, determined by applying the selling rate of First Union National Bank, First Union Bank International or another bank of comparable size selected by Issuer; or b) in the event that Issuer shall not at the time be offering such a rate, the amount of Dollars that Issuer, in its sole judgment, specifies as sufficient to reimburse or provide funds to Issuer in respect of amounts drawn or drawable under a Credit; in either case as and when determined by Issuer.

                  "DOLLARS" shall mean lawful currency of the United States of America.

                  "DRAFT" shall mean any Draft (sight or time), receipt, acceptance, cable or other written demand for payment.

                  "EVENT OF DEFAULT" shall have the meaning given such term in the Credit Agreement.

                  "GUARANTOR" shall have the meaning given such term in the Credit Agreement.

                  "LETTER OF CREDIT OBLIGATIONS" shall have the meaning given such term in the Credit Agreement.

                  "LOAN DOCUMENTS" shall have the meaning given such term in the Credit Agreement.

                  "OBLIGATIONS" shall have the meaning given such term in the Credit Agreement.

                  "TERMINATION DATE" shall have the meaning given such term in the Credit Agreement.

         9.       EXPENSES; INDEMNIFICATION.

                  Applicant agrees to reimburse GE Capital and Issuer upon demand for and to indemnify and hold GE Capital and Issuer harmless from and against all claims, liabilities, losses, costs and expenses ("Indemnified Liabilities") including attorneys' fees and disbursements, incurred or suffered by GE Capital and/or Issuer in connection with any Credit. Such Indemnified Liabilities shall include, but not be limited to, all such Indemnified Liabilities incurred or suffered by GE Capital and/or Issuer in connection with
(a) GE Capital and/or Issuer's exercise of any right or remedy granted to it hereunder or under the Loan Documents, (b) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement including, without limitation, as a result of any act or omission by a Beneficiary, (c) the collection or enforcement of the Obligations, and (d) any of the events or circumstances referred to in paragraph 3(b) hereof, including any defense by GE Capital in an action in which Applicant obtains an injunction against presentation or honor of any Draft. None of GE Capital, Issuer or any subcontractor, servicer or agent of either of them shall be liable to Applicant for any special, indirect, consequential or punitive damages arising with respect to any Credit. If Issuer honors a Draft or presentation under a Credit and GE Capital reimburses Issuer therefor, and Applicant claims that it is not obligated to reimburse GE Capital for such Draft, Applicant shall nonetheless pay to GE Capital the amount paid by GE Capital, without prejudice to Applicant's claims against GE Capital or Issuer to recover fees and costs paid by Applicant with respect to the honored presentation plus any direct damages resulting therefrom which Applicant is unable to avoid or reduce. Applicant must in all instances mitigate damages claimed against Issuer or GE Capital or any subcontractor, servicer or agent of either of them arising with respect to any Credit. Notwithstanding the foregoing provisions of this paragraph 9, Applicant shall not be obligated to indemnify or reimburse GE Capital or its subcontractors, servicers or agents for any actions or omissions by them constituting gross negligence or willful misconduct.

         10.      LICENSES; INSURANCE.

                  The Applicant shall procure or cause the Beneficiaries of each Credit to procure promptly any necessary import and export or other licenses for import or export or shipping of any goods referred to in or pursuant to such Credit and to comply and to cause the Beneficiaries to comply with all foreign and domestic governmental regulations in regard to the shipment and warehousing of such goods or otherwise relating to or affecting such Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals, and to furnish such certificates in that respect as GE Capital may at any time require, and to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be satisfactory to GE Capital, and to cause GE Capital's interest to be endorsed thereon, and to furnish GE Capital on demand with evidence thereof. Should the insurance upon said goods for any reason be unsatisfactory to GE Capital, GE Capital may, at its expense, obtain insurance satisfactory to it.

         11.      NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

                  No delay by GE Capital or Issuer in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement shall be enforceable against GE Capital or Issuer unless in writing and signed by an officer of GE Capital, and unless it expressly refers to the provision affected, any such waiver shall be limited solely to the specific event waived. All rights granted GE Capital or Issuer hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to GE Capital or Issuer under the Loan Documents or applicable law and nothing herein shall be construed as limiting any such other right.

         12.      CONTINUING AGREEMENT; TERMINATION.

                  This Agreement shall continue in full force and effect until the Termination Date (subject to reinstatement, as provided in the Loan Documents).

         13.      PERFORMANCE STANDARDS.

                  Notwithstanding any provision to the contrary herein, GE Capital reserves the right to decline (i) any request made by the Applicant for the issuance of a Credit or (ii) any instruction provided by the Applicant if, in its discretion, GE Capital determines that the issuance of such Credit or the carrying out of such instruction contravenes GE Capital's customary procedures or policy or any applicable law, rule or regulation.

         14.      GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

                  (a) This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Georgia, and with respect to all security interests granted in connection herewith, GE Capital and Issuer shall have the rights and remedies of a secured party under applicable law, including but not limited to the Uniform Commercial Code of Georgia.

                  (b) APPLICANT AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN COURTS LOCATED WITHIN THE STATE OF GEORGIA AND THAT SUCH COURTS ARE CONVENIENT FORUMS THEREFOR, AND APPLICANT SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS.

                  (c) Applicant waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to Applicant at its address last specified for notices hereunder, and service so made shall be deemed completed two (2) days after the same shall have been so mailed.

                  (d) APPLICANT WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN IT AND GE CAPITAL OR ISSUER AND WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING WITH REGARD TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

                  (e) Each Credit and this Agreement shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, or the most recent revision thereof (the "UCP"), the terms of which are known to us, and the same shall be considered as incorporated herein. Solely for purposes of interpreting the UCP's application to this Agreement and Credits issued hereunder, Issuer shall be deemed to be a "bank" as such term is used in the UCP.

         15.      NOTICES.

                  Any notice to GE Capital or Issuer shall be effective only if in writing or by authenticated teletransmission acceptable to GE Capital or Issuer, as applicable, directed to the attention of and received by GE Capital or Issuer's Letter of Credit Group, as applicable. Any notice to or demand on Applicant shall be binding on Applicants and shall be effective when made to Applicant by mail, telegraph, facsimile, telephone or otherwise, in the case of mailed, telegraphed or cabled notices, to the address appearing below Applicant's signature or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this paragraph, and in the case of telephonic or facsimile notices, to the telephone number of Applicant appearing below Applicant's signature. Any requirements under applicable law of reasonable notice by GE Capital or Issuer to Applicant of any event shall be met if notice is given to Applicant, as the case may be, in the manner prescribed above at least seven days before (a) the date of such event or
(b) the date after which such event will occur.

         16.      THIRD PARTY BENEFICIARY.

                  Applicant hereby acknowledges that Issuer is a third party beneficiary under this Agreement and may enforce its rights under this Agreement directly against the Applicant as if Issuer were named herein as a party.

         17.      GENERAL.

                  (a) This Agreement shall be binding upon the heirs, executors, administrators, assigns and successors Applicant and shall inure to the benefit of and be enforceable by GE Capital, Issuer and their respective successors, transferees and assigns.

                  (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (c) This Agreement shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.

                  (d) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                  (e) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

Date: November ___, 2003

NAME OF APPLICANT: AVONDALE MILLS, INC.

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION

AVONDALE MILLS, INC.

By:________________________________         By:________________________________
    Name:__________________________             Name:__________________________
    Title:_________________________             Title:_________________________


Address of Applicant:

Avondale Mills, Inc.
506 South Broad Street
Monroe, Georgia 30655

Fax No.:___________________________

      Signature Page To Master Agreement for Documentary Letters Of Credit

                                     ANNEX I

         The Applicant agrees to pay the following fees with respect to the
Credits:

1. Upon issuance thereof, the greater of (a) 15bp of the amount of the Credit or (b) $150);

2.       Upon any amendment which increases the amount thereof, the greater of
         (c) 15bp of such increased amount or (d) $150;

3.       Upon any other amendment thereof, $150;

4.       Ipon the negotiation thereof, the greater of (e) 15bp of the amount or
         (f) $150

5.       Ocean / Air Releases: $150

6.       Cancellation: $150

7.       Cable Charges: $25

8.       Courier Charges $25.

With respect to any other activity related to such Credit, the standard fees and charges of Issuer for such activity.

                                                                  EXECUTION COPY

                                MASTER AGREEMENT

                                       FOR

                            STANDBY LETTERS OF CREDIT

                              TERMS AND CONDITIONS

General Electric Capital Corporation
201 High Ridge Road
Stamford, CT 06927

                  The undersigned ("APPLICANT") will require, from time to time, Standby Letters of Credit. General Electric Capital Corporation ("GE CAPITAL") will, upon Applicant's application therefor, and to the extent such application is approved by GE Capital in its sole discretion, issue Standby Letters of Credit or arrange for the issuance thereof through an indirect wholly-owned subsidiary of GE Capital. Each Credit will be governed by and interpreted in accordance with the following terms and conditions. Capitalized terms shall have the meanings accorded them in Section 9, Definitions, below.

1. PAYMENT TERMS.

                  In addition to all commissions, charges, fees and expenses payable in connection with Credits pursuant to the Credit Agreement (including, without limitation the Letter of Credit Fee, as defined in the Credit Agreement), but without duplication of any such amounts, Applicant agrees to pay to GE Capital on demand, at GE Capital's office located at 201 High Ridge Road, Stamford, Connecticut 06927 or at such other address or account as may be designated in writing by GE Capital, in Dollars, in immediately available funds:
(i) each amount paid by GE Capital under any Credit (which payment is permitted or required under this Agreement, ISP 98 or applicable law) in Dollars or in the event that the Credit permits Drafts under such Credit to be payable in a currency other than Dollars, the Dollar Equivalent of each amount so drawn; (ii) interest on each amount (or the Dollar Equivalent thereof) so drawn for each day from the date of payment of the relevant Draft to and including the date of payment in full of such amount by Applicant to GE Capital, at the rate specified in the Credit Agreement; and (iii) any and all other customary commissions and charges of, and any and all costs and expenses incurred by, GE Capital and its subcontractors or agents in relation to the Credits and all Drafts thereunder. A schedule of such other customary commissions and charges is attached hereto as Annex I. If a Credit provides for sight payment, reimbursement by Applicant is due on the day on which GE Capital pays on the applicable Draft. All payments by Applicant hereunder shall be made without withholding, deduction or set-off and shall be made free and clear of taxes.

2. SECURITY INTEREST.

                  To secure the payment and performance of all Obligations (including, without limitation, Letter of Credit Obligations), the Applicant hereby grants to Agent a security interest in the following, including, without limitation, the unqualified right to the possession and disposal of all property shipped under or in connection with each Credit, whether released to the Applicant under security agreements or otherwise, and also in and to all shipping documents, documents of title, or Drafts drawn under each Credit and in and to all other property owned by the Applicant, in or coming into GE Capital's possession or custody and in any Covered Account, together with the proceeds of each and all of the foregoing, until the Termination Date (subject to reinstatement as provided in the Loan Documents); provided, however, that in the event of any conflict or inconsistency between the foregoing and the provisions of any Loan Documents (besides this Agreement), the provisions of such Loan Document shall be deemed to govern and control in all respects. The grant of a security interest in the preceding sentence supplements, rather than limits or supersedes, any grant of a security interest by Applicant in the Loan Documents. If GE Capital honors any presentation, demand or Draft and Applicant fails to reimburse GE Capital therefor in accordance with the terms of the Credit Agreement, GE Capital may assert its rights of subrogation under applicable law, whether GE Capital's honor satisfies all or only part of the underlying obligation. The Applicant must, on reasonable notice, cooperate with GE Capital in its assertion of the Applicant's rights against the Beneficiary, the Beneficiary's rights against the Applicant, and any other rights that GE Capital may have by subrogation or assignment. Such cooperation shall include without limitation the prompt return of all Drafts, documents, instruments and statements in Applicant's possession that were presented by or on behalf of Beneficiary in connection with any draw under a Credit.

3. ADMINISTRATION OF CREDIT.

         (a) Applicant will promptly examine a copy of each Credit (and any proposed amendments thereto) sent to Applicant, as well as all other instruments and documents delivered to Applicant from time to time in connection with such Credit, and, in the event Applicant has any claim of non-compliance with the instructions or of any discrepancy or other irregularity or any objection to any action taken or proposed to be taken by GE Capital with respect to any Credit, Applicant will notify GE Capital thereof in writing within three business days after its receipt of a copy of such Credit, any amendments thereto, or such instruments or documents or notice of any such proposed action, and Applicant will conclusively be deemed to have waived any such claim against GE Capital and its subcontractors, servicers and agents or any defense to payment of GE Capital, its subcontractors or agents, unless such notice is given as aforesaid. This Section 3(a) is intended to substitute three business days for the "not unreasonable time period" set forth in Rule 5.09 of ISP 98.

         (b) Neither GE Capital nor any of its agents, subcontractors or servicers shall be responsible for, and neither GE Capital's powers and rights hereunder nor Applicant's obligations shall be affected by: (i) any act or omission pursuant to Applicant's instructions; (ii) any other act or omission of GE Capital or its subcontractors, servicers, agents or employees other than any such arising from its or their gross negligence or willful misconduct; (iii) the validity, accuracy or genuineness of Drafts, documents or required statements, even if such Drafts, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged (and notwithstanding that Applicant shall have notified GE Capital thereof); (iv) failure of any Draft to bear any reference or adequate reference to the applicable Credit; (v) errors, omissions, interruptions or delays in transmission of delivery of any messages however sent and whether or not in code or otherwise; (vi) any act, default, omission, insolvency or failure in business of any other person (including any agent, subcontractor or employee) or any consequences arising from causes beyond GE Capital's control, other than any acts or omissions of GE Capital or its subcontractors, agents, servicers, or employees of GE Capital constituting gross negligence or willful misconduct; (vii) any acts or omissions of any Beneficiary of any Credit or transferee of any Credit, if transferable; (viii) any act or omission of GE Capital required or permitted under any (1) law or practice to which a Credit is subject (including ISP 98), (2) applicable order, ruling or decree of any court, arbitrator or governmental agency, (3) a published statement or interpretation on a matter of law or practice (including ISP 98); (ix) honor or other recognition of a presentation or demand that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the Beneficiary or other person (excluding GE Capital's employees), including payment to a person who forges the signature of a Beneficiary or the signature of an assignee of a Credit's proceeds, (x) honor of a presentation without regard to any nondocumentary condition(s) in the Credit, regardless of whether Rule 4.11 of ISP 98 applies, or (xi) dishonor of any presentation that does not strictly comply with the terms of the applicable Credit or that is fraudulent, forged or otherwise not entitled to be honored. Without limiting the generality of the foregoing, GE Capital may (1) act in reliance on any oral, telephone, telegraphic, electronic, facsimile or written request, notice, or instruction believed in good faith to be from or have been authorized by the Applicant, (2) receive, accept or pay as complying with the terms of a Credit any Drafts or other documents, otherwise in order, which are signed by or issued to any person or entity acting as the representative of, or in the place of, the party in whose name such Credit provides that any Drafts or other documents should be drawn or issued and (3) waive its stipulation that the bank nominated in the applicable Credit shall accept or pay the Drafts, and GE Capital may then accept presentations of Drafts and documents for payment directly.

         (c) Subject to GE Capital's obtaining any necessary consent from the Beneficiary or other third party, GE Capital may for Applicant's account at any time (i) treat a Credit as governed by the law of the place where GE Capital or the Beneficiary is located, notwithstanding a choice of law provision in the Credit, and, in case of conflict, treat the law as prevailing over practice in such place or vice versa; (ii) shorten or lengthen the examination period; (iii) specify or amend a specified place or manner of receiving a presentation, effecting honor, or giving notice of dishonor; or (iv) discount an accepted Draft or deferred obligation incurred under the Credit.

         (d) Unless GE Capital is enjoined by a court of competent jurisdiction, GE Capital may assume that any Beneficiary or other presenter acts in good faith and that any presentation or other demand is nonfraudulent.

         (e) Unless the Credit specifically permits and GE Capital specifically agrees, GE Capital need not check the authenticity or authority of any purported Beneficiary signature, even if in other transactions the Beneficiary is a customer or its signature is otherwise known to GE Capital.

         (f) Unless specifically committed to do so in a writing signed by GE Capital, GE Capital need not consent to any amendment of a Credit. GE Capital may, upon the occurrence and continuation of an Event of Default, send a notice of non-extension to the Beneficiary under a Credit if it provides for automatic extension. Except as may otherwise be expressly provided in the Credit, any notice of dishonor given by GE Capital within six business days after presentation of documents to GE Capital shall not be deemed to be unreasonable. This Section 3(f) is intended to substitute six business days for the three business days set forth in Rule 5.01a of ISP 98.

         (g) Notwithstanding any waiver by Applicant of discrepancies in Drafts, documents or required statements, GE Capital acting alone has the right in its reasonable judgement, to decline to approve any discrepancies and to refuse payment on that basis under any Credit issued hereunder.

         (h) GE Capital may assign its rights and delegate its duties hereunder to any subsidiary of GE Capital, in each case without prior notice to Applicant; provided that such assignment and delegation does not diminish GE Capital's obligations or Applicant's rights or increase Applicant's duties hereunder.

         (i) No Credit shall be issued hereunder providing for the acceptance of time Drafts or the incurrence of deferred payment undertakings.

         (j) Notwithstanding any provision herein contained to the contrary, if Applicant approves the issuance of a Credit requiring payment of a Draft on the same day on which such Draft is presented, GE Capital shall be entitled to honor such Draft without review or examination by Applicant and Applicant waives all defenses to reimbursement thereof based on irregularities that may have been revealed by Applicant's review or examination.

4. LETTER OF CREDIT TEXT; EXTENSIONS.

Applicant is responsible for preparing or approving the text of each Credit as issued by GE Capital and as received by the Beneficiary. GE Capital's recommendation or drafting of text or GE Capital's use or non-use or refusal to use text submitted by Applicant shall not affect Applicant's ultimate responsibility for the final text and its receipt by the Beneficiary. Applicant is responsible for the effect, or lack of effect under ISP 98, Rule 4.11 or applicable law, of a provision in any Credit that requires GE Capital to verify facts rather than examine documents or that fails to identify the documents to which the provision applies.

                  Applicant is responsible for including suitable provisions in the underlying agreement that permit Applicant to review the text of the Credit as received by the Beneficiary and that describe the circumstances under which: a drawing under the Credit may be made, Credit proceeds may be applied to the underlying agreement, and part or all of those proceeds may be returned. Applicant accepts the risk that the text of the Credit is consistent with the underlying obligation, suitable for Applicant's purposes, and received by the Beneficiary in time to permit the Beneficiary and Applicant to review the Credit and to request any desired amendments.

5. RESERVE REQUIREMENTS AND SIMILAR COSTS.

                  If GE Capital is now or hereafter becomes subject to any law, regulation, or other governmental requirement imposing any reserve, special deposit or similar requirement against assets of, deposits with, or for the account of, or credit extended by, GE Capital, or any other condition is imposed upon GE Capital which imposes a cost upon GE Capital, and the result, in the determination of GE Capital is to increase the cost to GE Capital of maintaining a Credit or paying or funding the payment of any Draft thereunder, or to reduce the amount of any sum received or receivable, directly or indirectly, by GE Capital hereunder, Applicant will pay to GE Capital upon demand such amounts required to compensate GE Capital for such increased cost or reduction. In making the determinations contemplated hereunder, GE Capital may make such estimates, assumptions, allocations and the like which GE Capital in good faith determines to be appropriate, but GE Capital's selection thereof, and GE Capital determinations based thereon, shall be final and binding and conclusive upon Applicant.

6. POSSESSION OF PROPERTY BY APPLICANT.

                  If the Applicant receives possession of documents, goods or other property, if any, covered by a Credit, and accepts and approves such documents, goods or other property, prior to GE Capital's review of such documents, then all discrepancies and other irregularities of said documents shall be deemed waived by the Applicant, and GE Capital is authorized and directed to pay any Drafts drawn or purporting to be drawn upon such Credit.

7. PARTIAL SHIPMENTS.

         (a) Except as otherwise expressly stated in any Credit (i) partial shipments may be made under such Credit, and GE Capital may honor the relative Drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative Draft and the total amount of such Credit and the total quantity to be shipped under such Credit, and (ii) if such Credit specifies shipments in installments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent installments may nevertheless be made in their respective designated periods and GE Capital may honor the relative Drafts.

8. EVENTS OF DEFAULT, REMEDIES; PRE-FUNDING.

         (a) If any Event of Default has occurred and is continuing, other than an Event of Default specified in Sections 8.1(h) or 8.1(i) of the Credit Agreement, GE Capital as issuer hereunder and in its capacity as Agent under the Credit Agreement may pursue any of the remedies provided for in the Loan Documents, including without limitation declaring that all of the Obligations (including any such Obligations hereunder that may be contingent and not matured) are immediately due and payable. If an Event of Default under Section 8.1(h) or Section 8.1(i) of the Credit Agreement has occurred, the Obligations shall automatically be due and payable.

         (b) Without limiting the generality of the foregoing, Applicant agrees that if: i) any Default or Event of Default shall have occurred and be continuing; or ii) in the event that a Credit is denominated in a currency other than Dollars, GE Capital determines that such currency is unavailable or that the transactions contemplated by this Agreement are unlawful or contrary to any regulations to which GE Capital or any agent, servicer or subcontractor of GE Capital may be subject or that due to currency fluctuations the Dollar Equivalent of the amount of a Credit exceeds the amount of Dollars that GE Capital in its sole judgment expected to be its maximum exposure under such Credit, then Applicant will upon demand pay to GE Capital an amount equal to the undisbursed portion, if any, of such Credit (or such greater amount as may be specified in the Credit Agreement), and such amount shall be held as additional Collateral for the payment of all Letter of Credit Obligations, and after the expiration hereof, to the extent not applied to the Letter of Credit Obligations, shall be returned to Applicant (unless otherwise provided in the Credit Agreement or any other Loan Document).

9. DEFINITIONS.

                  As used herein, the following terms shall have the following meanings:

                  "AGENT" shall have the meaning given such term in the Credit Agreement.

                  "AGREEMENT" shall mean, collectively, this Agreement and each Application for Standby Letter of Credit entered into between GE Capital and Applicant, as the same may be amended, modified, supplemented or restated from time to time.

                  "APPLICANT" shall mean the person or entity executing this Agreement as Applicant.

                  "BENEFICIARY" shall mean, as to any Credit, the beneficiary of that Credit.

                  "COLLATERAL" shall have the meaning given to such term in the Credit Agreement.

                  "COVERED ACCOUNT" shall have the meaning given to such term in the Credit Agreement.

                  "CREDIT" shall mean a Standby Letter of Credit issued by GE Capital upon Applicant's request of GE Capital, as the same may be amended and supplemented from time to time, and any and all renewals, increases, extensions and replacements thereof and therefor.

                  "CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of November 7, 2003 among the Applicant, the other credit parties signatory thereto, the lenders signatory thereto from time to time and GE Capital as agent and as lender, as such Credit Agreement may be amended, modified, supplemented or restated from time to time.

                  "DEFAULT" shall have the meaning given such term in the Credit Agreement.

                  "DOLLAR EQUIVALENT" shall mean: a) the number of Dollars that is equivalent to an amount of a currency other than Dollars, determined by applying the selling rate of Wachovia Bank, National Association or another bank of comparable size selected by GE Capital; or b) in the event that GE Capital shall not at the time be offering such a rate, the amount of Dollars that GE Capital, in its sole judgment, specifies as sufficient to reimburse or provide funds to GE Capital in respect of amounts drawn or drawable under a Credit; in either case as and when determined by GE Capital.

                  "DOLLARS" shall mean lawful currency of the United States of America.

                  "DRAFT" shall mean any Draft (sight or time), receipt, acceptance, cable or other written demand for payment.

                  "EVENT OF DEFAULT" shall have the meaning given such term in the Credit Agreement.

                  "GUARANTOR" shall have the meaning given such term in the Credit Agreement.

                  "LETTER OF CREDIT OBLIGATIONS" shall have the meaning given such term in the Credit Agreement.

                  "LOAN DOCUMENTS" shall have the meaning given such term in the Credit Agreement.

                  "OBLIGATIONS" shall have the meaning given such term in the Credit Agreement.

                  "TERMINATION DATE" shall have the meaning given such term in the Credit Agreement.

10. EXPENSES; INDEMNIFICATION.

                  Applicant agrees to reimburse GE Capital and its subcontractors, servicers and agents upon demand for and to indemnify and hold GE Capital harmless from and against all claims, liabilities, losses, costs and expenses ("Indemnified Liabilities") including attorneys' fees and disbursements, incurred or suffered by GE Capital and its subcontractors, servicers and agents in connection with this Agreement or any Credit. Such Indemnified Liabilities shall include, but not be limited to, all such Indemnified Liabilities incurred or suffered by GE Capital and its subcontractors, servicers and agents in connection with (a) GE Capital's exercise of any right or remedy granted to it hereunder or under the Loan Documents, (b) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement including, without limitation, as a result of any act or omission by a Beneficiary, (c) the collection or enforcement of the Obligations, and (d) any of the events or circumstances referred to in paragraph 3(b) hereof, including any defense by GE Capital in an action in which Applicant obtains an injunction against presentation or honor of any Draft. None of GE Capital or any subcontractor, servicer or agent of GE Capital shall be liable to Applicant for any special, indirect, consequential or punitive damages arising with respect to any Credit. Applicant must in all instances mitigate damages claimed against GE Capital or any subcontractor, servicer or agent arising with respect to any Credit. If GE Capital honors a Draft or presentation under a Credit for which Applicant claims it is not obligated to reimburse GE Capital, Applicant shall nonetheless pay to GE Capital the amount paid by GE Capital, without prejudice to Applicant's claims against GE Capital to recover fees and costs paid by Applicant with respect to the honored presentation plus any direct damages resulting therefrom which Applicant is unable to avoid or reduce. Applicant's prevailing in an action based on forgery or fraud of the Beneficiary or other presenter does not relieve Applicant from its obligation to pay GE Capital's costs and expenses in contesting the entry or maintenance of injunctive relief. Notwithstanding the foregoing provisions of this paragraph 10, Applicant shall not be obligated to indemnify or reimburse GE Capital or its subcontractors, servicers or agents for any actions or omissions by them constituting gross negligence or willful misconduct.

11. LICENSES; INSURANCE.

                  If any Credit assures payment for goods to be imported, the Applicant shall procure or cause the Beneficiaries of each Credit to procure promptly any necessary import and export or other licenses for import or export or shipping of any goods referred to in or pursuant to such Credit and to comply and to cause the Beneficiaries to comply with all foreign and domestic governmental regulations in regard to the shipment and warehousing of such goods or otherwise relating to or affecting such Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals, and to furnish such certificates in that respect as GE Capital may at any time require, and to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be satisfactory to GE Capital, and to cause GE Capital's interest to be endorsed thereon, and to furnish GE Capital on demand with evidence thereof. Should the insurance upon said goods for any reason be unsatisfactory to GE Capital, GE Capital may, at its expense, obtain insurance satisfactory to it.

12. NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

                  No delay by GE Capital in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement shall be enforceable against GE Capital unless in writing and signed by an officer of GE Capital, and unless it expressly refers to the provision affected, any such waiver shall be limited solely to the specific event waived. All rights granted GE Capital hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to GE Capital under the Loan Documents or applicable law and nothing herein shall be construed as limiting any such other right.

13. CONTINUING AGREEMENT; TERMINATION.

                  This Agreement shall continue in full force and effect until the Termination Date (subject to reinstatement, as provided in the Loan Documents).

14. PERFORMANCE STANDARDS.

                  Notwithstanding any provision to the contrary herein, GE Capital reserves the right to decline (i) any request made by the Applicant for the issuance of a Credit or (ii) any instruction provided by the Applicant if, in its discretion, GE Capital determines that the issuance of such Credit or the carrying out of such instruction contravenes GE Capital's customary procedures or policy, ISP 98 or any applicable law, rule or regulation.

15. GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

         (a) This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Georgia, and with respect to all security interests granted in connection herewith, GE Capital shall have the rights and remedies of a secured party under applicable law, including but not limited to the Uniform Commercial Code of Georgia. This Agreement supplements the Loan Documents, including those provisions relating to Letter of

Credit Obligations and, except as expressly provided herein to the contrary, this Agreement does not supersede the Loan Documents.

         (b) APPLICANT AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN COURTS LOCATED WITHIN THE STATE OF GEORGIA AND THAT SUCH COURTS ARE CONVENIENT FORUMS THEREFOR, AND APPLICANT SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS.

         (c) Applicant waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to Applicant at its address last specified for notices hereunder, and service so made shall be deemed completed two (2) days after the same shall have been so mailed.

         (d) APPLICANT WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN IT AND GE CAPITAL WAIVES THE RIGHT TO ASSERT IN ANY ACTION OR PROCEEDING WITH REGARD TO THIS AGREEMENT OR ANY OF THE OBLIGATIONS ANY OFFSETS OR COUNTERCLAIMS WHICH IT MAY HAVE.

         (e) Each Credit and this Agreement shall be subject to the International Standby Practices, International Chamber of Commerce Publication No. 590 ("ISP 98") and the same are incorporated herein by reference. Applicant is responsible for knowing applicable letter of credit law and practice, including ISP 98. Solely for purposes of interpreting the ISP 98's application to this Agreement and Credits issued hereunder, GE Capital shall be deemed to be a "bank" as such term is used in ISP 98. To the extent permitted by applicable law, this Agreement shall prevail in case of a conflict with applicable law or ISP 98, and ISP 98 shall prevail in case of a conflict with applicable law.

16. NOTICES.

                  Any notice to GE Capital shall be effective only if in writing or by authenticated teletransmission acceptable to GE Capital, as applicable, directed to the attention of and received by GE Capital. Any notice to or demand on Applicant shall be binding on Applicant and shall be effective when made to Applicant by mail, telegraph, facsimile, telephone or otherwise, in the case of mailed, telegraphed or cabled notices, to the address appearing below Applicant's signature or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this paragraph, and in the case of telephonic or facsimile notices, to the telephone number of Applicant appearing below Applicant's signature. Any requirements under applicable law of reasonable notice by GE Capital to Applicant of any event shall be met if notice is given to Applicant, as the case may be, in the manner prescribed above at least two days before (a) the date of such event or (b) the date after which such event will occur.

17. APPLICANT STATUS.

                  The person identified in this Agreement as Applicant represents and warrants, except as otherwise provided in this Agreement, that:

         (a) it acts for itself and for no other person in requesting issuance of each Credit for its account;

         (b) it may be identified in each Credit as the "applicant," "account party" or "customer" at whose request and on whose instruction and for those account the Credit is issued;

         (c) it alone (acting through its officers) may authorize GE Capital to issue, amend, pay, or otherwise act under any Credit; and

         (d) it alone has standing to enforce this Agreement or otherwise to assert the rights and remedies of an applicant, including without limitation, to sue for any injunction against honor of any Credit.

18. GENERAL.

         (a) This Agreement shall be binding upon the heirs, executors, administrators, assigns and successors of the Applicant and shall inure to the benefit of and be enforceable by GE Capital and its respective successors, transferees and assigns.

         (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         (c) This Agreement shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.

         (d) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

Date: November ___, 2003

NAME OF APPLICANT: AVONDALE MILLS, INC.

                                           GENERAL ELECTRIC CAPITAL
                                           CORPORATION

AVONDALE MILLS, INC.

By:__________________________________      By:__________________________________
   Name:_____________________________         Name:_____________________________
   Title:____________________________         Title:____________________________


Address of Applicant:

Avondale Mills, Inc.
506 South Broad Street
Monroe, Georgia 30655

Fax No.:_____________________________

                                     ANNEX I

         The Applicant agrees to pay the following fees with respect to the
Credits:

I. ISSUANCE:

-Upon issuance thereof, [____________].

II AMENDMENT:

-Upon any amendment which increases the amount thereof, the [__________]